As filed with the Securities and Exchange Commission on April 30, 1997
                                                       Registration No. 33-88794
                                                                        811-8700
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               _________________

                                   FORM N-4

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 2
                                      and
                         REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 4

                   FIRST ING OF NEW YORK SEPARATE ACCOUNT A1
                          (Exact Name of Registrant)

                 FIRST ING LIFE INSURANCE COMPANY OF NEW YORK
                              (Name of Depositor)

                           225 Broadway, Suite 1901
                           New York, New York 10007
             (Address of Depositor's Principal Executive Offices)
                                (303) 860-1290
              (Depositor's Telephone Number, including Area Code)


                                                  Copy to:
JOHN R. BARMEYER                                  DIANE E. AMBLER, ESQ.
First ING Life Insurance Company of New York      Mayer, Brown & Platt
1290 Broadway                                     2000 Pennsylvania Avenue, N.W.
Denver, Colorado 80203-5699                       Washington, D.C. 20006-1882
(Name and Address of Agent for Service)           (202) 778-0641

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practical after the effective date.
                                ________________

It is proposed that this filing will become effective (check appropriate box)
   ___ immediately upon filing pursuant to paragraph (b) of Rule 485

    X  on May 1, 1997 pursuant to paragraph (b) of Rule 485
   ---
   ___ 60 days after filing pursuant to paragraph (a)(i) of Rule 485
   ___ on (date) pursuant to paragraph (a)(i) of Rule 485
   ___ 75 days after filing pursuant to paragraph (a)(ii)
   ___ on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
   ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      DECLARATION PURSUANT TO RULE 24F-2


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has elected to register an indefinite amount of securities under the Securities Act of 1933. Registrant filed its Form 24F-2 on February 28, 1997 for its most recent fiscal year ending December 31, 1996.





--------------------------------------------------------------------------------

        FIRST ING OF NEW YORK SEPARATE ACCOUNT A1 (File No. 33-88794)
                             Cross-ReferenceSheet
           Pursuant to Rule 495(a) Under the Securities Act of 1933


Form N-4 Item No.                            Caption in Prospectus
-----------------                            ---------------------
1.   Cover Page                              Cover Page

2.   Definitions                             Glossary of Terms

3.   Synopsis                                Summary of The Fulcrum Fund(R)
                                             Variable Annuity

4.   Condensed Financial Information         Condensed Financial Information

5.   General Description of Registrant,      Facts about First ING Life and the
     Depositor and Portfolio Companies       Variable Account; The Guaranteed
                                             Interest Division

6.   Deductions and Expenses                 Fee Table; Summary of The Fulcrum
                                             Fund (R) Variable Annuity;
                                             Certificate Charges and Fees

7.   General Description of Variable         Facts about the Contract and the
     Annuity Contracts                       Certificates

8.   Annuity Period                          Choosing an Annuity Option

9.   Death Benefit                           Summary of The Fulcrum Fund(R)
                                             Variable Annuity; Values under the
                                             Certificate

10.  Purchases and Contract Value            Summary of The Fulcrum Fund(R)
                                             Variable Annuity; Facts about the
                                             Contact and the Certificates;
                                             Values under the Certificate

11.  Redemptions                             Summary of The Fulcrum Fund(R)
                                             Variable Annuity; Certificate
                                             Charges, and Fees; Values under the
                                             Certificate, Choosing an Annuity
                                             Option

12.  Taxes                                   Summary of The Fulcrum Fund(R)
                                             Variable Annuity; Certificate
                                             Charges and Fees; Federal Tax
                                             Considerations

13.  Legal Proceedings                       Regulatory Information


                                             Caption in Statement of Additional
                                             ----------------------------------
                                             Information (or Prospectus, Where
                                             ---------------------------------
Form N-4 Item No.                            Indicated)
-----------------                            ----------

14.  Table of Contents of Statement of       Table of Contents of Statement of
     Additional Information                  Additional Information

15.  Cover Page                              Cover Page

16.  Table of Contents                       Table of Contents

17.  General Information and History         First ING Life; Prospectus -- Facts
                                             about First ING Life and the
                                             Variable Account

18.  Services                                First ING Life; The Administrator

19.  Purchase of Securities Being Offered    Prospectus -- Facts About the
                                             Contract and the Certificates

20.  Underwriters                            First ING Life

21.  Calculation of Performance Data         Performance Information; Prospectus
                                             - Appendix A, Performance
                                             Information

22.  Annuity Payouts                         Performance Information; Prospectus
                                             -- Choosing an Annuity Option

23.  Financial Statements                    Financial Statements of First ING
                                             Separate Account A1 of First ING
                                             Life Insurance Company of New York;
                                             Financial Statements of First ING
                                             Life Insurance Company of New York;
                                             Prospectus - Condensed Financial
                                             Information


Part C - Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.


                                     (ii)

                   THE FULCRUM FUND(R) VARIABLE ANNUITY

           A GROUP FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED AND
                           VARIABLE ANNUITY CONTRACT
                                   issued by
                 FIRST ING LIFE INSURANCE COMPANY OF NEW YORK
                                      AND
                   FIRST ING OF NEW YORK SEPARATE ACCOUNT A1


This prospectus describes The Fulcrum Fund(R) Variable Annuity, a group flexible premium deferred combination fixed and variable annuity contract (the "Contract") offered by First ING Life Insurance Company of New York ("First ING Life," "we," "our" or "us"). The Contract is issued to the Contract Holder, who is the group Contract owner. The group Contract Holder holds legal title to the group Contract and retains possession of the group Contract while it is in force. The Owner ("you" or "your") purchases a Certificate (the "Certificate") under the Contract with an initial Purchase Payment and is permitted to make additional Purchase Payments. The Certificate is designed to aid in long-term financial planning and provides automatic reinvestment and compounding of any investment earnings on a tax-deferred basis for retirement or other long-term purposes. Certificates are issued to those persons who apply for coverage under the group Contract through a Certificate application and are accepted by us. In the following, all references to rights and benefits under the Contract apply to each Certificate application and are accepted by us. In the following, all references to rights and benefits under the Contract apply to each Certificate issued under the Contract.

The Certificate is funded by First ING of New York Separate Account A1 (the "Variable Account"). Five Divisions of the Variable Account are currently available under the Certificate. The investments available through the Divisions of the Variable Account include mutual fund Portfolios of The Palladian Trust (the "Trust") as indicated below.

     Portfolio                                    Portfolio Managers
     ---------                                    ------------------

     The Value Portfolio                          GAMCO Investors, Inc.
     The Growth Portfolio                         Stonehill Capital Management,
                                                  Inc.
     The International Growth Portfolio           Bee & Associates Incorporated
     The Global Strategic Income Portfolio        Fischer Francis Trees & Watts,
                                                  Inc.
     The Global Interactive/Telecomm Portfolio    GAMCO Investors, Inc.

A Guaranteed Interest Division, which guarantees a minimum fixed rate of interest, is also available. Investors may utilize both the Variable Account and the Guaranteed Interest Division simultaneously.

You may allocate your Purchase Payments among the Divisions available under the Certificate in any way you choose, subject to certain restrictions. During the Accumulation Period, you may change the allocation of your Accumulation Value up to 12 times per Certificate Year free of charge.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                            IS A CRIMINAL OFFENSE.

 PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS NOT VALID
     UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE PALLADIAN TRUST.


Prospectus Date:  May 1, 1997

You may surrender the Certificate for its Cash Surrender Value at any time prior to the Annuity Date. The Cash Surrender Value will vary daily with the investment results of the Divisions of the Variable Account and any interest credited to the Guaranteed Interest Division. We do not guarantee any minimum Cash Surrender Value for amounts allocated to the Divisions of the Variable Account. You may withdraw some of your Cash Surrender Value by making partial withdrawals, subject to certain restrictions. Surrenders and withdrawals may be subject to a surrender charge and a tax penalty.

We will pay a Death Benefit to the Beneficiary if the Owner dies prior to the Annuity Date.


This prospectus describes the Contract, the Certificates issued under it, and your principal rights and limitations and sets forth the information concerning the Variable Account that investors should know before investing. The prospectus for the Trust, which must accompany this prospectus, provides information regarding investment activities and objectives of the Trust and should be read in conjunction with this prospectus. A Statement of Additional Information, dated May 1, 1997, about the Variable Account has been filed with the Securities and Exchange Commission ("SEC") and is available without charge. To obtain a copy of this document, call or write our Customer Service Center. The Table of Contents of the Statement of Additional Information may be found on page 41 of this prospectus. The Statement of Additional Information is incorporated herein by reference.

It is currently anticipated that on or about July 24, 1997, the Contract will no longer be offered to new investors. Notwithstanding the termination of new sales, existing Owners will continue to be entitled to exercise all rights under the Certificates, including the purchase of new Trust shares through Purchase Payments, Dollar Cost Averaging, Automatic Rebalancing, and other transfers between Divisions.

ISSUED BY:                         DISTRIBUTED BY:                    CUSTOMER SERVICE CENTER:
First ING Life Insurance Company   ING America Equities, Inc.         P.O. Box 173778
of New York                        1290 Broadway, Attn: Variable      Denver, CO  80217-3778
1290 Broadway                      Denver, CO  80203-5699             1-800-249-9099
Denver, CO  80203-5699
1-800-525-9852


Date of Prospectus:  May 1, 1997


________________________________________________________________________________
                                       2

TABLE OF CONTENTS

GLOSSARY OF TERMS...............................................................       5

FEE TABLE.......................................................................       8

SUMMARY OF THE FULCRUM FUND(R) VARIABLE ANNUITY.................................      12

General Description.............................................................      12
Purchase Payments...............................................................      13
Guaranteed Death Benefit........................................................      13
Partial Withdrawals.............................................................      13
Surrendering Your Certificate...................................................      13
Your Right to Cancel the Certificate............................................      14
Certificate Charges and Fees....................................................      14

CONDENSED FINANCIAL INFORMATION.................................................      15

FACTS ABOUT FIRST ING LIFE AND THE VARIABLE ACCOUNT.............................      15
First ING Life..................................................................      15
Customer Service Center.........................................................      15
The Variable Account............................................................      16
The Palladian Trust.............................................................      16
Changes Within the Variable Account.............................................      17

FACTS ABOUT THE CONTRACT AND THE CERTIFICATES...................................      18

Your Right to Cancel the Certificate............................................      18
Purchase Payments...............................................................      18
Dollar Cost Averaging...........................................................      19
Automatic Rebalancing...........................................................      19
Reports to Owners...............................................................      20
Group or Sponsored Arrangements.................................................      20
Offering the Certificate........................................................      21
Termination of New Sales........................................................      21

VALUES UNDER THE CERTIFICATE....................................................      21

Guaranteed Death Benefit........................................................      21
Death Benefit Proceeds..........................................................      22
Your Accumulation Value.........................................................      22
Measurement of Investment Experience for the Divisions of the Variable Account..      22
Division Accumulation Value of Each Division of the Variable Account............      23
Division Accumulation Value of the Guaranteed Interest Division.................      23
Your Right to Transfer Among Divisions..........................................      24
Partial Withdrawals.............................................................      25
Surrendering to Receive the Cash Surrender Value................................      27
When We Make Payouts............................................................      28

THE GUARANTEED INTEREST DIVISION................................................      28

OTHER INFORMATION...............................................................      29
The Owner.......................................................................      29
The Annuitant...................................................................      29

________________________________________________________________________________
                                       3
The Fulcrum Fund(R)

The Beneficiary.................................................................      30
Change of Owner, Beneficiary or Annuitant.......................................      30
Other Certificate Provisions....................................................      30
Authority to Change Contract and Certificate Terms..............................      31

CERTIFICATE CHARGES AND FEES....................................................      31

Deduction of Charges............................................................      31
Charges Deducted from the Accumulation Value....................................      32
Charges Deducted From The Divisions of the Variable Account.....................      33
Portfolio Expenses..............................................................      33

CHOOSING AN ANNUITY OPTION......................................................      33

General Provisions..............................................................      33
Payout Options..................................................................      34
Payout Period Options...........................................................      35

REGULATORY INFORMATION..........................................................      36

Voting Privileges...............................................................      36
State Regulation................................................................      37
Legal Proceedings...............................................................      38
Legal Matters...................................................................      38
Experts.........................................................................      38

FEDERAL TAX CONSIDERATIONS......................................................      38

Introduction....................................................................      38
First ING Life Tax Status.......................................................      38
Taxation of Annuities...........................................................      39
Taxation of Individual Retirement Annuities.....................................      40
Distribution-at-Death Rules.....................................................      40
Taxation of Death Benefit Proceeds..............................................      41
Certificates Owned by Non-Natural Persons.......................................      41
Section 1035 Exchanges..........................................................      41
Assignments.....................................................................      41
Multiple Certificates Rule......................................................      42
Diversification Standards.......................................................      42

TABLE OF CONTENTS OF STATEMENT..................................................      43
OF ADDITIONAL INFORMATION.......................................................      43

APPENDIX A......................................................................      44

APPENDIX B......................................................................      47

Performance Information.........................................................      47


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

________________________________________________________________________________
                                       4
The Fulcrum Fund(R)

GLOSSARY OF TERMS

AS USED IN THE PROSPECTUS, THE FOLLOWING TERMS HAVE THE INDICATED MEANINGS. THERE ARE OTHER CAPITALIZED TERMS WHICH ARE EXPLAINED OR DEFINED IN OTHER PARTS OF THIS PROSPECTUS.

ACCUMULATION EXPERIENCE FACTOR - The factor which reflects the investment experience of the Portfolio in which a Division of the Variable Account invests as well as the charges assessed against that Division for a Valuation Period during the Accumulation Period.

ACCUMULATION PERIOD - The period of time from the Certificate Date to the Annuity Date.

ACCUMULATION UNIT - A unit of measurement which we use to calculate the Accumulation Value during the Accumulation Period.

ACCUMULATION UNIT VALUE - The value of the Accumulation Units of the Divisions of the Variable Account. The Accumulation Unit Value is determined as of each Valuation Date.

ACCUMULATION VALUE - The amount that your Certificate provides which is available for investment at any time prior to the Annuity Date. Initially, this amount is equal to the initial Purchase Payment. Thereafter, the Accumulation Value will reflect additional Purchase Payments made, investment experience of the Divisions of the Variable Account you select, interest credited to the Guaranteed Interest Division, charges deducted and partial withdrawals taken.

AGE - The Age on the birthday prior to any date for which Age is to be determined.

ANNIVERSARY - The anniversary of the Certificate Date.

ANNUITANT - The person designated by the Owner to receive the Annuity Payouts and on whose life Annuity Payouts are based.

ANNUITY DATE - The date as of which Annuity Payouts begin.

ANNUITY EXPERIENCE FACTOR - The factor which reflects the investment experience of the Portfolio in which a Division of the Variable Account invests as well as the asset-based charges assessed against that Division for a Valuation Period during the Annuity Period.

ANNUITY OPTIONS - Options the Owner elects consisting of both the Payout Option and the Payout Period Option that determine the Annuity Payout.

ANNUITY PAYOUT - The periodic payouts an Annuitant receives. They may be either a fixed or a variable amount or a combination of fixed and variable, based on the Payout Option elected.

ANNUITY PERIOD - The period of time from the Annuity Date until the last Annuity Payout is made to the Annuitant.

ANNUITY UNIT - A unit of measurement which we use to calculate Annuity Payouts during the Annuity Period.

ANNUITY UNIT VALUE - The value of the Annuity Units of the Divisions of the Variable Account. The Annuity Unit Value is determined as of each Valuation Date.

BENEFICIARY (OR BENEFICIARIES) - The person (or persons) designated to receive the Death Benefit in the case of the death of the Owner during the Accumulation Period.

BENCHMARK TOTAL RETURN - The interest rate assumed for the purposes of calculating the Annuity Payout amount upon annuitization.

BUSINESS DAY - Any day which is a Valuation Date.

CASH SURRENDER VALUE - The amount the Owner receives upon surrendering the Certificate.

CERTIFICATE - The part of the entire Contract which provides the provisions of the Contract that apply to you.

________________________________________________________________________________
                                       5
The Fulcrum Fund(R)

CERTIFICATE DATE - The date as of which we have received and accepted the initial Purchase Payment for the Certificate and as of which we begin determining the Certificate values. The Certificate Date is used to determine Certificate Processing Dates, Certificate Years and Anniversaries.

CERTIFICATE PROCESSING DATE - The day when we deduct the annual administration charge from the Accumulation Value. Current practice is that the Certificate Processing Date will be as of each Anniversary. Any Certificate Processing Date that is not a Valuation Date will be deemed to occur as of the next succeeding Valuation Date.

CERTIFICATE YEAR - A period of 12 months commencing with the Certificate Date or any Anniversary.

CODE - Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT - The person designated by the Owner who becomes the Annuitant upon the Annuitant's death.

CONTINGENT BENEFICIARY (OR BENEFICIARIES) - The person (or persons) designated by the Owner who, upon the Beneficiary's death, becomes the Beneficiary.

CONTRACT - The entire Contract consisting of the basic Contract, the Certificate, any applications, the Certificate application, and any Riders or Endorsements.

CONTRACT DATE - The date as of which the Contract was issued to the Contract Holder.

CONTRACT HOLDER - The person or trust who is the group Contract owner and who holds legal title to the group Contract and retains possession of the group Contract while it is in force.

CUSTOMER SERVICE CENTER - Where service is provided to Owners. The mailing address and telephone number of the Customer Service Center are shown on page 2.

DEATH BENEFIT - The amount actually payable due to the death of the Owner during the Accumulation Period.

DIVISION - A sub-account of the Variable Account, the assets of which are invested in a corresponding Portfolio, or the Guaranteed Interest Division.

DIVISION ACCUMULATION VALUE  - The value under a Contract in a particular
Division.

EARNINGS - For purposes of calculating surrender charges, an amount equal to the Accumulation Value less Purchase Payments not previously withdrawn.

ENDORSEMENTS - An Endorsement changes or adds provisions to the Certificate.

FREE LOOK PERIOD - The period of time within which an Owner may examine the Certificate and return it for a refund.

GENERAL ACCOUNT - The account which contains all of our assets other than those held in our separate accounts.

GROSS PARTIAL WITHDRAWAL - A partial withdrawal plus any applicable surrender charges.

GUARANTEED INTEREST DIVISION - Part of our General Account to which a portion of your Accumulation Value may be allocated and which provides guarantees of principal and interest.

IRA CERTIFICATE - An Individual Retirement Annuity, an IRA Rollover or an IRA Transfer offered to an individual for use in connection with Sections 408(a) and
(b) of the Code.

NASD - The National Association of Securities Dealers, Inc.

NET PURCHASE PAYMENTS - Total Purchase Payments made less Gross Partial Withdrawals taken.

OWNER - The person or persons who own the Certificate and who are entitled to exercise all rights under the Certificate. This person's death during the Accumulation Period usually initiates payout of the Death Benefit.

PAYOUT OPTION - Specifies the type of annuity to be paid and may be either fixed, variable or a combination of fixed and variable.

________________________________________________________________________________
                                       6
The Fulcrum Fund(R)

PAYOUT PERIOD OPTION - Determines how long the annuity will be paid and the amount of the first payout.

PORTFOLIOS - The investment options available to the Divisions of the Variable Account. Each Portfolio has a defined investment objective.

PROCEEDS - The amount to be paid as of the Annuity Date to provide Annuity Payouts, upon surrender of the Certificate prior to the Annuity Date, or as a Death Benefit prior to the Annuity Date.

PURCHASE PAYMENTS - The initial Purchase Payment and any future payments made with respect to your Certificate.

RIDER - A Rider adds benefits to the Certificate.

SEC - The United States Securities and Exchange Commission.

SUPPLEMENTARY CONTRACT - The Election and Supplementary Agreement for a Settlement Option amends the entire Certificate when an Annuity Option becomes effective. The Supplementary Contract describes the manner of settlement and the rights of the Annuitant.

SUPPLEMENTARY CONTRACT EFFECTIVE DATE - The Annuity Date or the date of other settlement, whenever the Annuity Option becomes effective.

VALUATION DATE - Each date as of which the net asset value of the shares of any of the Portfolios and unit values of the Divisions are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange and First ING Life's Customer Service Center are open for business, except for days on which a Division's corresponding Portfolio does not value its shares.

VALUATION PERIOD - The period that starts at 4 p.m. Eastern Time on a Valuation Date and ends at 4 p.m. Eastern Time on the next succeeding Valuation Date.

VARIABLE ACCOUNT -First ING of New York Separate Account A1 established by First ING Life to segregate the assets funding the variable benefits provided by the Contract and the Certificates from the assets in our General Account.

________________________________________________________________________________
                                       7
The Fulcrum Fund(R)

FEE TABLE

The purpose of the following tables is to assist you in understanding the various costs and expenses that you may bear directly or indirectly. The tables reflect charges under the Certificates, expenses of the Divisions and expenses of the Portfolios. In addition to the expenses and charges described below, we may also deduct from the Proceeds taxes incurred but not paid to cover the state or local tax charge on Purchase Payments. See Taxes on Purchase Payments, page
22. We may reduce certain charges under certain group or sponsored arrangements. See Group or Sponsored Arrangements, page 20.

TRANSACTION EXPENSES

   Sales Load Imposed on Purchase Payments........................... 0%

   Surrender Charge/1/



               Anniversaries Since      Surrender Charge as a Percentage of
            Purchase Payment Was Made        Purchase Payment Withdrawn
                    0..................................7%
                    1..................................6%
                    2..................................5%
                    3..................................4%
                    4..................................3%
                    5..................................2%
                    6+.................................0%

   Excess Transfer Charge (does not apply to the first 12 transfers in a
   Certificate Year)/2/........ $25

ANNUAL CERTIFICATE FEES

   Administrative Charge (does not apply after the Annuity Date)/3/

     If Net Purchase Payments made are less than $100,000....................$30
     If Net Purchase Payments made are $100,000 or more......................$ 0

VARIABLE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF ASSETS IN EACH DIVISION OF
    VARIABLE ACCOUNT)

     Mortality and Expense Risk Charge....................1.25%
     Asset-based Administrative Charge....................0.15%
     Total Variable Account Annual Expenses...............1.40%

_______________________

/1/ Up to certain limits, partial withdrawals may be taken without incurring a surrender charge. See Charges Deducted from the Accumulation Value, page 30.


/2/ Any transfermunder Dollar Cost Averaging or Automatic Rebalancing is not considered a transfer for this purpose. See Dollar Cost Averaging, page 18, Automatic Rebalancing page 19. After the Annuity Date, transfers are limited to four each Certificate Year, and no transfer charge applies. See Excess Transfer Charge, page 31.

/3/ The administrative charge is deducted as of each Anniversary or upon surrender. See Administrative Charge, page 22.

________________________________________________________________________________
                                       8
The Fulcrum Fund(R)

PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)/4/


Beginning February 1, 1997, each Portfolio has a performance-based advisory fee. The base fee is 2.00%, but the total fee may vary from between 0.00% to 4.00%, depending on the Portfolio's performance. The base fee of 2.00% would be paid if Portfolio performance (net of all fees and expenses, including the advisory fee) is between 1.5 and 3.0 percentage points better than the benchmark index.
A fee of 4.00% would be paid only if Portfolio performance (net of all fees and expenses, including the advisory fee) was at least 7.5 percentage points better than the benchmark index. No fee will apply if the Portfolio's performance is more than 3.0 percentage points lower than the benchmark index. Because of this variation, expense information assuming fees of 0.00%, 2.00%, and 4.00% is set forth below. You should note, however, that the fee could be any figure between 0.00% and 4.00%. See the Prospectus of the Trust for complete details.


1.  Assuming Management and Advisory Fee of 0.00%


An advisory fee of 0% would be paid if the Portfolio's performance (net of all fees and expenses) was more than 3.0 percentage points lower than the benchmark index.


                                                           OTHER EXPENSES
                                          MANAGEMENT       (AFTER ANY                TOTAL
                                         AND ADVISORY      APPLICABLE              OPERATING
              FUND                         FEES /5/        REIMBURSEMENT) /6/        EXPENSES
================================================================================================
Value Portfolio                               0%                    0.70%                0.70%
Growth Portfolio                              0%                    0.70%                0.70%
International Growth Portfolio                0%                    1.20%                1.20%
Global Strategic Income Portfolio             0%                    1.20%                1.20%
Global Interactive/Telecomm Portfolio         0%                    1.20%                1.20%


_________________________


/4/ The following Portfolio expense information was provided to us by the Portfolios, and we have not independently verified such information. These Portfolio expenses are not direct charges against Division assets or reductions from Certificate values; rather, these Portfolio expenses are taken into consideration in computing each underlying Portfolio's net asset value, which is the share price used to calculate the unit values of the Divisions. For a more complete description of the Portfolios' costs and expenses, see the prospectus for the Trust.


/5/ A performance-based advisory fee is in effect that may vary from 0.00% to 4.00%.


/6/ The Manager has agreed to limit operating expenses and reimburse those expenses through December 31, 1997, to the extent a Portfolio's "other expenses" (i.e., expenses other than management fees) exceed the following expense limitations: Value Portfolio, 0.70%; Growth Portfolio, 0.70%; International Growth Portfolio, 1.20%; Global Strategic Income Portfolio, 1.20%; Global Interactive/Telecomm Portfolio, 1.20%. Without those limitations, it is estimated that the 1997 "other expenses" would be as follows: Value Portfolio, 2.49%; Growth Portfolio, 2.64%; International Growth Portfolio, 2.54%; Global Strategic Income Portfolio, 3.03%; Global Interactive/Telecomm Portfolio, 2.38%. For the two years following the date that the expense limitation ends, each Portfolio will reimburse the Manager for any fees it waived or expenses it reimbursed pursuant to the expenses limitation, provided that such reimbursement would not cause the Portfolio's "other expense" ratio to exceed the expense limitation set forth above. After this two year period, the Portfolio's reimbursement liability to the Manager will cease. In addition, if at anytime the Investment Management Agreement between the Manager and the Portfolio terminates, the Portfolio's reimbursement liability to the Manager will cease.

________________________________________________________________________________
                                       9
The Fulcrum Fund(R)

2.  Assuming Management and Advisory Fee of 2.00%


An advisory fee of 2.00% would be paid if the Portfolio's performance (net of all fees and expenses, including 2.00% advisory fee) was bwtween 1.5 and 3.0 percentage points better than the benchmark index.


                                                   OTHER EXPENSES
                                     MANAGEMENT     (AFTER ANY             TOTAL
                                    AND ADVISORY    APPLICABLE           OPERATING
               FUND                     FEES/5/    REIMBURSEMENT)/6/      EXPENSES
======================================================================================
Value Portfolio                         2.00%          0.70%                2.70%
Growth Portfolio                        2.00%          0.70%                2.70%
International Growth Portfolio          2.00%          1.20%                3.20%
Global Strategic Income Portfolio       2.00%          1.20%                3.20%
Global Interactive/Telecomm Portfolio   2.00%          1.20%                3.20%



3.  Assuming Management and Advisory Fee of 4.00%


An advisory fee of 4.00% would be paid if the Portfolio's performance (net of all fees and expenses, including the 4.00% advisory fee) was at least 7.5 percentage points better than the benchmark index.


                                                   OTHER EXPENSES
                                     MANAGEMENT     (AFTER ANY             TOTAL
                                    AND ADVISORY    APPLICABLE           OPERATING
               FUND                     FEES/5/    REIMBURSEMENT)/6/      EXPENSES
=====================================================================================
Value Portfolio                         4.00%          0.70%                4.70%
Growth Portfolio                        4.00%          0.70%                4.70%
International Growth Portfolio          4.00%          1.20%                5.20%
Global Strategic Income Portfolio       4.00%          1.20%                5.20%
Global Interactive/Telecomm             4.00%          1.20%                5.20%
 Portfolio


FEE EXAMPLES


The information presented in the following examples should not be considered a representation of past or future expenses. The examples depict the dollar amount of expenses that would be incurred under this Certificate assuming a $1,000 initial Purchase Payment and 5% annual return on assets. The expense amounts presented are derived from a formula which allows the maximum $30 annual administrative charge to be expressed as a percentage of the estimated average Certificate account size. Since the estimated average Certificate account size for Certificates issued under this prospectus is greater than $1,000, the expense effect of the annual administrative charge is reduced accordingly. Other expenses of the Portfolios are estimated. Actual Portfolio expenses may be greater or less than those on which these examples were based. Taxes on Purchase Payments may also be applicable but are not reflected in the expenses below. See Taxes on Purchase Payments, page 33. The annual administrative charge does not apply during the Annuity Period.

Because the advisory fee may vary from 0.00% to 4.00% depending on performance, three separate examples are provided: Example (1) assumes no advisory fee is paid; Example (2) assumes the advisory fee is paid at the annual rate of 2.00% and Example (3) assumes the advisory fee is paid at the annual rate of 4.00%.

________________________________________________________________________________
                                      10
The Fulcrum Fund(R)

        EXAMPLE 1 - ASSUMING MANAGEMENT AND ADVISORY FEE OF 0.00%


---------------------------------------------------------------------------------------------------------------------------
                                              IF YOU SURRENDER YOUR CONTRACT AT      IF YOU DO NOT SURRENDER YOUR
                                              THE END OF THE APPLICABLE TIME         CONTRACT OR IF YOU ANNUITIZE AT THE
                                              PERIOD.                                END OF THE APPLICABLE TIME PERIOD.
---------------------------------------------------------------------------------------------------------------------------
                                                1        3         5          10        1        3         5         10
DIVISION INVESTING IN:                         Year     Years     Years      Years     Year     Years     Years     Years
---------------------------------------------------------------------------------------------------------------------------
The Value Portfolio                             92       118       146        248       22       68        116       248
The Growth Portfolio                            92       118       146        248       22       68        116       248
The International Growth Portfolio              97       132       170        296       27       82        140       296
The Global Strategic Income Portfolio           97       132       170        296       27       82        140       296
The Global Interactive/Telecomm Portfolio       97       132       170        296       27       82        140       296
---------------------------------------------------------------------------------------------------------------------------


           EXAMPLE 2 - ASSUMING MANAGEMENT AND ADVISORY FEE OF 2.00%


---------------------------------------------------------------------------------------------------------------------------
                                              IF YOU SURRENDER YOUR CONTRACT AT      IF YOU DO NOT SURRENDER YOUR
                                              THE END OF THE APPLICABLE TIME         CONTRACT OR IF YOU ANNUITIZE AT THE
                                              PERIOD.                                END OF THE APPLICABLE TIME PERIOD.
---------------------------------------------------------------------------------------------------------------------------
                                                1        3         5          10        1        3         5         10
DIVISION INVESTING IN:                         Year     Years     Years      Years     Year     Years     Years     Years
---------------------------------------------------------------------------------------------------------------------------
The Value Portfolio                             111      175       239        427       41       125       209       427
The Growth Portfolio                            111      175       239        427       41       125       209       427
The International Growth Portfolio              116      189       261        466       46       139       231       466
The Global Strategic Income Portfolio           116      189       261        466       46       139       231       466
The Global Interactive/Telecomm Portfolio       116      189       261        466       46       139       231       466
------------------------------------------------------------------------------------------------------------------------------------


         EXAMPLE 3 - ASSUMING MANAGEMENT AND ADVISORY FEE OF 4.00%/7/


---------------------------------------------------------------------------------------------------------------------------
                                              IF YOU SURRENDER YOUR CONTRACT AT      IF YOU DO NOT SURRENDER YOUR
                                              THE END OF THE APPLICABLE TIME         CONTRACT OR IF YOU ANNUITIZE AT THE
                                              PERIOD.                                END OF THE APPLICABLE TIME PERIOD.
---------------------------------------------------------------------------------------------------------------------------
                                                1        3         5          10        1        3         5         10
DIVISION INVESTING IN:                         Year     Years     Years      Years     Year     Years     Years     Years
---------------------------------------------------------------------------------------------------------------------------
The Value Portfolio                             130      229       325        574       60       179       295       574
The Growth Portfolio                            130      229       325        574       60       179       295       574
The International Growth Portfolio              135      243       346        606       65       193       316       606
The Global Strategic Income Portfolio           135      243       346        606       65       193       316       606
The Global Interactive/Telecomm Portfolio       135      243       346        606       65       193       316       606
---------------------------------------------------------------------------------------------------------------------------


  THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, SUBJECT TO
                      THE GUARANTEES UNDER THE CONTRACT.

______________________


/7/ In order to have both a 5% annual return and an advisory fee of 4%, a Portfolio's performance would have to be 9% before deduction of the 4% fee (resulting in performance of 5%) and the benchmark index would have to decrease at least 2.5 percentage points (meaning that the Portfolio's performance after fees and expenses was at least 7.5 percentage points better than the benchmark index).

________________________________________________________________________________
                                      11
The Fulcrum Fund(R)

SUMMARY OF THE FULCRUM FUND(R) VARIABLE ANNUITY

GENERAL DESCRIPTION


This prospectus provides you with the necessary information to make a decision on purchasing the Fulcrum Fund(R) Variable Annuity offered by First ING Life and funded by the Variable Account as well as by our General Account. It is currently anticipated that on or about July 24, 1997, the Contract will no longer be offered to new investors. Notwithstanding the termination of new sales, existing Owners will continue to be entitled to exercise all rights under the Certificates, including the purchase of new Trust shares through Purchase Payments, Dollar Cost Averaging, Automatic Rebalancing, and other transfers between Divisions.

This summary provides a brief overview of the more significant aspects of the Contract and the Certificates issued under it. Further detail is provided in this prospectus, the related Statement of Additional Information, the Certificate, and the prospectus for the Trust. The Contract and the Certificate, together with any applications, the Certificate application and any Riders or Endorsements, constitute the entire agreement between you and us and should be retained. For further information about your Certificate, contact the First ING Life Customer Service Center.

We can issue a Certificate if the Owner and Annuitant are not older than Age 80, and we can accept additional Purchase Payments prior to the Annuity Date. For an IRA Certificate, you may not make Purchase Payments after March 31 of the year following the year in which you reach Age 70 1/2.

The Certificate may be used as an Individual Retirement Annuity, an IRA Rollover, or an IRA Transfer ("IRA Certificates"). IRA Certificates are offered to individuals for use in connection with Sections 408(a) and (b) of the Code. See your tax adviser concerning these matters.

Purchase Payments or Accumulation Value may be allocated among one or more of five Divisions of the Variable Account, a separate account of First ING Life, or the Guaranteed Interest Division. We do not promise that your Accumulation Value will increase. Depending on the Certificate's investment experience for funds invested in the Divisions of the Variable Account and interest credited to the Guaranteed Interest Division, the Accumulation Value, Cash Surrender Value and Death Benefit may increase or decrease on any day. Furthermore, all dividends, interest and capital gains generally accumulate free from annual taxation under current tax law until distributed

Each Division of the Variable Account invests its assets without sales charge in a corresponding mutual fund Portfolio of The Palladian Trust (the "Trust"). The Portfolios have their own distinct investment objectives and are managed by Palladian Advisors, Inc. ("PAI"). The Trust and PAI have retained several Portfolio Managers to manage the assets of each Portfolio. PAI has also retained Tremont Partners, Inc., as Portfolio Adviser, to research, evaluate, recommend and monitor the Portfolio Managers. Each Portfolio Manager is paid on an incentive fee basis, which could result in either higher than average advisory fees or, possibly, no advisory fee at all, depending on how well each Portfolio Manager performs for you. Each Portfolio Manager has also agreed to invest $1 million in the Portfolio(s) it manages, so once that investment is made, it is managing a portion of its money along with your money. You bear the investment risk for funds invested in the Divisions of the Variable Account; you receive the benefits from favorable experience but also bear the risk of poor investment experience. These Portfolios are available only to serve as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of First ING Life as well as other life insurance companies and to certain qualified pension and retirement plans. They are not directly available to individual investors. For more information regarding the Variable Account, the Divisions and the Portfolios, see The Variable Account, page 14, and The Palladian Trust, page 16.

The Guaranteed Interest Division is a part of our General Account and guarantees principal and a minimum interest rate of 3%. This interest will be paid regardless of the actual investment experience of the General Account; we bear the full amount of the investment risk for any amounts allocated to the Guaranteed Interest Division. For more information about the Guaranteed Interest Division, see THE GUARANTEED INTEREST DIVISION, page 28.

The Certificate also offers a choice of Annuity Options to which you may apply the Accumulation Value less taxes incurred but not deducted as of the Annuity Date. These Annuity Options are also available to the Beneficiary to apply the Death Benefit as of the Supplementary Contract Effective Date. You have the option to change the Annuity Date within certain limits.

________________________________________________________________________________
The Fulcrum Fund(R)

The ultimate effect of Federal income taxes on the amounts held under a Certificate, on Annuity Payouts and on the economic benefits to the Owner, Annuitant or Beneficiary depends on First ING Life's tax status and upon the tax status of the parties concerned. In general, an Owner is not taxed on increases in value under an annuity Certificate until some form of distribution is made under it. There may be tax penalties if you make a partial withdrawal or surrender the Certificate before reaching Age 59 1/2. See FEDERAL TAX CONSIDERATIONS, page 38.

PURCHASE PAYMENTS

The minimum initial Purchase Payment is $25,000 ($1,000 for an IRA Certificate). The minimum additional Purchase Payment we will accept is $500 ($250 for an IRA Certificate or $90 if you have set up your IRA on a monthly program of Purchase Payments). We will take under consideration and may refuse to accept a Purchase Payment if it would cause the sum of all Net Purchase Payments under the Certificate to exceed $1,500,000.

The initial Purchase Payment is allocated to each Division according to your most recent allocation instructions. All percentage allocations must be in whole numbers. We allocate any additional Purchase Payments among the Divisions in accordance with your most recent allocation instructions, or as otherwise instructed by you. You may designate a different allocation with respect to any Purchase Payment by sending us a written notice with the Purchase Payment or by telephone, if the proper telephone authorization form is on file with us. See Crediting and Allocation of Purchase Payments, page 18.

You may choose to have a specified dollar amount transferred from the Division investing in the Global Strategic Income Portfolio to the other Divisions of the Variable Account on a monthly basis during the Accumulation Period with the objective of shielding your investment from short-term price fluctuations. See Dollar Cost Averaging, page 19.

You may transfer or reallocate your Accumulation Value among the Divisions of the Variable Account any time after the end of the Free Look period. There is no charge for the first 12 transfers per Certificate Year during the Accumulation Period. A $25 charge will be assessed for each transfer in excess of 12 during a Certificate Year. If you elect a Variable Annuity Payout Option, you may make up to four transfers per Certificate Year, and no transfer charge will be assessed.

GUARANTEED DEATH BENEFIT

The Certificate provides a Guaranteed Death Benefit to the Beneficiary if the Owner dies prior to the Annuity Date. For more details, see Guaranteed Death Benefit, page 21, and Death Benefit Proceeds, page 22.

PARTIAL WITHDRAWALS

After the Free Look period, prior to the Annuity Date and while the Certificate is in effect, you may take partial withdrawals under any of three options: the Demand Withdrawal Option, the Systematic Income Program or the IRA Income Program. See Partial Withdrawals, page 25.

A penalty tax may be assessed upon partial withdrawals. See Taxation of Annuities, page 39.

SURRENDERING YOUR CERTIFICATE

You may surrender the Certificate at any time prior to the Annuity Date and receive its Cash Surrender Value. No Annuity Options are available upon surrender. No surrender may be made on or after the Annuity Date or with respect to any amounts applied under an Annuity Option. See Surrendering to Receive the Cash Surrender Value, page 27.

A penalty tax may be assessed upon surrender. See Taxation of Annuities, page
39.

________________________________________________________________________________
                                      13
The Fulcrum Fund(R)

YOUR RIGHT TO CANCEL THE CERTIFICATE

At any time during the Free Look Period, you may cancel your Certificate and receive a refund equal to your Accumulation Value plus charges deducted. The Free Look Period is a ten day period of time beginning when the Certificate is delivered to you. We deem this period as ending 15 days after the Certificate is mailed from our Customer Service Center.

CERTIFICATE CHARGES AND FEES

We deduct charges for certain transactions and make deductions from the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Division Accumulation Value of each Division bears to the total Accumulation Value. We may reduce certain charges for certain group or sponsored arrangements. See Group or Sponsored Arrangements, page 20. A description of the charges we deduct follows.

If a Purchase Payment is withdrawn or surrendered within five full Certificate Years since the Anniversary at the end of the Certificate Year in which the Purchase Payment was made, a surrender charge is assessed. If a Purchase Payment is made as of the first day of a Certificate Year, a surrender charge will apply against this Purchase Payment for six full years. For purposes of determining the amount of Purchase Payments withdrawn and the surrender charge, withdrawals will be allocated first to the Earnings, then to Purchase Payments held for at least five full Certificate Years since the Anniversary at the end of the Certificate Year in which the Purchase Payment was made, then to the amount by which 15% of the Accumulation Value as of the last Anniversary (less any Gross Partial Withdrawals already made during the Certificate Year which are not considered to be withdrawals of Purchase Payments) exceeds the Earnings in the Certificate, if any, and finally to Purchase Payments to which the lowest surrender charge applies. The surrender charge is 7% of the Purchase Payment if withdrawn in the Certificate Year during which the Purchase Payment was made, reduced by 1% each year for the next five Certificate Years and is 0% in the sixth Certificate Year following the Certificate Year in which the Purchase Payment was made. See Surrender Charge, page 32.

We charge each Division of the Variable Account with a daily asset-based charge equivalent to an annual rate of 1.25% for mortality and expense risks. See Mortality and Expense Risk Charge, page 33.

We charge each Division of the Variable Account with a daily asset-based charge equivalent to an annual rate of 0.15% to cover a portion of Certificate administration costs. See Asset-based Administrative Charge, page 33.

During the Accumulation Period, we deduct an annual administrative charge of $30 per Certificate Year if Net Purchase Payments are less than $100,000. If Net Purchase Payments equal $100,000 or more, the charge is zero. We also deduct this charge when determining the Cash Surrender Value payable if you surrender the Certificate prior to the end of a Certificate Year. See Administrative Charge, page 32.

A $25 charge will be assessed for each transfer in excess of 12 during a Certificate Year during the Accumulation Period. See Excess Transfer Charge, page 32.

Generally, taxes on Purchase Payments, if any, are incurred as of the Annuity Date, and a charge for taxes on Purchase Payments is deducted from the Accumulation Value as of that date. Some jurisdictions impose a tax on Purchase Payments at the time a Purchase Payment is paid. In these jurisdictions, our current practice is to pay the tax on Purchase Payments for you and then deduct the charge for these taxes from the payout of Proceeds. See Taxes on Purchase Payments, page 33.

There are fees and expenses deducted from the Portfolios. The investment experience of the Portfolios and deductions for fees and expenses from the Portfolios underlying the Divisions of the Variable Account in which you are invested will affect your Accumulation Value. Please read the prospectus for the Trust for details.

________________________________________________________________________________
                                      14
The Fulcrum Fund(R)

CONDENSED FINANCIAL INFORMATION


The audited financial statements of First ING Life at December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, (as well as the auditor's reports thereon) and the audited financial statements of the Separate Account as of December 31, 1996, and for the year then ended, are in the Statement of Additional Information. These financial statements have been prepared according to generally accepted accounting principles.


-------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                        ACCUMULATION UNIT        ACCUMULATION          ACCUMULATION
                                        VALUE AT BEGINNING        UNIT VALUE         UNITS AT END OF
         DIVISIONS                           OF PERIOD         AT END OF PERIOD        THE PERIOD        YEAR
-------------------------------------------------------------------------------------------------------------------
PALLADIAN ADVISORS, INC.
-------------------------------------------------------------------------------------------------------------------
   The Value Portfolio                              $10.00               $11.24           27,860.970      1996*
-------------------------------------------------------------------------------------------------------------------
   The Growth Portfolio                              10.00                 9.60           14,334.490      1996*
-------------------------------------------------------------------------------------------------------------------
   The International Portfolio                       10.00                10.40            8,357.410      1996*
-------------------------------------------------------------------------------------------------------------------
   The Global Strategic Income Portfolio             10.00                10.05            5,205.830      1996*
-------------------------------------------------------------------------------------------------------------------
   The Global Interactive/Telecomm Portfolio         10.00                 9.86            8,279.460      1996*
-------------------------------------------------------------------------------------------------------------------



*    Investment became available on February 29, 1996.



FACTS ABOUT FIRST ING LIFE AND THE VARIABLE ACCOUNT

FIRST ING LIFE


First ING Life is a stock life insurance company originally organized under the laws of the State of New York in 1973 as The Urbaine Life Reinsurance Company. The name of the company was changed in 1994 to First ING Life Insurance Company of New York. Our headquarters are located at 225 Broadway, Suite 1901, New York, NY 10007. Our total assets exceeded $33 million, and our shareholder's equity exceeded $21 million, on a generally accepted accounting principles basis as of December 31, 1996. We are admitted to do business in twenty states and the District of Columbia. Our primary current focus is the marketing of direct life insurance and annuity business.

First ING Life actively manages its General Account investment portfolio to meet both long-term and short-term contractual obligations. The General Account portfolio invests primarily in investment-grade bonds and low-risk policy loans.

In 1993, the company was purchased and became a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"), one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, Netherlands, and had consolidated assets exceeding $277.9 billion on a Dutch (modified U.S.) generally accepted accounting principles basis as of December 31, 1996.

The principal underwriter and distributor of the Contract and Certificates is ING America Equities, Inc. ("ING America Equities"), an affiliate of First ING Life. ING America Equities is registered as a broker-dealer with the SEC and is a member of the NASD. The current address for ING America Equities is 1290 Broadway, Attn: Variable, Denver, Colorado 80203-5699.

CUSTOMER SERVICE CENTER

Financial Administrative Services Corporation provides administrative services for First ING Life at our Customer Service Center at P.O. Box 173763, Denver, CO 80217-3763 The administrative services include processing Purchase Payments, Annuity Payouts, Death Benefits, surrenders, partial withdrawals and transfers; preparing confirmation

________________________________________________________________________________
                                      15
The Fulcrum Fund(R)
notices and periodic reports; calculating mortality and expense risk charges; calculating Accumulation and Annuity Unit Values; and distributing voting materials and tax reports.

THE VARIABLE ACCOUNT

All obligations under the Contract and the Certificates issued under it are general obligations of First ING Life. The Variable Account is a separate investment account used to support our variable annuity contracts and for other purposes as permitted by applicable laws and regulations. The assets of the Variable Account are our property but are kept separate from our General Account and our other variable accounts. We may offer other variable annuity contracts investing in the Variable Account which are not discussed in this prospectus. The Variable Account may also invest in other portfolios which are not available to the Certificate described in this prospectus.

We own all the assets in the Variable Account. Income and realized and unrealized gains or losses from assets in the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses in our other investment accounts. That portion of the assets of the Variable Account which is equal to the reserves and other contract liabilities with respect to the Variable Account is not subject chargeable with liabilities arising out of any other business we may conduct. It may, however, be subject to liabilities arising from Divisions of the Variable Account whose assets are attributable to other variable annuity contracts offered by the Variable Account. If the assets exceed the required reserves and other contract liabilities, we may transfer the excess to our General Account. Before making any such transfer, First ING Life will consider any possible adverse effect the transfer might have on the Variable Account. The assets in the Variable Account will at all times equal or exceed the sum of the accumulation values of all contracts funded by this Variable Account.

The Variable Account was established on March 15, 1994, and it may invest in mutual funds or other investment portfolios which we determine to be suitable for the contracts' purposes. The Variable Account is treated as a unit investment trust under Federal securities laws. It is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as an investment company. Such registration does not involve any supervision by the SEC of the management of the Variable Account or First ING Life. It is governed by the laws of New York, our state of domicile, and may also be governed by laws of other states in which we do business.

The Variable Account has several Divisions, each of which invests in shares of a corresponding Portfolio of The Palladian Trust. Therefore, the investment experience of your Certificate depends on the experience of the Divisions you select. These Portfolios are available only to serve as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of First ING Life as well as other life insurance companies, and to certain qualified pension and retirement plans. They are not available directly to individual investors.

THE PALLADIAN TRUST

Currently, each Division of the Variable Account offered pursuant to this prospectus invests in a corresponding Portfolio of The Palladian Trust. PAI serves as the manager to each Portfolio of the Trust. See the Trust prospectus for details. The Trust and PAI have retained several Portfolio Managers to manage the assets of the Portfolios as indicated below. PAI has also retained Tremont Partners, Inc., as Portfolio Adviser to research, evaluate, recommend and monitor the Portfolio Managers for each Portfolio.

The Trust pays PAI and the Portfolio Managers a monthly fee (the "advisory fee") based on the average daily net assets of each Portfolio. There are two components to the advisory fee: the basic fee and the incentive fee. The advisory fee is structured to vary based upon the Portfolio's performance (after expenses) compared to that of an appropriate market benchmark selected for that Portfolio. The Management and Advisory fee schedule provides for an incentive performance fee in excess of the listed fee for superior performance; it also provides for a lower fee for sub-par performance. The base fee will be 2.00%, but it may vary from 0.00% to 4.00% depending on the Portfolio's performance. See the prospectus of the Trust for more details. PAI is responsible for paying the fee of the Portfolio Adviser, which is structured to vary based on how well the Portfolio Managers perform.

The Trust is an open-end management investment company, more commonly called a mutual fund. The Trust's shares may also be sold to separate accounts of insurance companies, which may or may not be affiliated with First ING Life or each other, a practice known as "shared funding". These shares may also be sold to separate accounts funding both

________________________________________________________________________________
                                      16
The Fulcrum Fund(R)
variable annuity contracts and variable life insurance policies, a practice known as "mixed funding". As a result, there is a possibility that a material conflict may arise between the interests of Owners of Certificates in which Division Accumulation Values are allocated to the Variable Account and of owners of contracts in which accumulation values are allocated to one or more other separate accounts investing in any one of the Portfolios. Shares of these Portfolios may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of owners generally or certain classes of owners and such retirement plans or participants in such retirement plans. In the event of a material conflict, First ING Life will consider what action may be appropriate, including removing the Portfolio from the Variable Account. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in the Trust prospectus.

The Portfolios as well as their investment objectives are described below. There is no guarantee that any Portfolio will meet its investment objectives. Meeting objectives depends on various factors, including, in certain cases, how well the Portfolio Manager anticipates changing economic and market conditions.

Please refer to the Trust's prospectus for more information.

  Value Portfolio -- seeks to make money for investors by investing primarily in companies that the Portfolio Manager believes are undervalued and that by virtue of anticipated developments may, in the portfolio manager's judgment, achieve significant capital appreciation.

  Growth Portfolio -- seeks to make money for investors by investing primarily in securities selected for their long-term growth prospects.

  International Growth Portfolio -- seeks to make money for investors by investing internationally for long-term capital appreciation, primarily in equity securities.

  Global Strategic Income Portfolio -- seeks to make money for investors by investing for high current income and capital appreciation in a variety of domestic and foreign fixed-income securities.

  Global Interactive/Telecomm Portfolio -- seeks to make money for investors primarily by investing globally in equity securities of companies engaged in the development, manufacture or sale of interactive and/or telecommunications services and products.

CHANGES WITHIN THE VARIABLE ACCOUNT

We may from time to time make the following changes to the Variable Account:

   1) Make additional Divisions available. These Divisions will invest in Portfolios we find suitable for the Contract.

   2) Eliminate Divisions from the Variable Account, combine two or more Divisions, or substitute a new Portfolio for the Portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a Portfolio no longer suits the purposes of the Contract. This may also happen due to a change in laws or regulations or a change in a Portfolio's investment objectives or restrictions, or because the Portfolio is no longer available for investment, or for some other reason, such as a declining asset base.

   3) Transfer assets of the Variable Account, which we determine to be associated with the class of contracts to which the Contract belongs, to another variable account.

   4) Withdraw the Variable Account from registration under the 1940 Act.

   5) Operate the Variable Account as a management investment company under the 1940 Act.

   6) Cause one or more Divisions to invest in a mutual fund other than or in addition to the Portfolios of the Palladian Trust.

   7) Discontinue the sale of Contracts and Certificates.

   8) Terminate any employer or plan trustee agreement with us pursuant to its terms.

   9) Restrict or eliminate any voting rights as to the Variable Account.

  10) Make any changes required by the 1940 Act or the rules or regulations thereunder.

________________________________________________________________________________
                                      17
The Fulcrum Fund(R)

No such changes will be made until it becomes effective with the SEC or without any necessary approval of the applicable state insurance departments. Owners will be notified of any changes.

FACTS ABOUT THE CONTRACT AND THE CERTIFICATES

YOUR RIGHT TO CANCEL THE CERTIFICATE

You may cancel the Certificate within your Free Look Period, which is ten days after you receive your Certificate or such other period as required by state law. We deem this period to expire 15 days after the Certificate is mailed form our Customer Service Center. If you decide to cancel, you may mail or deliver the Certificate to us at our Customer Service Center. We will refund the Accumulation Value plus any charges we deducted. See CERTIFICATE CHARGES AND FEES, page 31.

PURCHASE PAYMENTS

INITIAL PURCHASE PAYMENT

You purchase the Certificate with an initial Purchase Payment. The minimum initial Purchase Payment is $25,000 ($1,000 for an IRA). We may reduce the minimum initial Purchase Payment requirements for certain group or sponsored arrangements or with approval by us. See Group or Sponsored Arrangements, page
20. We may not accept an initial Purchase Payment in excess of $1,500,000.

ADDITIONAL PURCHASE PAYMENTS

We can accept additional Purchase Payments until the Annuity Date. The minimum additional Purchase Payment we will accept is $500 ($250 for an IRA or $90 if you have set up your IRA on a monthly program of Purchase Payments). We may reduce the minimum additional Purchase Payment requirements for certain group or sponsored arrangements or with approval by First ING Life Insurance Company of New York. We may refuse to accept a Purchase Payment if it would cause the sum of all Net Purchase Payments to exceed $1,500,000.

We will accept rollover contributions to IRA rollover Certificates. The IRA maximums for annual contributions to an IRA do not apply to any Purchase Payment which is the result of a rollover or transfer from another qualified plan. For individual IRA Certificates, the Purchase Payment in any year on behalf of an individual Certificate may not exceed $2,000. For married individuals filing joint returns, each spouse may establish an IRA contract and contriubte up to $2,000 per year ($4,000 total even if one spouse does not work ), provided that the combined contributions do not exceed the total combined compensation of both spouses.

WHERE TO MAKE PAYMENTS

Send Purchase Payments to our Customer Service Center at the address shown on page 2. We will send you a confirmation notice upon receipt. Make checks payable to The Fulcrum Fund(R) Annuity/First ING Life.

CREDITING AND ALLOCATION OF PURCHASE PAYMENTS

We will credit the initial Purchase Payment within two business days of receipt of a completed Certificate application at our Customer Service Center. We may retain the initial Purchase Payment for up to five business days while attempting to complete an incomplete Certificate application. If the Certificate application cannot be made complete within five business days, the applicant will be informed of the reasons for the delay and the initial Purchase Payment will be returned immediately unless the applicant specifically consents to our retaining the initial Purchase Payment until the Certificate application is made complete. The initial Purchase Payment will then be credited within two business days of the proper completion of the Certificate application.

________________________________________________________________________________
                                      18
The Fulcrum Fund(R)

We will credit additional Purchase Payments that are accepted by us as of the Valuation Period of receipt at our Customer Service Center.

The initial Purchase Payment is allocated among any or all the available Divisions according to your most recent allocation instructions. All percentage allocations must be in whole numbers.

We allocate any additional Purchase Payments among the Divisions in accordance with your most recent allocation instructions, or as otherwise instructed by you. You may designate a different allocation with respect to any Purchase Payment by sending us a written notice with the Purchase Payment or by telephone, if the proper telephone authorization form is on file with us.

DOLLAR COST AVERAGING

The main objective of Dollar Cost Averaging is to protect your investment from short-term price fluctuations. Because the same dollar amount is transferred to a Division each month, more units are purchased in a Division if the value per unit that month is low, and fewer units are purchased if the value per unit that month is high. While it may not achieve its intended results, this plan of investing attempts to keep you from investing too much when the price of shares is high and too little when the price of shares is low.

During the Accumulation Period only, if you have at least $10,000 of Division Accumulation Value in the Division investing in the Global Strategic Income Portfolio, you may choose to transfer a specified dollar amount each month from this Division to other Divisions of the Variable Account. Dollar Cost Averaging transfers may not be made to the Guaranteed Interest Division. The minimum amount that you may elect to transfer each month under this option is $100. The maximum amount that you may transfer under this option is equal to the Division Accumulation Value of the Division investing in the Global Strategic Income Portfolio when the election is made divided by 12. Percentage allocations of the transfer amount must be designated as whole number percentages; no specific dollar designation may be made to the Divisions of the Variable Account. You may specify a date for Dollar Cost Averaging to terminate. You may also specify a dollar amount so that when the Division Accumulation Value of the Division investing in the Global Strategic Income Portfolio reaches this dollar amount, Dollar Cost Averaging will terminate.

The transfer date will be the same calendar day each month as the Certificate Date. If this calendar day is not a Valuation Date, the next Valuation Date will be used. If on any transfer date the Accumulation Value in the Global Strategic Income Division is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and this option will end.

You may change the transfer amount or the Divisions to which transfers are to be made once each Certificate Year, subject to the above limitations. You may cancel this election by notifying our Customer Service Center at least seven days before the next transfer date. Any transfer under this option will not be included for the purposes of the excess transfer charge.

Dollar Cost Averaging will end as of the Valuation Date immediately preceding the Annuity Date.

If you elect both Dollar Cost Averaging and Automatic Rebalancing, Dollar Cost Averaging will take place first. As of the first Valuation Date of the next calendar quarter after Dollar Cost Averaging has terminated, Automatic Rebalancing will begin. Dollar Cost Averaging is available without charge.

If you elect telephone privileges in an application or send written notice to our Customer Service Center requesting this privilege, you may make changes to your Dollar Cost Averaging options by telephoning our Customer Service Center. See Telephone Privileges, page 31.

AUTOMATIC REBALANCING

Automatic Rebalancing provides a method for maintaining a balanced approach to investing your Accumulation Value and simplifying the process of asset allocation over time. However, it may not achieve its intended results. There is no charge for this feature, and any transfers as a result of the operation of this feature are not counted toward the limit of 12 transfers per Certificate Year without an additional transfer charge. If you wish to transfer among the Divisions during the operation of Automatic Rebalancing, you must change your Automatic Rebalancing allocation instructions to achieve the transfer.

________________________________________________________________________________
                                      19
The Fulcrum Fund(R)

When you apply for the Certificate, or at any subsequent time during the Accumulation Period, you may elect Automatic Rebalancing by electing this feature on the Certificate application, completing the client service application, notifying us in writing or by telephoning us, if the proper telephone authorization is on file with us. Automatic Rebalancing allows you to match your Division Accumulation Value allocations over time with the allocation percentages you have selected. As of the first Valuation Date of each calendar quarter, we will automatically rebalance the amounts in each of the Divisions into which you allocate Purchase Payments to match your allocation percentages. This will rebalance any Division Accumulation Values that may be out of line with the allocation percentages you initially indicated, which may result, for example, from Divisions which under perform the other Divisions in certain quarterly periods.

If you elect this feature, as of the first Valuation Date of the next calendar quarter we will transfer amounts among the Divisions so that the ratio of your Division Accumulation Value in each Division to your total Accumulation Value matches your selected allocation percentage for that Division.

If you elect Automatic Rebalancing with your Certificate application, the first transfer will occur as of the first Valuation Date of the next calendar quarter following the end of the Free Look Period. If you elect this feature after the Certificate Date, the first transfer will be processed as of the first Valuation Date of the next calendar quarter after we receive notification at our Customer Service Center and the Free Look Period has ended.

You may change the allocation percentages for Automatic Rebalancing at any time and your Accumulation Value will be reallocated as of the Valuation Date that we receive your allocation instructions at our Customer Service Center. Any reduction in your allocation to the Guaranteed Interest Division, however, will be considered a transfer from that Division and, therefore, must comply with the maximum transfer amount and time limitations on transfers from the Guaranteed Interest Division, as described in Your Right to Transfer Among Divisions, page
23. We will not process an Automatic Rebalancing allocation request which is in conflict with these provisions.

Automatic Rebalancing may be terminated at any time, so long as we receive notice of the termination at least seven days prior to the first Valuation Date of the next calendar quarter.

If you elect both Dollar Cost Averaging and Automatic Rebalancing, Dollar Cost Averaging will take place first. As of the first Valuation Date of the next calendar quarter after Dollar Cost Averaging has terminated, Automatic Rebalancing will begin.

If you have elected telephone privileges in an application or sent written notice to our Customer Service Center requesting this privilege, you may make changes to your Automatic Rebalancing option by telephoning our Customer Service Center. See Telephone Privileges, page 31.

REPORTS TO OWNERS

During the Accumulation Period, we will send you a report within 31 days after the end of each calendar quarter. This report will show the current Division Accumulation Value in each Division, the total Accumulation Value, the Cash Surrender Value and the Death Benefit as of the end of the calendar quarter as well as activity under the Certificate since the last report. During the Annuity Period, we will send you a report within 31 days after the end of each calendar year showing any information required by law. The reports will include any information that may be required by the SEC or the insurance supervisory official of the jurisdiction in which the Certificate is delivered.

We will also send you copies of any shareholder reports of the Portfolios in which the Divisions of the Variable Account invest, as well as any other reports, notices or documents required by law to be furnished to Owners.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce or eliminate the surrender charge, the length of time a surrender charge applies, the administrative charge, the minimum initial Purchase Payment and the minimum additional Purchase Payment requirements, as well as other fees or charges. See CERTIFICATE CHARGES AND FEES, page 31. We may also increase the amount of partial withdrawals which may be withdrawn without surrender charge. Group arrangements include those in which a trustee, an employer or an association, for example, purchases Certificates

________________________________________________________________________________
                                      20
The Fulcrum Fund(R)
covering a group of individuals on a group basis or special exchange programs first ing life may offer, including to officers, directors and employees (or their families) of First ING Life and its affiliates. sponsored arrangements include those in which an employer or association allows us to offer Certificates to its employees or members on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group, among other factors. we take all these factors into account when reducing charges. to qualify for reduced charges, a group or sponsored arrangement must meet certain requirements. We will make any reductions according to our rules in effect when an application form for a Contract is approved, and any such reductions will apply uniformly to all Certificates issued under that contract. We may change these rules from time to time. Any variation in the surrender charge, administrative charge or other charges, fees and privileges will reflect differences in costs or services and will not be unfairly discriminatory.

OFFERING THE CERTIFICATE

ING America Equities is the principal underwriter and distributor of the Certificate as well as of other contracts and certificates issued through the Variable Account and other variable accounts of First ING Life and its affiliates. ING America Equities is an affiliate of First ING Life. It is registered with the SEC as a broker-dealer and is a member of the NASD. First ING Life pays ING America Equities for acting as principal underwriter under a distribution agreement. The offering of the Certificate will be continuous.

ING America Equities will enter into sales agreements with broker-dealers to solicit for the sale of the Certificate through registered representatives who are licensed to sell securities and variable insurance products, including variable annuities. The broker-dealer involved will generally receive commissions based on a percent of Purchase Payments made (up to a maximum of 6.0%). Compensation arrangements may vary among broker-dealers. In addition, we may also pay override payments, wholesaler fees and training allowances. The writing registered representative will receive a percentage of these commissions from the respective broker-dealer, depending on the practice of that broker-dealer. These commissions will be paid to the broker-dealer by ING America Equities and will not be charged to the Owner.

TERMINATION OF NEW SALES

It is currently anticipated that on or about July 24, 1997, the Contract will no longer be offered to new investors. Notwithstanding the termination of new sales, existing Owners will continue to be entitled to exercise all rights under the Certificates, including the purchase of new Trust shares through Purchase Payments, Dollar Cost Averaging, Automatic Rebalancing, and other transfers between Divisions.

VALUES UNDER THE CERTIFICATE

GUARANTEED DEATH BENEFIT

The Death Benefit payable under the Certificate provides for a Guaranteed Death Benefit amount which is greater than the traditional basic death benefit payable under annuity contracts. The Guaranteed Death Benefit is the greater of the following amounts as of the Valuation Date Guaranteed Death Benefit Proceeds are determined:

   1) The Accumulation Value; or

   2) The Step-Up Benefit plus Net Purchase Payments since the last step-up anniversary.

      The Step-Up Benefit at issue is the initial Purchase Payment. As of each step-up anniversary, the current Accumulation Value is compared to the prior determination of the Step-Up Benefit increased by Net Purchase Payments made since the last step-up anniversary. The greater of these becomes the new Step-Up Benefit.

      The step-up anniversaries are every 6th Anniversary for the duration of the Certificate (i.e., the 6th, 12th, 18th, etc.).

_______________________________________________________________________________
                                      21
The Fulcrum Fund(R)

The Death Benefit payable to the Beneficiary is the Guaranteed Death Benefit as calculated above minus taxes incurred but not deducted.

DEATH BENEFIT PROCEEDS

Proceeds payable to the Beneficiary upon the death of the Owner before the Annuity Date will be the Death Benefit and will be paid according to the provisions in Distribution-at-Death Rules, page 40. If the Owner is not an individual, Proceeds are payable upon the death of the Annuitant.

The Death Benefit will be determined as of the Valuation Date we receive both due proof of death and all information needed to process the claim, including designation of a Beneficiary and the election of a one-sum payout or election under an Annuity Option.

We will pay the Proceeds in one lump sum unless the Beneficiary elects an Annuity Option within 60 days of our receipt of due proof of death but prior to the date on which we pay the Proceeds. See CHOOSING AN ANNUITY OPTION, page 33. If a one-sum payout is elected, the Proceeds will usually be paid within 7 days of determination of the amount of the Death Benefit described above. Interest will be paid on the Proceeds from the date of determination of the Death Benefit to the date of payout. Interest is at the rate we declare, or any higher rate required by law, but not less than 3% per year. If the Proceeds are paid under an Annuity Option, the Beneficiary becomes the Annuitant, and the Contingent Beneficiary becomes the Contingent Annuitant. Contact our Customer Service Center or your agent for more information.

HOW TO CLAIM PAYOUTS TO BENEFICIARY

Before we will make any payouts to the Beneficiary, we must receive due proof of the death of the Owner in the form of a certified death certificate and all information needed to process the claim, including designation of a Beneficiary and the election of a one-sum payout or election under an Annuity Option. The Beneficiary should contact our Customer Service Center for instructions. For information on tax matters relating to death benefit proceeds, see FEDERAL TAX CONSIDERATIONS, page 38.

YOUR ACCUMULATION VALUE

The Accumulation Value of your Certificate is the sum of the Division Accumulation Values of all the Divisions of the Variable Account in which your Certificate is invested, plus any Division Accumulation Value of the Guaranteed Interest Division. Your Division Accumulation Value in a Division of the Variable Account as of any day is determined by multiplying the number of your Accumulation Units in that Division by the Accumulation Unit Value as of that day for that Division. We adjust your Accumulation Value as of each Valuation Date to reflect Purchase Payments and transfers made, partial withdrawals taken, deduction of certain charges, earned interest of the Guaranteed Interest Division, and the investment experience of the Divisions of the Variable Account. The Accumulation Value, less applicable taxes, is applied under the elected Annuity Option as of the Annuity Date. See CHOOSING AN ANNUITY OPTION, page 33.

You may allocate your Accumulation Value among all the Divisions available, subject to the restrictions on the percentages and amounts allocated from a Purchase Payment or a transfer to or from any Division.

MEASUREMENT OF INVESTMENT EXPERIENCE FOR THE DIVISIONS OF THE VARIABLE ACCOUNT

ACCUMULATION UNIT VALUE

The investment experience of a Division of the Variable Account is determined as of each Valuation Date. We use an Accumulation Unit Value to measure the experience of each of the Divisions of the Variable Account during a Valuation Period. The Accumulation Unit Value for a Valuation Period equals the Accumulation Unit Value for the preceding Valuation Period multiplied by the Accumulation Experience Factor for the Valuation Period.

________________________________________________________________________________
                                      22
The Fulcrum Fund(R)

We determine the number of Accumulation Units related to a given transaction in a Division of the Variable Account as of a Valuation Date by dividing the dollar value of that transaction in that Division by that Division's Accumulation Unit Value for that date.

For a description of the method of calculating the Accumulation Unit Value, see the Statement of Additional Information.

HOW WE DETERMINE THE ACCUMULATION EXPERIENCE FACTOR

For each Division of the Variable Account, the Accumulation Experience Factor reflects the investment experience of the Portfolio in which that Division invests and the charges assessed against that Division for a Valuation Period. The Accumulation Experience Factor is calculated as follows:

   1) The net asset value of the Portfolio in which that Division invests as of the end of the current Valuation Period; plus

   2) The amount of any dividend or capital-gains distribution declared and reinvested in that Portfolio during the current Valuation Period; minus

   3)   A charge for taxes; if any.

   4) The result of 1), 2), and 3) divided by the net asset value of that Portfolio as of the end of the preceding Valuation Period; minus

   5) The daily mortality and expense risk charge for that Division for each day in the Valuation Period; minus

   6) The daily asset-based administrative charge for that Division for each day in the Valuation Period.

NET RATE OF RETURN FOR A DIVISION OF THE VARIABLE ACCOUNT

The Net Rate of Return for a Division of the Variable Account during a Valuation Period is the Accumulation Experience Factor for that Valuation Period minus one.

DIVISION ACCUMULATION VALUE OF EACH DIVISION OF THE VARIABLE ACCOUNT

The Division Accumulation Value of each Division of the Variable Account as of the Certificate Date is equal to the amount of the initial Purchase Payment allocated to that Division.

On subsequent Valuation Dates, the amount of Division Accumulation Value of each Division of the Variable Account is calculated as follows:

   1) The number of Accumulation Units in that Division of the Variable Account as of the end of the preceding Valuation Period multiplied by that Division's Accumulation Unit Value for the current Valuation Period; plus

   2) Any additional Purchase Payments allocated to that Division during the current Valuation Period; plus

   3) Any Division Accumulation Value transferred to such Division during the current Valuation Period; minus

   4) Any Division Accumulation Value transferred from such Division during the current Valuation Period; minus

   5) Any excess transfer charge allocated to such Division during the current Valuation Period; minus

   6) Any Gross Partial Withdrawals allocated to that Division during the current Valuation Period; minus

   7) The portion of the annual administrative charge applicable to that Division if an Anniversary occurs during the Valuation Period.

DIVISION ACCUMULATION VALUE OF THE GUARANTEED INTEREST DIVISION

The Division Accumulation Value of the Guaranteed Interest Division as of the Certificate Date is equal to the amount of the initial Purchase Payment allocated to that Division.

________________________________________________________________________________
                                      23
The Fulcrum Fund(R)

On subsequent Valuation Dates, the Division Accumulation Value of the Guaranteed Interest Division is calculated as follows:

   1) The Division Accumulation Value of the Guaranteed Interest Division as of the end of the preceding Valuation Period plus earned interest during the Valuation Period; plus

   2) Any additional Purchase Payments allocated to the Guaranteed Interest Division during the current Valuation Period; plus

   3) Any Division Accumulation Value transferred to the Guaranteed Interest Division during the current Valuation Period; minus

   4) Any Division Accumulation Value transferred from the Guaranteed Interest Division during the current Valuation Period; minus

   5) Any excess transfer charge allocated to the Guaranteed Interest Division during the current Valuation Period; minus

   6) Any Gross Partial Withdrawals allocated to the Guaranteed Interest Division during the current Valuation Period; minus

   7) The portion of the annual administrative charge applicable to the Guaranteed Interest Division if an Anniversary occurs during the current Valuation Period.

YOUR RIGHT TO TRANSFER AMONG DIVISIONS

Prior to the Annuity Date, while the Certificate is in effect and after the Free Look Period, you may transfer your Accumulation Value among the Divisions of the Variable Account and the Guaranteed Interest Division. The minimum amount that may be transferred from each Division is the lesser of $100 or the balance of a Division. Percentages must be in whole numbers. Transfers due to the operation of Dollar Cost Averaging or Automatic Rebalancing are not included in determining the limit on transfers without a charge. Each request to transfer for your Certificate is considered one transfer regardless of how many Divisions are affected by the transfer.

The table below summarizes the number of transfers available and any associated charges during any Certificate Year:

                                                 Accumulation Period                      Annuity Period
                                                 -------------------                      --------------
          Free Transfers                         12                                       4

          Total Number of Transfers Permitted    Unlimited                                4

          Excess Transfer Charge                 $25 for each transfer in excess of 12    Not Applicable

We reserve the right to limit the number of transfers per Certificate Year to 12 and to limit excessive trading activity, which can disrupt Portfolio management strategy and increase Portfolio expenses. For example, we may refuse to accept or to place certain restrictions on transfers made by third-party agents acting on behalf of multiple Owners or made pursuant to market timing services when we determine, at our sole discretion, that such transfers will be detrimental to the Portfolios and the Owners as a whole. Such transfers may cause increased trading and transaction costs, disruption of planned investment strategies, forced and unplanned portfolio turnover, and lost opportunity costs and may subject the Portfolios to large asset swings that diminish the Portfolios' ability to provide maximum investment return to all Owners.

Once during the first 30 days of each Certificate Year, you may transfer amounts from the Guaranteed Interest Division. Transfer requests received within 30 days prior to the Anniversary will be deemed to occur as of the Anniversary. Transfer requests received on the Anniversary or within the following 30 days will be processed; transfer requests received at any other time will not be processed. Transfers of your Accumulation Value to the Guaranteed Interest Division are not limited to this 30-day period.

________________________________________________________________________________
                                      24
The Fulcrum Fund(R)

The maximum transfer amount from the Guaranteed Interest Division to the Divisions of the Variable Account in any Certificate Year is the greatest of:

   1) 25% of the balance in the Guaranteed Interest Division immediately prior to the transfer;

   2)  $100; or

   3) the total of all transfers and partial withdrawals (including Systematic Income Program partial withdrawals) from the Guaranteed Interest Division in the prior Certificate Year.

When a transfer involving the Divisions of the Variable Account is made, we redeem Accumulation Units in the Divisions you are transferring from, and purchase Accumulation Units in the Divisions you are transferring to, at their values next computed after receipt of your request at our Customer Service Center.

If you have elected telephone privileges by sending written notice to our Customer Service Center requesting this privilege, you may make transfers by telephoning our Customer Service Center. See Telephone Privileges, page 34.

PARTIAL WITHDRAWALS

Prior to the Annuity Date, while the Certificate is in effect and after the Free Look Period, you may withdraw in cash all or a part of the Cash Surrender Value of your Certificate. Partial withdrawals may be subject to a 10% tax penalty. See Tax Consequences of Partial Withdrawals, page 27.

Partial withdrawals from the Divisions of the Variable Account will be made by redeeming Accumulation Units in the affected Divisions at their values next computed after we receive your request at our Customer Service Center. A partial withdrawal will result in a decrease in the Accumulation Value of your Certificate. The decrease is equal to the amount of the Gross Partial Withdrawal. A surrender charge could be incurred for withdrawals in excess of certain amounts. See Surrender Charge, page 32, and The Amount You May Withdraw Without a Surrender Charge, page 27.

Certain plans or programs sold on a group or sponsored basis to employee or professional groups may have different withdrawal privileges. See Group or Sponsored Arrangements, page 20.

Withholding of Federal income taxes on all distributions may be required unless you elect not to have any such amounts withheld and properly notify First ING Life of that election. Even if you elect no withholding, special "back-up withholding" rules may require First ING Life to disregard your election if you fail to supply First ING Life with a taxpayer identification number ("TIN") or social security number for individuals or if the Internal Revenue Service notifies First ING Life that the TIN provided by you is incorrect. In addition, withholding is required for all payees with addresses outside the United States. Some states also impose withholding requirements.

If you have elected telephone privileges by sending written notice to our Customer Service Center requesting this privilege, you may make demand withdrawals by telephoning our Customer Service Center. Any telephone request for a demand withdrawal must be for an amount less than $25,000. See Telephone Privileges, page 31.

There are three options available for selecting partial withdrawals: the Demand Withdrawal Option, the Systematic Income Program, and the IRA Income Program. All three options are described below.

DEMAND WITHDRAWAL OPTION

The minimum amount you may withdraw under this option is $100, and the maximum demand withdrawal amount is the Cash Surrender Value minus $500. If the amount of the demand withdrawal you specify exceeds the maximum level, the amount of the demand withdrawal will automatically be adjusted to leave $500 remaining as Cash Surrender Value. See Surrendering to Receive the Cash Surrender Value, page 27.

Unless you specify otherwise, the amount of the partial withdrawal will be taken from each Division in the same proportion that the amount of Division Accumulation Value in that Division bears to the Accumulation Value in all of the Divisions immediately before the withdrawal.

________________________________________________________________________________
                                      25
The Fulcrum Fund(R)

A surrender charge could be incurred for demand withdrawals in excess of certain amounts. See Charges Deducted from the Accumulation Value, page 33, The Amount You May Withdraw Without a Surrender Charge, page 27, and Appendix A, page
44.

You may not withdraw from the Guaranteed Interest Division an amount that is greater than the total demand withdrawal multiplied by the ratio of the value in the Guaranteed Interest Division to the total Accumulation Value immediately before the withdrawal.

SYSTEMATIC INCOME PROGRAM

You may choose to receive Systematic Income Program partial withdrawals on a monthly or quarterly basis from the Accumulation Value. Withdrawals will be taken from each Division of the Variable Account and the Guaranteed Interest Division in the same proportion that the Division Accumulation Value of that Division bears to the total Accumulation Value. The payouts under this option may not start sooner than one month after the Certificate Date.

You may select the day of the month when the withdrawals will be made. If no day is selected, the withdrawals will be made on the same calendar day of the month as the Certificate Date. If this calendar day is not a Valuation Date, the next Valuation Date will be used. You may select a dollar amount or a percentage amount for your withdrawal subject to the following maximums:

         Frequency               Maximum Income Payment Percentage
         ----------              ---------------------------------
         Monthly.................1.25% of Accumulation Value
         Quarterly...............3.75% of Accumulation Value

Except as described in the following sections, in no event will a payout be less than $100.

If a dollar amount is selected and the amount to be systematically withdrawn would exceed the applicable maximum percentage as of the withdrawal date, the amount withdrawn will be reduced to equal such percentage. If the amount to be withdrawn is then less than $100, the withdrawal will be made, the Systematic Income Program will be canceled. See Appendix A, page 44.

If a percentage is selected and the amount to be systematically withdrawn based on that percentage would be less than $100, the amount withdrawn will be increased to the lesser of $100 or the maximum percentage. If this amount to be withdrawn is then less than $100, the withdrawal will be made, the Systematic Income Program will be canceled.

During any Certificate Year, if a demand withdrawal is made while the Systematic Income Program is in effect, the remaining payouts to be made under the Systematic Income Program for that Certificate Year will be considered demand withdrawals for purposes of calculating any applicable surrender charges. If a demand withdrawal is not made in the same Certificate Year, Systematic Income Program partial withdrawals will not be assessed a surrender charge. IRA Income Program partial withdrawals will not be assessed a surrender charge. However, the amount available for Systematic Income Program partial withdrawals and IRA Income Program partial withdrawals is never greater than the Cash Surrender Value.

You may change the amount or percentage of your Systematic Income Program partial withdrawal once each Certificate Year. You may cancel your election at any time by notifying our Customer Service Center at least seven days prior to the next scheduled withdrawal date.

In no event will you be allowed to withdraw more than the Cash Surrender Value.

IRA INCOME PROGRAM -- IRA CERTIFICATES ONLY

If you have an IRA Certificate, we will provide payout of amounts required to be distributed by the Internal Revenue Service unless the minimum distributions are otherwise satisfied. See Taxation of Individual Retirement Annuities, page 40.

________________________________________________________________________________
                                      26
The Fulcrum Fund(R)

You may either provide us with the minimum required distribution or we will determine the amount that is required to be distributed from your Certificate each year based on the information you give us and various choices you make. For information regarding the calculation and choices you must make, see the Statement of Additional Information. The minimum dollar amount of each distribution is $100. At any time while minimum distributions are being made, if your Cash Surrender Value falls below $2,000, we will cancel the Certificate and send you the amount of your Cash Surrender Value.

In no event will you be allowed to withdraw more than the Cash Surrender Value.

THE AMOUNT YOU MAY WITHDRAW WITHOUT A SURRENDER CHARGE

Each Certificate Year after the first you may withdraw without a surrender charge the greater of Earnings (as of the date of receipt of the written request) or 15% of the Accumulation Value as of the last Anniversary (less any Gross Partial Withdrawals already made during the Certificate Year which are not considered to be withdrawals of Purchase Payments) as well as Purchase Payments held beyond the surrender charge period. Any unused portion of a partial withdrawal amount not subject to a surrender charge is non-cumulative and does not apply to a partial withdrawal made in subsequent Certificate years.

Demand withdrawals and any Systematic Income Program partial withdrawals which occur in the same Certificate Year as a demand withdrawal are deemed to be made in the following order:

     1)   Any Earnings in the Certificate;

     2) Purchase Payments held for at least five full Certificate Years since the Anniversary at the end of the Certificate Year in which the Purchase Payment was made;

     3) The amount by which 15% of the Accumulation Value as of the last Anniversary (less any Gross Partial Withdrawals already made during the Certificate Year which are not considered to be withdrawals of Purchase Payments) exceeds the Earnings in the Certificate, if any;

     4)   Any Purchase Payments remaining on a first-in, first-out basis.

A surrender charge applies only to the withdrawal of Purchase Payments held less than five full Certificate Years since the Anniversary at the end of the Certificate Year in which the Purchase Payment was made. If a Purchase Payment is made as of the first day of a Certificate Year, a surrender charge will apply against this Purchase Payment for six full years. See Surrender Charge, page 32.

Certain plans or programs sold on a group or sponsored basis to employee or professional groups may have different withdrawal privileges. See Group or Sponsored Arrangement, page 20.

For an example illustrating how we determine the surrender charge (and the amounts that may be withdrawn without a surrender charge) for a hypothetical series of demand withdrawals, see Appendix A, page 44.

TAX CONSEQUENCES OF PARTIAL WITHDRAWALS

CONSULT YOUR TAX ADVISER REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING PARTIAL WITHDRAWALS. A partial withdrawal made before the taxpayer reaches Age 59 1/2 may result in an imposition of a tax penalty of 10% of the taxable portion withdrawn. Please refer to FEDERAL TAX CONSIDERATIONS, page 38, for more details.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE

You may surrender the Certificate for its Cash Surrender Value at any time prior to the Annuity Date.

Your Certificate's Cash Surrender Value fluctuates daily with the investment experience of the Divisions of the Variable Account in which you are invested and any interest credited to amounts you have invested in the Guaranteed Interest Division. We do not guarantee any minimum Cash Surrender Value for amounts invested in the Divisions of the Variable Account. The amount allocated to the Guaranteed Interest Division and a minimum interest rate are

________________________________________________________________________________
                                      27
The Fulcrum Fund(R)
guaranteed for amounts allocated to the Guaranteed Interest Division. As of any Valuation Date while the Certificate is in effect, the Cash Surrender Value is calculated as follows:

  1) We take the Certificate's Accumulation Value as of that date less any taxes incurred but not deducted (see Taxes on Purchase Payments, page 33);

  2)  We deduct any surrender charge (see Surrender Charge, page 32);

  3) We deduct the $30 annual administrative charge, if any, due at the end of the Certificate Year (see Administrative Charge, page 32).

For an example illustrating how we determine the Cash Surrender Value, see Appendix A, page 44.

When a Certificate is surrendered, we redeem Accumulation Units in the Divisions of the Variable Account at their value next computed after we receive at our Customer Service Center your written request along with the Certificate. All benefits under the Certificate are then terminated. We will normally pay the Cash Surrender Value within seven days, but we may delay payout as described in When We Make Payouts, page 28.

Withholding of Federal income taxes on all distributions may be required unless you elect not to have any such amounts withheld and properly notify First ING Life of that election. Even if you elect no withholding, special "back-up withholding" rules may require First ING Life to disregard your election if you fail to supply First ING Life with a taxpayer identification number ("TIN") or social security number for individuals or if the Internal Revenue Service notifies First ING Life that the TIN provided by you is incorrect. In addition, withholding is required for all payees with addresses outside the United States. Some states also impose withholding requirements.

If you do not wish to receive your Cash Surrender Value in a single-sum payout and you are also the Annuitant, you may avoid a surrender charge by applying the Accumulation Value, less any taxes incurred but not deducted, to Payout Period Options II or III by accelerating the Annuity Date under the Certificate. See CHOOSING AN ANNUITY OPTION, page 33.

WHEN WE MAKE PAYOUTS

Partial withdrawals or payout of Proceeds from the Divisions of the Variable Account will usually be processed within seven days of receipt of the request in proper form at our Customer Service Center. However, we may postpone the processing of any such transactions for any of the following reasons:

  1)  When the New York Stock Exchange ("NYSE") is closed for trading;
  2)  When trading on the NYSE is restricted by the SEC;

  3) When an emergency exists such that it is not reasonably practical to dispose of securities in the applicable Division of the Variable Account or to determine the value of its assets; or

  4) When a governmental body having jurisdiction over the Variable Account permits such suspension by order.

Rules and regulations of the SEC are applicable and will govern as to whether conditions described in 2), 3), or 4) exist.

We may defer for up to six months the payout of any partial withdrawal or Proceeds other than death benefits from the Guaranteed Interest Division.

THE GUARANTEED INTEREST DIVISION

You may allocate all or a portion of your Purchase Payments and transfer your Accumulation Value to or from the Guaranteed Interest Division, subject to certain restrictions. The Guaranteed Interest Division is part of our General Account and pays interests at a declared rate. See Your Right to Transfer Among Divisions, page 27. The General Account supports our non-variable insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Interest Division have not been registered under the Securities Act of 1933, and neither the Guaranteed Interest Division nor the General Account has been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account, the Guaranteed Interest Division nor any interests therein are generally subject to regulation under these Acts. As a result, the staff of the SEC has not

________________________________________________________________________________
                                      28
The Fulcrum Fund(R)
reviewed the disclosures which are included in this prospectus which related to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more details regarding the General Account, see your Certificate.

You may accumulate amounts in the Guaranteed Interest Division by (i) allocating Purchase Payments, (ii) transferring amounts from the Divisions of the Variable Account, and (iii) earning interest on amounts you already have in the Guaranteed Interest Division.

The amount you have in the Guaranteed Interest Division at any time is the sum of all Purchase Payments allocated to this Division, all transfers, and earned interest. This amount is reduced by amounts transferred out of or withdrawn from the Guaranteed Interest Division and deductions allocated to the Guaranteed Interest Division.

We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Division. These interest rates will never be less than the minimum guaranteed interest rate of 3%. We may declare rates higher than the guaranteed minimum that will apply to amounts in the Guaranteed Interest Division. Any higher rate is guaranteed to be in effect for at least 12 months. Interest is compounded daily at an effective annual rate that equals this declared rate. The interest is credited as of each Valuation Date to the amount you have in the Guaranteed Interest Division. This interest will be paid regardless of the actual investment experience of the General Account; we bear the full amount of the investment risk for the amount allocated to the Guaranteed Interest Division.

OTHER INFORMATION

THE OWNER

You are the Owner. You are also the Annuitant unless another Annuitant is named in the Certificate application. You have the rights and options described in the Certificate. You and your spouse may be joint Owners; no other joint ownership is allowed. You (and your spouse, in the case of joint ownership) must be younger than Age 81 as of the Certificate Date.

Subject to the applicable provisions of Distribution-at-Death Rules, page 40, if the owner (or a Deemed Owner as defined in Distribution-at-Death Rules) dies prior to the Annuity Date, and:

   1) If the Owner's spouse is the Joint Owner, then the spouse becomes the new Owner and no Death Benefit is payable; or

   2) If the Owner's spouse is the Beneficiary, then the spouse may elect to become the Owner (in which case there is no Death Benefit payable) by so electing within 60 days of our receipt of due proof of death and prior to the distribution of Proceeds; if there is no such election, the Death Benefit is payable to the Beneficiary; or

   3) If the Owner's spouse is not the Joint Owner or the Beneficiary, then the Death Benefit is payable to the Beneficiary.

See Guaranteed Death Benefit, page 21.

THE ANNUITANT

The Annuitant will receive the annuity benefits of the Certificate as of the Annuity Date if the Annuitant is living and the Certificate is then in force. If the Annuitant dies before the Annuity Date and a Contingent Annuitant is named, the Contingent Annuitant becomes the Annuitant (unless the Owner is not an individual, in which case the Proceeds become payable). If no Contingent Annuitant has been named, the Owner must designate a new Annuitant. If no designation is made within 30 days of the Annuitant's death, the Owner will become the Annuitant.

Upon the death of the Annuitant after the Annuity Date, any remaining designated-period payouts will be continued to any Contingent Annuitant. Upon the death of both the Annuitant and all Contingent Annuitants, any remaining designated-period payouts will be paid to the estate of the last to die of the Annuitant and Contingent Annuitants.

________________________________________________________________________________
                                      29
The Fulcrum Fund(R)

Amounts may be released in one sum if the Owner's election allows. See CHOOSING AN ANNUITY OPTION, page 33.

THE BENEFICIARY

The Beneficiary is the person to whom we pay Proceeds upon the death of the Owner (or of the Annuitant, if the Owner is not an individual) prior to the Annuity Date.

The original Beneficiary and any Contingent Beneficiaries are named in the Certificate application. Surviving Contingent Beneficiaries are paid Death Benefit Proceeds only if no Beneficiary survives. If more than one Beneficiary in a class survives, they will share the Proceeds equally, unless the Owner's designation provides otherwise. If there is no designated Beneficiary or Contingent Beneficiary surviving, we will pay the Proceeds to the Owner's estate. The Beneficiary designation will be on file with us. We will pay Proceeds according to the most recent Beneficiary designation on file.

CHANGE OF OWNER, BENEFICIARY OR ANNUITANT

Prior to the Annuity Date and while the Certificate is in effect after the Free Look period, you may transfer Ownership of the Certificate (unless the Certificate is an IRA Certificate) subject to our published rules at the time of the change. A new Owner must be less than Age 81.

You may name a new Annuitant prior to the Annuity Date. Any Annuitant or Contingent Annuitant must be younger than Age 86 when named. An Annuitant or Contingent Annuitant that is not an individual may not be named without our consent. If the Owner is not an individual, the Annuitant may not be changed without our consent.

The Owner may name a new Beneficiary unless an irrevocable Beneficiary has been named. When an irrevocable Beneficiary has been designated, the Owner and the irrevocable Beneficiary must act together to make any Beneficiary changes. If the Certificate is an IRA Certificate and a Beneficiary change is being made, the Owner's spouse must sign a statement agreeing to this designation.

To make any of these changes, you must send us written notice of the change to our Customer Service Center. The change will take effect as of the day the notice is signed and dated, provided that the request was received at our Customer Service Center prior to any payout. The change will not affect any payout made or action taken by us before recording the change at our Customer Service Center. There may be tax consequences. See FEDERAL TAX CONSIDERATIONS, page 38.

OTHER CERTIFICATE PROVISIONS

IN CASE OF ERRORS ON THE CERTIFICATE APPLICATION OR ENROLLMENT FORM

If an Age or sex given in the Certificate application is misstated, the amounts payable or benefits provided by the Certificate will be those that the Purchase Payment would have bought at the correct Age or sex, with interest at 6% per year on any overpayments or underpayments previously made.

PROCEDURES

We must receive any election, designation, change, assignment, or any other change request you make in writing, except those you have chosen to request by telephone. We may require a return of your Certificate for any Certificate change or for paying Proceeds. We may require proof of Age, death, or survival of an Annuitant or Beneficiary when such proof is relevant to the payout of a benefit, claim, or settlement under the Certificate. If your Certificate has been lost, we will require that you complete and return a Certificate Replacement Form. The effective date of any change in provisions of the Certificate will be the date the request was signed. Any change will not affect payouts made or action taken by us before the change is recorded at our Customer Service Center at the address shown on the cover.

In the event of the Owner's death prior to the Annuity Date, we should be informed as soon as possible. Claim-procedure instructions will be sent to your Beneficiary immediately. We require a certified copy of the death certificate

________________________________________________________________________________
                                      30
The Fulcrum Fund(R)
and may require proof of the Owner's Age. We may require the Beneficiary and the Owner's next of kin to sign all authorizations as part of due proof.

TELEPHONE PRIVILEGES

If you have elected this privilege in a form required by us, you may make transfers, change your Dollar Cost Averaging and Automatic Rebalancing options, or request partial withdrawals by telephoning our Customer Service Center.

Our Customer Service Center will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording telephone instructions. Your request for telephone privileges authorizes us to record telephone calls. If reasonable procedures are not used in confirming instructions, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to discontinue this privilege at any time, and we will provide you notice if we do so.

ASSIGNING THE CERTIFICATE AS COLLATERAL

You may assign this Certificate as collateral security upon written notice to us. Once it is recorded with us, the rights of the Owner and Beneficiary are subject to the assignment. It is your responsibility to make sure the assignment is valid. There may be tax consequences for an assignment. IRA Certificates may not be assigned. See Assignments, page 41.

NON-PARTICIPATING

The Certificate does not participate in First ING Life's surplus earnings.

AUTHORITY TO CHANGE CONTRACT AND CERTIFICATE TERMS

All agreements made by us must be signed by our president or an officer and by our secretary or assistant secretary. No other person, including an insurance agent or broker, can change any of the Contract's or Certificate's terms or make any agreements binding on us.

CERTIFICATE CHANGES - APPLICABLE TAX LAW

The Certificate is intended to qualify as an annuity contract under the Code.
To that end, all terms and provisions of the Certificate shall be interpreted to ensure or maintain such qualification. Payouts and distributions under the Certificate shall be made in the time and manner necessary to maintain such qualification under the applicable provisions of the Code in existence at the time the Certificate is issued.

We reserve the right to amend the Certificate, to reflect any clarifications or changes that may be needed or are appropriate, or to conform it to any applicable changes in the tax requirements to qualify the Certificate as an annuity. Any such changes will apply uniformly to all Contracts and Certificates that are affected. We will send you written notice of such changes.

CERTIFICATE CHARGES AND FEES

DEDUCTION OF CHARGES

We invest the entire amount of the initial and any additional Purchase Payments in the Divisions of the Variable Account and the Guaranteed Interest Division. We then periodically deduct certain amounts from your Accumulation Value invested in the Divisions of the Variable Account and the Guaranteed Interest Division. We may reduce certain charges under certain group or sponsored arrangements. See Group or Sponsored Arrangements, page 20. A description of the charges we deduct follows.

________________________________________________________________________________
                                      31
The Fulcrum Fund(R)

CHARGES DEDUCTED FROM THE ACCUMULATION VALUE

SURRENDER CHARGE

The withdrawal of Purchase Payments held less than five full Certificate Years since the Anniversary at the end of the Certificate Year in which the Purchase Payment was made, either by surrender or partial withdrawal, is subject to a surrender charge. If a Purchase Payment is made as of the first day of a Certificate Year, a surrender charge will apply against this Purchase Payment for six full years. The surrender charge that applies is calculated as follows.

   Anniversaries Since Purchase     Surrender Charge as a Percentage of
        Payment Was Made                 Purchase Payment Withdrawn
        ----------------                 --------------------------
              0                                     7%
              1                                     6%
              2                                     5%
              3                                     4%
              4                                     3%
              5                                     2%
              6+                                    0%

Up to certain limits, partial withdrawals may be taken without a surrender charge. See The Amount You May Withdraw Without a Surrender Charge, page 27.

Any applicable surrender charges will reduce the Division Accumulation Value of each Division in the same proportion that the Division Accumulation Value in that Division bears to the total Accumulation Value immediately after the withdrawal.

Proceeds from the surrender charge may not cover the expected costs of distributing the Certificates. Any shortfall will be recovered from First ING Life's general assets, which may include revenues from the mortality and expense risk charge deducted from the Variable Account.

ADMINISTRATIVE CHARGE

The administrative charge is deducted each year during the Accumulation Period as of the Certificate Processing Date. We deduct this charge when determining the Cash Surrender Value payable if you surrender the Certificate prior to the end of a Certificate Year. The amount deducted is $30 per Certificate Year if Net Purchase Payments are less than $100,000. If Net Purchase Payments equal $100,000 or more, the charge is zero. This charge covers a portion of our administrative expenses.

The administrative charge is allocated to a Division in the same proportion that the amount of Division Accumulation Value in that Division bears to the total Accumulation Value immediately after the withdrawal.

EXCESS TRANSFER CHARGE

We allow you 12 free transfers among Divisions per Certificate Year during the Accumulation Period. For each additional transfer, we will charge you $25 at the time each transfer is processed. The charge will be deducted from each of the Divisions in which you are invested in the same proportion that the amount of Division Accumulation Value in that Division bears to the total Accumulation Value of all the Divisions immediately after the transfer. We do not expect that the total revenues from the excess transfer charge will be greater than the total expected cost of administering transfers, on average, over the period that the Certificates are in force. Any transfer(s) due to the election of Dollar Cost Averaging, Automatic Rebalancing and/or pursuant to Changes Within the Variable Account, page 18, will not be included in determining if the excess transfer charge should apply.

After the Annuity Date, only four transfers each Certificate Year are allowed, and no transfer charge will be deducted.

________________________________________________________________________________
                                      32
The Fulcrum Fund(R)

TAXES ON PURCHASE PAYMENTS

We make a charge for state and local taxes on Purchase Payments in certain states, which currently ranges from 0% to 3.5% of the Purchase Payment (5% for the Virgin Islands). The charge depends on the Annuitant's state of residence.

Taxes on Purchase Payments, if any, are generally incurred as of the Annuity Date, and we deduct the charge for taxes on Purchase Payments from your Accumulation Value as of the Annuity Date. Some jurisdictions impose a tax on Purchase Payments at the time the Purchase Payments are paid, regardless of the Annuity Date. In those states, our current practice is to advance the payment of your taxes on Purchase Payments and charge it against your Accumulation Value either upon surrender of the Certificate, payout of Death Benefit Proceeds, or upon the Annuity Date. We reserve the right to deduct any state and local taxes on Purchase Payments from your Accumulation Value at the time such tax is due.

CHARGES DEDUCTED FROM THE DIVISIONS OF THE VARIABLE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily charge from the assets in the Divisions of the Variable Account to compensate First ING Life for mortality and expense risks we assume under the Certificate. The daily charge is at the rate of 0.003425% (equivalent to an annual rate of 1.25%) on the assets in the Divisions of the Variable Account. Approximately 0.90% of this annual charge is allocated to the mortality risk and 0.35% is allocated to the expense risk. This charge is not deducted from the Guaranteed Interest Division. We will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Certificate.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more in annuity income than we planned. First ING Life also assumes a risk for paying a Guaranteed Death Benefit, which in periods of declining value and higher mortality rates could result in a loss for First ING Life. The expense risk assumed is the risk that it will cost us more to issue and administer the Certificate than we expected in setting the charge levels guaranteed in the Certificate.

ASSET-BASED ADMINISTRATIVE CHARGE

We will deduct a daily charge from the assets in each Division of the Variable Account to compensate First ING Life for a portion of the administrative expenses under the Certificate. The daily charge is at a rate of 0.000411% (equivalent to an annual rate of 0.15%) on the assets in each Division of the Variable Account. This charge is not deducted from the Guaranteed Interest Division.

We do not expect that the total revenues from the administrative charges will be greater than the total expected cost of administering the Certificates, on average, excluding costs that are properly categorized as distribution expenses, over the period that the Certificates are in force.

PORTFOLIO EXPENSES

There are fees and charges deducted from the Portfolios, as described in the FEE TABLE on page 8. Please read the Trust prospectus for complete details.

CHOOSING AN ANNUITY OPTION

GENERAL PROVISIONS

SUPPLEMENTARY CONTRACT

When an Annuity Option becomes effective, your Certificate will be amended to include a Supplementary Contract which will put the Annuity Option elected into effect. The Supplementary Contract Effective Date will be the date the Annuity Option becomes effective. The computation of the first payout will be made as of the Supplementary Contract Effective Date. The first payout will be paid within 10 days of this date.

________________________________________________________________________________
                                      33
The Fulcrum Fund(R)

ELECTION AND CHANGES OF ANNUITY DATE

The Annuity Date is the date as of which Annuity Payouts begin. It may be elected on your Certificate application. Your elected Annuity Date must follow the second Anniversary but may not be later than the Annuitant's 85/th/ birthday. If no Annuity Date is elected in the Certificate application, the Annuity Date will be the first day of the month following the Annuitant's 85/th/ birthday. For an IRA Certificate, distribution must commence no later than April 1/st/ of the calendar year following the calendar year in which you attain Age 70 1/2 unless these minimum distributions are otherwise satisfied. Consult your tax adviser. You may change the Annuity Date by sending a written request to our Customer Service Center at least 60 days prior to the currently elected Annuity Date of the Certificate.

ELECTION AND CHANGES OF ANNUITY OPTION

The Annuity Option is composed of both the Payout Option, which specifies the type of annuity to be paid, and the Payout Period Option, which determines how long the annuity will be paid, the frequency, and the amount of the first payout. The Owner elects the Annuity Option that applies upon annuitization. The Owner may change that Annuity Option at any time prior to the Annuity Date. The Beneficiary may select an Annuity Option for any payouts to be made pursuant to Death Benefit Proceeds. Any Death Benefit Proceeds to be applied under a Payout Option will be allocated to each of the Divisions of the Variable Account or the Guaranteed Interest Division as instructed by the Beneficiary. Commutation rights are provided to an Annuitant or Contingent Annuitant as provided in Commuting Provisions, page 36. The available options are described in the Annuity Option provisions of the Certificate.

The various methods of settlement are shown below.

PAYOUT OPTIONS

Proceeds applied as of the Annuity Date to provide an annuity under an Annuity Option will be the Accumulation Value minus taxes incurred but not deducted.
The taxes will be taken from each of the Divisions in the same proportion that the Division Accumulation Value in that Division bears to the Accumulation Value in all Divisions immediately prior to the Annuity Date.

If no Annuity Option has been chosen upon annuitization, we will apply Proceeds to Payout Period Option II for a Variable Annuity Payout, using a Benchmark Total Return of 3%, with a designated period of 20 years.

VARIABLE ANNUITY PAYOUT

A Variable Annuity Payout is an annuity with payouts which 1) are not pre-determined or guaranteed as to dollar amount and 2) vary in amount with the investment experience of the Divisions of the Variable Account in which you invest.

As of the Annuity Date, any Division Accumulation Value invested in the Guaranteed Interest Division will be allocated among the Divisions of the Variable Account in the same proportion that the Division Accumulation Value of each Division bears to the total Division Accumulation Value of all the Divisions of the Variable Account.

The first Variable Annuity Payout for each Division of the Variable Account will be the amount that the Proceeds will provide as of the close of business on the Valuation Date immediately preceding the Supplementary Contract Effective Date at the Benchmark Total Return elected. If you have elected to receive payouts less frequently than monthly, the payout amount is then adjusted according to the factors in Payouts Other Than Monthly, page 34.

Variable Annuity Payouts after the first payout vary in amount with the investment experience of the Divisions of the Variable Account. The dollar amount of each Variable Annuity Payout after the first payout is calculated by adding the amount due for each Division of the Variable Account.

The Owner may transfer, up to four times each Certificate Year, all or a portion of the Annuity Units in a Division of the Variable Account to another Division of the Variable Account.

For a description of the method for determining the amount of Annuity Payouts, the Annuity Unit Value, and transfer provisions during the Annuity Period, see the Statement of Additional Information.

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FIXED ANNUITY PAYOUT

A Fixed Annuity Payout is an annuity with payouts which remain fixed as to dollar amount throughout the Payout Period. As of the Annuity Date, any Division Accumulation Value invested in the Divisions of the Variable Account will be allocated to the Guaranteed Interest Division. The Fixed Annuity Payout will be that amount that the Proceeds will provide as of the Supplementary Contract Effective Date at the Benchmark Total Return of 3%. If the Fixed Annuity Payout is credited at an interest rate above the guaranteed minimum, the installment dollar amount will be greater than the determined installment dollar amount for the time period that the higher rate is declared. If you have elected to receive payouts less frequently than monthly, the payout amount is adjusted according to the factors in Payouts Other Than Monthly, page 36.

For Fixed Annuity Payouts, First ING Life guarantees that, after the Supplementary Contract Effective Date, monies held under an Annuity Option will be credited with interest at a minimum guaranteed effective rate of 3%. We may declare that Fixed Annuity Payouts are to be credited at an interest rate above the guaranteed minimum. We guarantee that any higher rate will be in effect for at least 12 months.

COMBINATION ANNUITY PAYOUT

A Combination Annuity Payout is an annuity where a portion of the payout is variable and a portion of the payout is fixed as to dollar amount throughout the Payout Period. You can split the Proceeds among Fixed and Variable Annuity Payouts in any proportion you choose, with the exception that a minimum of 25% must be allocated to either option you elect as of the Supplementary Contract Effective Date. As of the Supplementary Contract Effective Date, we will allocate Accumulation Value between the Guaranteed Interest Division and the Divisions of the Variable Account to meet the proportions selected.

The potential benefit of splitting the Proceeds between a Fixed and a Variable Annuity Payout is that you will have a portion of your Annuity Payout fixed and guaranteed and a portion which may increase over time, helping to offset inflation. Of course, the payouts attributable to the Variable Annuity Payout are not guaranteed and could decrease, since their value is determined by the investment experience of the Divisions of the Variable Account you select. Once you elect your Combination Annuity Payout, you may subsequently increase your allocation to a Fixed Annuity Payout, but you may not increase your allocation to the Variable Annuity Payout.

FREQUENCY AND AMOUNT OF ANNUITY PAYOUTS

Annuity Payouts will be made to the Annuitant based on the Annuity Option and frequency elected. They may be made monthly, quarterly, semiannually, or annually. If we do not receive written notice from you, the Annuity Payouts will be made monthly. There may be certain restrictions on minimum payouts that we will allow. We may require that a one-sum payout be made if the Proceeds to be applied are less than $2,000 or, if the payouts to the Annuitant are ever less than $20, we may change the frequency of payouts to result in payouts of at least that amount or require a one-sum payout.

PAYOUT PERIOD OPTIONS

Under each Payout Option, the Payout Period is elected from one of the following options:

OPTION I.   PAYOUTS FOR A DESIGNATED PERIOD.

Payouts will be made in 1, 2, 4, or 12 installments per year as elected for a designated period, which may be 5 to 30 years. If a Fixed Annuity Payout is elected, the installment dollar amounts will be equal except for any excess interest as described in Fixed Annuity Payout, page 35. If a Variable Annuity Payout is elected, the number of Annuity Units of each installment will be equal, but the dollar amounts of each installment will vary based on the Annuity Unit Values of the Divisions chosen. If the Annuitant dies before the end of the designated period, payouts will be continued to the Contingent Annuitant, if one has been named, until the end of the designated period. The amount of each payout will depend upon the designated period elected and, if a Variable Annuity Payout is elected, the investment experience of the Divisions of the Variable Account selected. The amount of the first monthly payout for each $1,000 of Accumulation Value applied is shown in Payout Option Table I in the Certificate.

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                                      35
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

OPTION II.   LIFE INCOME WITH PAYOUTS FOR A DESIGNATED PERIOD.

Payouts will be made in 1, 2, 4, or 12 installments per year throughout the Annuitant's lifetime or, if longer, for a period of 5, 10, 15, or 20 years as elected. If a Fixed Annuity Payout is elected, the installment dollar amounts will be equal except for any excess interest as described in Fixed Annuity Payout, page 35. If a Variable Annuity Payout is elected, the number of Annuity Units of each installment will be equal, but the dollar amounts of each installment will vary based on the Annuity Unit Values of the Divisions chosen. If the Annuitant dies before the end of the designated period, payouts will be continued to the Contingent Annuitant, if one has been named, until the end of the designated period. The amount of each payout will depend upon the Annuitant's sex, Age at the time the first payout is due, the designated period elected and, if a Variable Annuity Payout is elected, the investment experience of the Divisions of the Variable Account selected. The amount of the first monthly payout for each $1,000 of Accumulation Value applied is shown in Payout Option Table II in the Certificate. This option is only available for Ages shown in these tables.

OPTION III.  JOINT AND LAST SURVIVOR.

Payouts will be made in 1, 2, 4, or 12 installments per year while both Annuitants are living. Upon the death of one Annuitant, the Survivor's Annuity Payout will be paid throughout the lifetime of the Surviving Annuitant.

If a Fixed Annuity Payout is elected, the installment dollar amount will be equal while both Annuitants are living and, upon the death of one Annuitant, will be reduced to 2/3 of the installment dollar amount while both Annuitants were living, excluding any excess interest as described in Fixed Annuity Payout, page 35.

If a Variable Annuity Payout is elected, the number of Annuity Units applied to each installment will be level while both Annuitants are living and, upon the death of one Annuitant, will be reduced to 2/3 of the number of Annuity Units applied to each installment while both Annuitants were living. The dollar amounts of each installment will vary based on the Annuity Unit Values of the Divisions chosen.

The amount of each payout will depend upon the Age and sex of each Annuitant at the time the first payout is due and, if a Variable Annuity Payout is elected, the investment experience of the Divisions of the Variable Account selected.

A description of how the first monthly installment for Payout Period Option III is calculated is provided in your Certificate.

OPTION IV.   OTHER.

Payouts will be made in any other manner as agreed upon in writing between you or the Beneficiary and us.

PAYOUTS OTHER THAN MONTHLY

The Payout Option Tables in your Certificate show the first monthly installments for Payout Period Options I and II. To arrive at the first annual, semiannual or quarterly payouts, multiply the appropriate figures by 11.839, 5.963 or 2.993 if the Benchmark Total Return is 3%, and by 11.736, 5.939 or 2.988 if the Benchmark Total Return is 5%. Factors for other designated periods or for other options that may be provided by mutual agreement will be provided upon reasonable request.

COMMUTING PROVISIONS

The Annuitant may commute remaining designated-period installments under Payout Period Option I. The Contingent Annuitant may commute remaining designated-period installments after the death of the Annuitant under Payout Period Options I or II. If no Contingent Annuitant is named, any remaining designated-period installments may be commuted by the estate. Any computation shall be at the appropriate Benchmark Total Return rate.

REGULATORY INFORMATION

VOTING PRIVILEGES

We invest the assets in the Divisions of the Variable Account in shares of the corresponding Portfolios. See The Palladian Trust, page 17. First ING Life is the legal owner of the shares held in the Variable Account and, as such, has the right to vote on certain matters. Among other things, we may vote on any matters described in the Trust's current prospectus or requiring a vote by shareholders under the 1940 Act.

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                                      36
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

Even though we own the shares, to the extent required by the interpretations of the SEC, we give you the opportunity to tell us how to vote the number of shares that are attributable to your Certificate. We will vote those shares at meetings of Portfolio shareholders according to your instructions. We will also vote any Portfolio shares that are not attributable to the Certificates and shares for which instructions from Owners were not received in the same proportion that Owners vote. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of a Portfolio in our own right or to restrict Owner voting, we reserve the right to do so.

You may participate in voting only on matters affecting the Portfolios in which your assets have been invested. We determine the number of Portfolio shares in each Division that are attributable to your Certificate by dividing the amount of your Division Accumulation Value allocated to that Division by the net asset value of one share of the corresponding Portfolio. The number of shares as to which you may give instructions will be determined as of the record date set by the Portfolio's Board for the Portfolio's shareholders meeting. We count fractional shares. If you have a voting interest, we will send you proxy material and a form for giving us voting instructions.

All Portfolio shares are entitled to one vote. The votes of all Portfolios are cast together on an aggregate basis, except on matters where the interests of the Portfolios differ. In such cases, voting is on a portfolio-by-portfolio basis. In these cases, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. Examples of matters that would require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular Portfolio or approval of an investment advisory agreement. Shareholders in a Portfolio not affected by a particular matter generally would not be entitled to vote on it.

The Boards of the Portfolios and First ING Life and any other insurance companies participating in the Portfolios are required to monitor events to identify any material conflicts that may arise from the use of the Portfolios for variable life and variable annuity separate accounts. Conflict might arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any Portfolio, or differences in voting instructions given by owners of variable life insurance policies and variable annuity contracts. Shares of these Portfolios may also be sold to certain pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of owners generally or certain classes of owners and such retirement plans or participants in such retirement plans. If there is a material conflict, First ING Life will have an obligation to determine what action should be taken, possibly including the removal of the affected Portfolios from eligibility for investment by the Variable Account. First ING Life will consider taking other action to protect Owners. However, there could be unavoidable delays or interruptions of operations of the Variable Account that First ING Life may be unable to remedy.

In certain cases, when required by state insurance regulatory authorities, we may disregard instructions relating to changes in the Portfolio's adviser or the investment policies of the Portfolios. In the event we do disregard voting instructions, we will include a summary of our actions and give our reasons in the next semi-annual report to Owners.

Under the 1940 Act, certain actions affecting the Variable Account (such as some of those described under Changes Within The Variable Account, page 18) may require Owner approval. In that case, you will be entitled to one vote for every $100 of Division Accumulation Value you have in the Divisions of the Variable Account. We will cast votes attributable to amounts in the Divisions not attributable to Certificates in the same proportion as votes cast by Owners.

STATE REGULATION

We are regulated and supervised by the Insurance Department of the State of New York, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions in which we do business. The Certificate has been approved by the Insurance Department of the State of New York and by the insurance departments of other jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

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                                      37
The Fulcrum Fund(R)

LEGAL PROCEEDINGS

First ING Life, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to First ING Life's ability to meet its obligations under the Certificate or to the Variable Account, and we do not expect to incur significant losses from such actions. ING America Equities, the principal underwriter and distributor of the contracts, is not engaged in any litigation of any material nature.

LEGAL MATTERS

The legality of the Certificate described in this prospectus has been passed on by the General Counsel and Secretary of First ING Life.

EXPERTS

The financial statements of First ING Life at December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, and the financial statements of First ING Separate Account A1 at December 31, 1996 and for the year then ended, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the registration statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

FEDERAL TAX CONSIDERATIONS

INTRODUCTION

The ultimate effect of Federal income taxes on the amounts paid for a Certificate, on the investment return on assets held under a Certificate, on Annuity Payouts, and on the economic benefits to the Owner, Annuitant, or Beneficiary depends upon the terms of the Certificate, upon First ING Life's tax status, and upon the tax status of the parties concerned.

The following discussion is general in nature and is not intended as tax advice. Each party concerned should consult a competent tax adviser. The discussion below is based upon First ING Life's understanding of the Federal income tax laws as they are currently interpreted and does not include state or local tax issues. No representation is made regarding the likelihood of continuation of the Federal income tax laws, the Treasury Regulations, or the current interpretations by the Internal Revenue Service. For a discussion of Federal income taxes as they relate to the Portfolios, please see the accompanying prospectus for the Trust.

FIRST ING LIFE TAX STATUS

First ING Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not a separate entity from First ING Life and its operations form a part of First ING Life, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Certificate's Accumulation Value. Under existing Federal income tax laws, the Variable Account's investment income, including realized net capital gains, is not taxed to First ING Life. First ING Life reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

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                                      38
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

TAXATION OF ANNUITIES

Section 72 of the Code governs taxation of annuities. In general, the Owner of an annuity Certificate will not be taxed on increases in value under the Certificate until some form of distribution occurs. (For purposes of this rule, the amount of any indebtedness that is secured by a pledge or assignment of a Certificate is treated as a payout received on account of a partial withdrawal from the Certificate.) Under certain circumstances, however, the amount of any increase in the value of a Certificate may be subject to current Federal income tax. See Certificates Owned by Non-Natural Persons, page 41, and Diversification Standards, page 42.

1.  WITHDRAWALS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

Section 72 of the Code provides, in effect, that the Proceeds from a surrender of the Certificate or a partial withdrawal from the Certificate prior to the Annuity Date will be treated as taxable income to the extent that the amount held under the Certificate immediately prior to the distribution exceeds the "investment in the Certificate". The "investment in the Certificate" is defined in the Code as that portion, if any, of Purchase Payments by or on behalf of a taxpayer under the Certificate which was not excluded from the taxpayer's gross income at the time of such payments less any amounts previously received under the Certificate which were excluded from the taxpayer's gross income at the time of their receipt. For these purposes, the "investment in the Certificate" is not affected by the Owner's or Annuitant's death. That is, the investment in the Certificate remains the amount of any Purchase Payments made which were not excluded from gross income. The taxable portion of any distribution received prior to the Annuity Date will be subject to tax at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Certificate is treated as a payout received on account of a partial withdrawal of a Certificate.

2.  ANNUITY PAYOUTS AFTER THE ANNUITY DATE.

Upon receipt of the Proceeds of a surrender of the Certificate after the Annuity Date, the recipient is taxed to the extent the Proceeds exceed the investment in the Certificate. Upon receipt of an Annuity Payout under the Certificate, the recipient will be taxed on a portion of each payout received if the value of the Certificate exceeds the investment in the Certificate. The taxable portion of a payout received after the Annuity Date will be subject to tax at ordinary income tax rates.

For Fixed Annuity Payouts, the taxable portion of each payout is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Certificate bears to the total expected amount of Annuity Payouts for the term of the Certificate. That ratio is then applied to each payout to determine the non-taxable portion of the payout. The remaining portion of each payout is taxed at ordinary income rates. For Variable Annuity Payouts, in general, the taxable portion is determined by a formula which establishes a specific dollar amount of each payout that is not taxed. The dollar amount is determined by dividing the investment in the Certificate by the total number of expected periodic payouts. The remaining portion of each payout is taxed at ordinary income rates. For Certificates with Annuity Dates after December 31, 1986, once the excludable portion of Annuity Payouts to date equals the investment in the Certificate, the balance of the Annuity Payouts will be fully taxable. Withholding of Federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies First ING Life of that election.

3.  PENALTY TAX ON CERTAIN WITHDRAWALS OR DISTRIBUTIONS.

With respect to amounts withdrawn or distributed before the taxpayer reaches Age 59 1/2, a penalty tax is imposed equal to 10% of the taxable portion of amounts withdrawn or distributed. However, the penalty tax will not apply to withdrawals:

   1) made on or after the death of the Owner or, where the Owner is not an individual, the death of the "primary Annuitant". The primary Annuitant is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Certificate;

   2) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7);

   3) which are part of a series of substantially equal periodic payouts made at least annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his Beneficiary;

   4) allocable to investment in the Certificate prior to August 14, 1982;

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                                      39
The Fulcrum Fund(R)

   5) under a qualified funding asset (as defined in Code Section 130(d));

   6) under an immediate annuity contract; or

   7) on certificates which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

Other tax penalties may apply to certain distributions as well as to certain contributions and other transactions under a qualified plan.

If the penalty tax does not apply to a withdrawal as a result of the application of item 3) above and the series of payouts are subsequently modified (other than by reason of death or disability), the tax for the year when the modification occurs will be increased by an amount (as determined by the regulations) equal to the tax that would have been imposed but for item 3) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payout and after the taxpayer attains Age 59 1/2, or (b) before the taxpayer reaches Age 59 1/2.

TAXATION OF INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408 permits individuals or their employers to contribute to an individual retirement program known as an IRA. In addition, distributions from certain other types of qualified plans may be placed into an IRA on a tax-deferred basis. IRAs are subject to limitations on the amount which may be contributed and the time when distributions may commence. Tax penalties may apply to contributions in excess of specified limits, loans or assignments, distributions in excess of a specified amount annually or that do not meet specified requirements, and in certain other circumstances.

Under the Code, distributions from IRAs generally must begin no later than April 1/st/ of the calendar year following the calendar year in which the Owner attains Age 70 1/2. If the required minimum distribution is not withdrawn, there may be a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn. See the Statement of Additional Information for a discussion of the various special rules concerning the minimum distribution requirements.

Under amendments to the Code which became effective in 1993, distributions from a qualified plan (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s), or distributions that are made over a period of more than ten years) are eligible for tax-free rollover within 60 days of the date of distribution but are also subject to Federal income tax withholding at a 20% rate unless paid directly to another qualified plan. If the recipient is unable to take full advantage of the tax-free rollover provisions, there may be taxable income and the imposition of a 10% penalty tax, if the recipient is under Age 59 1/2.

It is important that you consult your tax adviser before purchasing an IRA.

DISTRIBUTION-AT-DEATH RULES

The following required distribution rules shall apply if and to the extent required under Section 72(s) of the Internal Revenue Code:

   1) Subject to the alternative election or spouse beneficiary provisions in subsection (2) or (3) below,

       a) if any Owner dies on or after the annuity starting date and before the entire interest in the Certificate has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

       b) if any Owner dies before the annuity starting date, the entire interest in the Certificate will be distributed within 5 years after such death; and

       c) if any Owner is not an individual, then for purposes of this subsection (1), the primary Annuitant under the Certificate shall be treated as the Owner (the "Deemed Owner"), and any change in the primary Annuitant shall be treated as the death of the Owner. The primary Annuitant is the individual the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Certificate.

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                                      40
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   2) If any portion of the interest of an Owner (or a Deemed Owner) in subsection (1) is payable to or for the benefit of a designated beneficiary and such beneficiary elects within 60 days of receipt of due proof of death but prior to the distribution of Proceeds to receive such portion in an Annuity Option over a period that (a) does not extend beyond such beneficiary's life or life expectancy and (b) starts within 1 year after such death (a "Qualifying Distribution Period"), then for purposes of satisfying the requirements of subsection (1), such portion shall be treated as distributed entirely on the date such periodic distributions begin. Such beneficiary may elect any Payout Period Option for a Qualifying Distribution Period, subject to any restrictions imposed by any regulations under Section 72(s) of the Internal Revenue Code.

   3) If any portion of the interest of an Owner (or a Deemed Owner) described in subsection (1) is payable to or for the benefit of such Owner's spouse or is co-owned by such spouse, then such spouse shall be treated as the Owner of such portion for purposes of the requirements of subsection (1).

Our Certificate complies with these rules. See the Required Distribution section of your Certificate.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a non-qualified Certificate because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows: (a) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Certificate, as described above, or (b) if distributed under an Annuity Option, they are taxed in the same manner as Annuity Payouts, as described above.

CERTIFICATES OWNED BY NON-NATURAL PERSONS

For contributions to Certificates where the Certificate is held by a non-natural person (for example, a corporation), the income on that Certificate (generally the increase in the Cash Surrender Value less the Purchase Payments) is includible in taxable income each year. The rule does not apply where the non-natural person is the nominal Owner of a Certificate and the Beneficiary is a natural person. The rule also does not apply where the Certificate is acquired by the estate of a decedent, where the Certificate is an IRA Certificate, where the Certificate is a qualified funding asset for structured settlements, or where the Certificate is purchased on behalf of an employee upon termination of a qualified plan.

If the certificate is held by a trust, contact your tax adviser for the tax effects.

SECTION 1035 EXCHANGES

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of an annuity contract for another. (For this purpose, your Certificate is considered an annuity contract.) If the exchanged contract was issued prior to August 14, 1982, the new contract retains some of the exchanged contract's tax attributes. The pre-August 14, 1982, cost-recovery rules will continue to apply to distributions characterized as amounts not received as an annuity with respect to such distributions allocable to investments made before August 14, 1982. Under the cost-recovery rule, such amounts are received tax-free until the taxpayer has received amounts equal to the pre-August 14, 1982, investments. Amounts allocable to post-August 13, 1982, investments are subject to the interest-first rule. In contrast, a new contract issued in exchange for a contract issued before January 18, 1985, does not retain the exchanged contract's grandfathering for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax advisers.

ASSIGNMENTS

A transfer of Ownership, a collateral assignment, or the designation of an Annuitant or other Beneficiary who is not also the Owner may result in tax consequences to the Owner, Annuitant, or Beneficiary that are not discussed herein. An Owner contemplating such a transfer or assignment of a Certificate should contact a competent tax adviser with respect to the potential tax effects of such a transaction. IRA Contracts may not be transferred or assigned.

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                                      41
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MULTIPLE CERTIFICATES RULE

The Technical and Miscellaneous Revenue Act of 1988 (the "1988 Act") provides that, for Certificates entered into on or after October 21, 1988, for purposes of determining the amount of any distribution under Section 72(e) (amounts not received as annuities) that is includible in gross income, all non-qualified deferred annuity Certificates issued by the same (or an affiliated) insurer to the same Owner during any calendar year are to be aggregated and treated as one Certificate. Thus, any amount received under any such Certificate prior to the Certificate's annuity starting date, such as a partial withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such Certificates. The Treasury Department has specific authority to issue regulations that prevent the avoidance of
Section 72(e) income through the serial purchase of annuity Certificates or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Certificates purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Certificate.


DIVERSIFICATION STANDARDS

To comply with the diversification regulations ("Regulations") issued under Code
Section 817(h), the Divisions of the Variable Account will be required to diversify their investments. The Regulations generally require that on the last day of each quarter of a calendar year (i) no more than 55% of the value of each Division is represented by any one investment, (ii) no more than 70% is represented by any two investments, (iii) no more than 80% is represented by any three investments, and (iv) no more than 90% is represented by any four investments. With respect to each Division, a "look-through" rule applies which suggests that each Division of the Variable Account will be tested for compliance with the percentage limitations by looking through to the assets of the Portfolio in which that Division invests. All securities of the same issuer are treated as one investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for the purposes of these limitations.

In connection with the issuance of the temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance concerning the extent to which Owners may direct their investments to particular divisions of a separate account without being considered the Owners of the assets of the account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear at this time what these regulations or rulings would provide. It is possible that if such regulations or rulings are issued, the Certificate may need to be modified in order to remain in compliance. For these reasons, First ING Life reserves the right to modify the Certificate, as necessary, to prevent the Owner from being considered the Owner of the assets of the Variable Account.

The Trust has committed to comply with the Regulations to ensure that the Certificate continues to be treated as an annuity Certificate for Federal income tax purposes.

________________________________________________________________________________
                                      42
The Fulcrum Fund(R)

                         TABLE OF CONTENTS OF STATEMENT
                           OF ADDITIONAL INFORMATION

FIRST ING LIFE..................................................................   2
THE ADMINISTRATOR...............................................................   2
PERFORMANCE INFORMATION.........................................................   2
SEC Standard Average Annual Total Return for Non-Money Market Divisions.........   2
Accumulation Unit Value.........................................................   3
Illustration of Calculation of Accumulation Unit Value..........................   3
Illustration of Purchase of Units (Assuming No State Tax on Purchase Payments)..   3
Determination of Annuity Payouts................................................   3
IRA INCOME PROGRAM OPTION.......................................................   6
OTHER INFORMATION...............................................................   6
FINANCIAL STATEMENTS............................................................   7


________________________________________________________________________________
                                      43
The Fulcrum Fund(R)

                                  APPENDIX A

EXAMPLE 1:  HYPOTHETICAL ILLUSTRATION OF SYSTEMATIC INCOME PROGRAM WITHDRAWALS

The following example illustrates how Systematic Income Program partial withdrawals would work if you elected a monthly withdrawal program with the maximum monthly income payment percentage of 1.25% of Accumulation Value, based on hypothetical Accumulation Values as shown:

                     Accumulation Value          Systematic Income
           Month    At Time of Withdrawal    Program Withdrawal Amount
           -----    ---------------------    -------------------------
             1            $8,500.00                  $106.25
             2            $8,425.00                  $105.31
             3            $8,700.00                  $108.75
             4            $8,150.00                  $101.87
             5            $7,900.00                  $ 98.75

Because the fifth monthly Systematic Income Program withdrawal amount would be less than $100 (and is based on the maximum monthly percentage of 1.25%), the Systematic Income Program would be canceled after this withdrawal and no withdrawal would be made for the sixth and subsequent months.

For additional information about the Systematic Income Program, see Systematic Income Program, page 26.

EXAMPLE 2:  HYPOTHETICAL ILLUSTRATION OF A SERIES OF DEMAND WITHDRAWALS

The following example illustrates how we would determine the surrender charge and the amounts that could be withdrawn without a surrender charge for a hypothetical series of three demand withdrawals made in the third Certificate Year.

For example, assume that:

     1) An Owner has made an initial Purchase Payment of $30,000 to a Certificate;

     2) The Owner has not subsequently made any additional Purchase Payments to the Certificate;

     3) The Owner has not taken any partial withdrawals during the first two Certificate Years; and

     4. The Accumulation Value of the Certificate as of the second Certificate Anniversary is $34,000.

The surrender charges associated with each of the following three hypothetical demand withdrawals would therefore be as follows. For more information, see Demand Withdrawal Option, page 25, and The Amount You May Withdraw Without a Surrender Charge, page 27.

________________________________________________________________________________
The Fulcrum Fund(R)                44

                                              First Gross          Second Gross        Third Gross
                                              Demand Withdrawal    Demand Withdrawal   Demand Withdrawal
                                              -----------------    -----------------   -----------------
1)  Hypothetical Accumulation Value               $34,200             $ 33,000/1/         $ 29,400/2/
     Before Demand Withdrawal

2)  15% Of The Accumulation Value As Of           $ 5,100             $  3,100/3/         $      0/4/
     The Last Certificate Anniversary (Less
     Any Gross Partial Withdrawals
     Already Made During The Certificate
     Year That Are Not Considered To Be
     Withdrawals Of Purchase Payments

3)  Amount Of Accumulation Value                  $ 4,200/5/          $  3,000/6/         $    400/7/
     Attributable To Earnings

4)  Gross Demand Withdrawal Requested/8/          $ 2,000             $  4,000            $  3,000

5)  Amount Withdrawn Attributable To              $ 2,000             $  3,000            $    400
     Any Earnings In The Certificate

6)  Amount Withdrawn Attributable To              $     0             $      0            $      0
     Purchase Payments Held For At Least
     Five Full Certificate Years Since The
     Certificate Anniversary At The End Of
     The Certificate Year In Which The
     Purchase Payment Was Made

7)  Amount Withdrawn Attributable To The          $     0             $    100            $      0
     Amount By Which 2) Exceeds 3)
8)  Amount Withdrawn Attributable To Any          $     0             $    900            $  2,600
     Purchase Payments Remaining
     On A First-In, First-Out Basis
9)  Surrender Charge                              $     0             $     45            $    130
     [8) Multiplied By 5%, The Applicable
     Surrender Charge Percentage For
     Surrenders Of Purchase Payments Made
     During The Third Certificate Year.]
10) Amount Of Net Demand Withdrawal               $ 2,000             $  3,930            $  2,845
     [4) minus 9)]

____________________
/1/  Accumulation Value after the first Net Demand Withdrawal ($32,200) plus any
       Earnings since that time, assumed to be $800.

/2/ Accumulation Value after the second Net Demand Withdrawal ($29,000) plus any Earnings since that time, assumed to be $400.

/3/ $5,100 minus $2,000, the amount of Gross Partial Withdrawals already made during the Certificate Year that are not considered to be withdrawals of Purchase Payments.

/4/ $5,100 minus $2,000 minus $3,100, the amount of Gross Partial Withdrawals already made during the Certificate Year that are not considered to be withdrawals of Purchase Payments.

/5/  Current Accumulation Value ($34,200) minus amount of initial Purchase
       Payment ($30,000).

/6/ Cumulative Earnings remaining after the first Demand Withdrawal ($2,200) plus the Earnings since that time, assumed to be $800.

/7/  Cumulative Earnings remaining after the first and second Demand Withdrawals
       ($0) plus the Earnings since that time, assumed to be $400.

/8/  We would deem the Gross Demand Withdrawal to be made in the following order
       --5), 6), 7) and 8) -- for purposes of determining the amount of any surrender charge. Withdrawals deemed to be taken from 5), 6) or 7) are not subject to a surrender charge.

________________________________________________________________________________
The Fulcrum Fund(R)                45

EXAMPLE 3:  HYPOTHETICAL ILLUSTRATION OF A FULL SURRENDER
The following example illustrates how we impose the surrender charge and administrative charge on full surrenders to arrive at the Cash Surrender Value.

For example, assuming that:

     1) An Owner has made an initial Purchase Payment of $30,000 to a Certificate; and

     2) The Owner has not made any additional Purchase Payments to the Certificate;

the Owner's Cash Surrender Value would be as follows, based on hypothetical Accumulation Values, if the Certificate was surrendered at the end of the applicable time periods.


     If You
 Surrender Your     Hypothetical                Purchase     Surrender                                       Cash
 Certificate in     Accumulation   Earnings      Payment       Charge       Surrender    Administrative    Surrender
Certificate Year        Value      Withdrawn    Withdrawn    Percentage      Charge          Charge          Value
----------------        -----      ---------    ---------    ----------      ------          ------          -----
       1               $31,000      $ 1,000      $30,000         7%          $2,100           $30           $28,870
       3               $40,000      $10,000      $30,000         5%          $1,500           $30           $38,470
       6               $60,000      $30,000      $30,000         2%          $  600           $30           $59,370
       8               $70,000      $40,000      $30,000        $0%          $    0           $30           $69,970


For more information, see Surrender Charge, page 32, and Administrative Charge, page 32.

________________________________________________________________________________
The Fulcrum Fund(R)                46

                               APPENDIX B

PERFORMANCE INFORMATION

We may advertise certain performance related information for the Divisions of the Variable Account, including yields and average annual total return.

Performance information for a Division of the Variable Account may be compared in reports and promotional literature to: (i) the Standard & Poor's 500 Index ("S & P 500"), the Dow Jones Industrial Average ("DJIA"), the Shearson/Lehman Intermediate Government/Corporate Bond Index, the Shearson/Lehman Long-Term Government/Corporate Bond Index; the Donoghue Money Fund Average, the U.S. Treasury Note Index, or other indices measuring performance of a pertinent group of securities so that investors may compare that Division's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Variable Annuity Research Data Service ("VARDS") or Morningstar, Inc. -- three widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets -- or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (as a measure for inflation) to assess the real rate of return from an investment in the Certificate. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper, VARDS, Morningstar, Donoghue, magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, National Underwriter, U.S. News and World Report, On Wall Street, Smart Money, Investment Adviser, Securities Industry Management, Life Insurance Selling, Financial Planning; rating services such as LIMRA, Value, Best's Agent Guide, Western Annuity Guide, Comparative Annuity Reports, and other publications such as The Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook.

Performance information for any Division of the Variable Account will reflect only the performance of a hypothetical Certificate under which the Division Accumulation Value is allocated to that Division during the particular time period on which the calculations are based. The performance information will be based on historical results and is not intended to indicate past or future performance under an actual Certificate.

Quotations of the average annual total returns will be based on the average percentage change in value of a hypothetical investment in the specific Division over a given period of one, five or ten years (or, if less, up to the life of the Division). They will reflect the deduction of the surrender charge that would apply if an Owner terminated the Certificate at the end of the period indicated, the administrative charge, the mortality and expense risk charge and the asset-based administrative charge as well as fees and charges of the respective Portfolio. In addition, average annual total return quotation may also be accompanied by total return quotation, computed on the same basis as described above, except deductions will not include the surrender charge. Average annual total return will be calculated as shown in the Statement of Additional Information.

Performance information should be considered in light of the investment objectives, characteristics and quality of the Portfolios in which that Division invests and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Divisions of the Variable Account, see the Statement of Additional Information.

Reports and promotional literature may also contain other information, including the ranking of any Division derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services; Morningstar, Inc.; or by ratings services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.

The Variable Account may also report other information, including the effect of tax-deferred compounding on a Division's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income

________________________________________________________________________________
The Fulcrum Fund(R)                47
and capital gains derived from Division investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Division investment experience exceeds 1.40% on an annual basis over many years.

First ING Life is also ranked and rated by independent financial rating services, which may include A. M. Best, Duff & Phelps, Moody's, Standard & Poor's and Weiss Research, Inc. The purpose of these ratings is to reflect the financial strength or claims-paying ability of First ING Life. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account.


PERFORMANCE CHART


The information below shows how the actual charges of a hypothetical contract held for specified time periods ending December 31, 1996, would affect the investment experience of the various Divisions available under the Contract. The rates of return assume a $1,000 single purchase payment allocated to each individual Division and no taxes deducted from the Purchase Payment. The returns for a Contract that is not surrendered include all deductions for contract charges except the surrender charge. The returns for a Contract that is surrendered reflect all Contract costs -- including the surrender charge -- that would apply if the Contract were terminated at the end of the period indicated. (The maximum sales surrender charge on each payment is 7% the first year, decreasing 1% each year thereafter and equaling 0% after six years.) The maximum $30 annual administrative charge is reflected using a formula which allows this charge to be expressed as a percentage of the anticipated average Contract size. Because the anticipated average Contact account size is greater than $1,000, the expense effect of the annual administrative charge is reduced accordingly.


                                        Total Average Annual Returns        Total Average Annual Returns
                                   Assuming Contract Not Surrendered       Assuming Contract Surrendered
---------------------------------------------------------------------------------------------------------
                                                          Shorter of                          Shorter of
                                                           10 Years                            10 Years
                                                              or                                  or
Division                                 1 Year  5 Years   Inception       1 Year   5 Years    Inception
--------                                 ------  -------  -----------      -------  --------   ---------
Value                                     N/A      N/A         13.58%        N/A      N/A        6.58%
Growth                                    N/A      N/A          6.93%        N/A      N/A       -0.07%
International Growth                      N/A      N/A          3.90%        N/A      N/A       -3.10%
Global Strategic Income                   N/A      N/A         -0.92%        N/A      N/A       -7.92%
Global Interactive/Telecomm               N/A      N/A         -0.89%        N/A      N/A       -7.89%


________________________________________________________________________________
                                      48
The Fulcrum Fund(R)

                     STATEMENT OF ADDITIONAL INFORMATION


                      THE FULCRUM FUND VARIABLE ANNUITY

              A FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED AND

                          VARIABLE ANNUITY CONTRACT

                                  ISSUED BY

                 FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

                                      AND

                   FIRST ING OF NEW YORK SEPARATE ACCOUNT A1


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE INFORMATION CONTAINED HEREIN SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE FIRST ING LIFE INSURANCE COMPANY OF NEW YORK FULCRUM FUND(R) DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACT WHICH IS REFERRED TO HEREIN.

THE PROSPECTUS SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, SEND A WRITTEN REQUEST TO FIRST ING LIFE INSURANCE COMPANY OF NEW YORK, CUSTOMER SERVICE CENTER, OR TELEPHONE 1-800-249-9099.


                               TABLE OF CONTENTS


FIRST ING LIFE..........................................................................   2

THE ADMINISTRATOR.......................................................................   2

PERFORMANCE INFORMATION.................................................................   2

SEC Standard Average Annual Total Return for Non-Money Market Divisions.................   2
Accumulation Unit Value.................................................................   3
Illustration of Calculation of Accumulation Unit Value..................................   3
Illustration of Purchase of Units (Assuming No State Tax on Purchase Payments)..........   3
Determination of Annuity Payouts........................................................   3

IRA INCOME PROGRAM OPTION...............................................................   6

OTHER INFORMATION.......................................................................   6

FINANCIAL STATEMENTS....................................................................   7



Date of Prospectus: May 1, 1997


Date of Statement of Additional Information: May 1, 1997

FIRST ING LIFE

First ING Life's parents include ING America Insurance Holdings, Inc., a Delaware corporation whose principal business is to act as the holding company for ING Groep, N.V.'s U.S. insurance companies.

First ING Life's indirect intermediate parents, ING Insurance International B.V. and ING Verzekeringen N.V., are Dutch insurance and financial corporations.

First ING Life's ultimate parent, ING Groep, N.V., is a Dutch insurance and financial corporation primarily engaged in banking and insurance services which include life and non-life insurance, life reinsurance, funds transfer services, savings plans, investments in securities and other capital market instruments, lending, mortgages, leasing, investment banking, debtor finance, debt conversion and international project management, property development, finance and management.


First ING Life acts as its own custodian for the Variable Account, and its affiliate, ING America Equities, Inc., is the principal underwriter and distributor of the Contracts in a continuous offering. The aggregate amount of underwriting commisisons paid to the principal underwriter during the fiscal year ended December 31, 1996, was $50,855.

THE ADMINISTRATOR

Financial Administrative Services Corporation and its affiliate Great-West Life & Annuity Insurance Company have an Administrative Services Agreement with First ING Life. Financial Administrative Services Corporation or its affiliate Great-West Life & Annuity Insurance Company provide administrative services for all of First ING Life's variable annuity Certificates, such as Certificate underwriting and issue, Owner service and the administration of the Variable Account.

PERFORMANCE INFORMATION

Performance information for the Divisions of the Variable Account, including the total return of the Divisions, may appear in reports or promotional literature to current or prospective Owners. Negative values are denoted by parentheses. Performance information for measures other than total return do not reflect surrender charges, which can have a maximum level of 7% of Purchase Payments, and any applicable tax on Purchase Payments, currently ranging from 0% to 3.5% (5% in the Virgin Islands).

See Appendix B, Performance Information, in the Prospectus for a discussion of the types of performance information that may be published for the Divisions.

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN FOR NON-MONEY MARKET DIVISIONS

Quotations of average annual total return for the Divisions of the Variable Account are expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Certificate over a period of 1, 5 and 10 years (or, if less, up to the life of the Division), calculated pursuant to the following formula:

     P(1 + T)n = ERV

Where:

     [P] equals a hypothetical initial Purchase Payment of $1,000

     [T] equals the average annual total return

     [n] equals the number of years

     [ERV] equals the ending redeemable value of a hypothetical $1,000 Purchase Payment made at the beginning of the period (or fractional portion thereof).

Fees that vary with the size of the account are included assuming an account size equal to the Division's mean (or median) account size. The SEC requires that an assumption be made that the Owner surrenders the entire Certificate at

________________________________________________________________________________
the end of the 1, 5 and 10 year periods (or, if less, up to the life of the Division) for which performance is required to be calculated. This assumption may not be consistent with the typical Owner's intentions in purchasing a Certificate and may adversely affect advertised or quoted returns.

ACCUMULATION UNIT VALUE

The calculation of the Accumulation Unit Value ("AUV") is discussed in the Prospectus under Division Accumulation Value of each Division of the Variable Account. The following illustrations show a calculation of a new AUV and the purchase of Accumulation Units (using hypothetical examples):

ILLUSTRATION OF CALCULATION OF ACCUMULATION UNIT VALUE

1)  AUV for the Division at the end of the preceding Valuation Period                           $5.00000000

2)  Net asset value per share of the Portfolio at the end of preceding Valuation Period         $     25.00

3)  Net asset value per share of the Portfolio at the end of current Valuation Period           $     25.50

4)  Dividends and capital gains declared and reinvested in the Portfolio
    during the current Valuation Period                                                         $      0.55

5)  Charge for taxes per share in the Portfolio during the current Valuation Period             $      0.05

6)  Gross investment return factor = [3) plus 4) minus 5)] divided by 2)                         1.04000000

7)  Less daily mortality and expense risk charge                                                 0.00003425

8)  Less daily asset based administrative charge                                                 0.00000411

9)  Accumulation Experience Factor for the current Valuation
     Period = 6) minus 7) minus 8)                                                               1.03996164

10) AUV for the Division at the end of the current Valuation Period = [1) times 9)]             $5.19980822

11) Net Rate of Return for the Division during the current Valuation
     Period = [9) minus 1) times 100]                                                              3.996164%

ILLUSTRATION OF PURCHASE OF UNITS (ASSUMING NO STATE TAX ON PURCHASE PAYMENTS)

1)   Purchase Payment                                                                          $    100.00

2)   AUV for the Division on the effective date of purchase (see above example)                $5.00000000

3)   Number of Accumulation Units purchased = [1) divided by 2)]                                 20.000000

4)   AUV for the Division on the Valuation Date following purchase (see above example)         $5.19980822

5)   Value of the Accumulation Units in the Division for the Valuation Date
      following purchase = [3) times 4)]                                                       $    104.00

DETERMINATION OF ANNUITY PAYOUTS

For Variable Annuity Payouts, you have the option of electing either a 3% or 5% Benchmark Total Return. The rate is elected at the same time the Variable Annuity Payout is elected and may not be changed after the Annuity Date. Compared to a 3% Benchmark Total Return, electing the 5% Benchmark Total Return would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments if actual investment experience varied from 5%. If the actual investment rate is at the annual rate of 3% or 5%, the Annuity Payouts will be level if you elected either 3% or 5%, respectively.

________________________________________________________________________________

As of the Annuity Date, any Division Accumulation Value invested in the Guaranteed Interest Division will be allocated among the Divisions of the Variable Account in the same proportion that the Division Accumulation Value of each Division of the Variable Account bears to the total Division Accumulation Value of all the Divisions of the Variable Account.

The first Variable Annuity Payout for each Division of the Variable Account will be the amount that the Proceeds will provide as of the close of business on the Valuation Date immediately preceding the Supplementary Contract Effective Date at the Benchmark Total Return chosen. If you have elected to receive payouts less frequently than monthly, the payout amount is then adjusted according to the factors in the Payouts Other Than Monthly section in the prospectus.

The initial number of Annuity Units for a Division of the Variable Account is calculated by dividing the payout amount of that Division by the Annuity Unit Value of that Division as of the Supplementary Contract Effective Date. The number of Annuity Units for a Division of the Variable Account does not change throughout the Annuity Period unless a transfer is made between Divisions of the Variable Account or, if a Combination Annuity Payout is selected, an increase in allocation from the Variable Annuity Payout to the Fixed Annuity Payout is made. The total Variable Annuity Payment is the sum of the Variable Annuity Payouts from all Divisions of the Variable Account.

Variable Annuity Payouts, after the first payout, vary in amount with the investment experience of the Divisions of the Variable Account. The dollar amount of each Variable Annuity Payout after the first payout is calculated by adding the amount due for each Division of the Variable Account. The amount due for each Division equals:

1)   The number of Annuity Units for that Division; multiplied by

2) The Annuity Unit Value for that Division for the Valuation Period for which each payout is due.

The dollar amount of each Annuity Payout after the first payout will not be affected by variations in our expenses or mortality experience.

The Annuitant or Beneficiary may transfer all or a portion of the Annuity Units in a Division of the Variable Account to another Division of the Variable Account. After the transfer, the number of Annuity Units in the Division of the Variable Account from which you are transferring will be reduced by the number of Annuity Units transferred. The number of Annuity Units in the Division of the Variable Account to which the transfer is made will be increased by the number of Annuity Units transferred multiplied by:

1) The value of an Annuity Unit in the Division of the Variable Account from which the transfer is made; divided by

2) The value of an Annuity Unit in the Division of the Variable Account to which the transfer is made.

ANNUITY UNIT VALUE

We use an Annuity Unit Value to calculate the Variable Annuity Payouts. The Annuity Unit Value for any later Valuation Period is:

1) The Annuity Unit Value for each Division as of the last prior Valuation Period multiplied by the Annuity Experience Factor for that Division for the Valuation Period for which the Annuity Unit Value is being calculated; divided by

2) An interest factor based on the Benchmark Total Return selected. (This is done to neutralize the Benchmark Total Return.)

________________________________________________________________________________

ANNUITY EXPERIENCE FACTOR

For each Division of the Variable Account, the Annuity Experience Factor reflects the investment experience of the Portfolio in which that Division invests and the charges assessed against that Division for a Valuation Period. The Annuity Experience Factor is calculated as follows:

1) The net asset value of the Portfolio in which that Division invests as of the end of the current Valuation Period; plus

2) The amount of any dividend or capital gains distribution declared and reinvested in that Portfolio during the current Valuation Period; minus

3)   A charge for taxes, if any.

4) The result of 1), 2) and 3), divided by the net asset value of that Portfolio as of the end of the preceding Valuation Period; minus

5) The daily equivalent of the Variable Account Annual Expenses shown in the Certificate Schedule for each day in the current Valuation Period.

HYPOTHETICAL EXAMPLES

The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of several variable Annuity Payments based on one Division.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1)   Annuity Unit Value for the Division at the end of the
     preceding Valuation Period                                     $10.00000000

2)   Net asset value per share of the Portfolio at the
     end of preceding Valuation Period                              $      25.00

3)   Net asset value per share of the Portfolio at the
     end of current Valuation Period                                $      25.50

4)   Dividends and capital gains declared and reinvested in
     the Portfolio the current Valuation Period                     $       0.55

5)   Charge for taxes per share in Portfolio during the
     current Valuation Period                                       $       0.05

6)   Gross investment return factor = [3) plus 4) minus 5)]
     divided 2)                                                       1.04000000

7)   Less daily mortality and expense charge                          0.00003425

8)   Less daily asset based administration charge                     0.00000411


9)   Annuity Experience Factor for the current Valuation              1.03996164
     Period = [6) minus 7) minus 8)]

10)  Daily factor to compensate for Benchmark Total Return of 3%      1.00008099

11)  Adjusted Annuity Experience Factor the current Valuation         1.03987743
     Period = [9 divided by 10)]

12)  Annuity Unit Value at the end of the current Valuation period
     = [1) times 11)]                                                10.39877428


________________________________________________________________________________

ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS (ASSUMING NO PREMIUM TAX IS
APPLICABLE)

1)   Number of Accumulation Units at Annuity Date                       1,000.00

2)   Accumulation Unit Value                                         12.55548000

3)   Adjusted Certificate value = [1) times 2)]                     $  12,555.48

4)   First monthly annuity payment per $1,000 of adjusted
     Certificate Value                                              $       9.63

5)   First monthly annuity payment = [3) times 4) divided by
     1,000]                                                         $     120.91

6)   Annuity Unit Value                                              10.39877428

7)   Number of Annuity Units = [5) divided by  6)]                   11.62726194

8)   Assume Annuity Unit Value for second month payment equals       10.50000000

9)   Second monthly annuity payment = [7) times 8)]                 $     122.09

10)  Assume Annuity Unit Value for third month payment equals        10.60000000

11)  Third monthly annuity payment = [7) times 10)]                 $     123.25

IRA INCOME PROGRAM OPTION

If the Owner has an IRA Certificate, we will provide payout of amounts required to be distributed by the Internal Revenue Service unless the minimum distributions are otherwise satisfied.

You may either provide us with the minimum required distribution or we will determine the amount that is required to be distributed from your Certificate each year based on the information you give us and various choices you make. The minimum dollar amount of each distribution is $100. For purposes of calculating the minimum distribution amount, all demand withdrawals, Systematic Income Program partial withdrawals, and Annuity Payouts must be summed between IRA required distribution payout dates to determine if the minimum distribution amount has been met through these other distributions. If there have been sufficient distributions made from the Certificate during the calendar year, no further distributions will be made for that year. If there have not been sufficient distributions made from the Certificate during the calendar year, the remaining minimum distribution amount will be paid to the Owner. At any time while minimum distributions are being made, if your Cash Surrender Value falls below $2,000, we will cancel the Certificate and send you the amount of the Cash Surrender Value.

First ING Life provides the Owner with the IRA Disclosure Statement which you will receive with your contract. The Owner specifies whether the withdrawal amount will be based on a life expectancy calculated on a single life basis (Owner's life only) or, if the Owner is married, on a joint life basis (Owner's and spouse's life combined).

First ING Life calculates a required distribution amount each year based on the Code's minimum distribution rules. We do this by dividing the Accumulation Value as of December 31 of the prior year by the life expectancy. The life expectancy is recalculated each year unless otherwise elected. Special minimum distribution rules govern payouts if the Beneficiary is other than the Owner's spouse and the Beneficiary is more than ten years younger than the Owner.

OTHER INFORMATION

Registration statements have been filed with the Securities and Exchange Commission, with respect to the Certificates discussed in this Statement of Additional Information. Not all of the information set forth in the registration statements, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Certificates and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

________________________________________________________________________________

FINANCIAL STATEMENTS

Ernst & Young LLP, independent auditors, 370 17th Street, Suite 4300, Denver, CO 80202, performs annual audits of the financial statements of First ING Life and the financial statements of the First ING Separate Account A1.

The financial statements of First ING Life, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of First ING Life to meet its obligations under the Certificate.

________________________________________________________________________________

                         Financial Statements


                           First ING Life Insurance
                           Company of New York


                         Years ended December 31, 1996, 1995 and 1994 with Report of Independent Auditors


________________________________________________________________________________

                  First ING Life Insurance Company of New York


                              Financial Statements


                  Years ended December 31, 1996, 1995 and 1994



                                    CONTENTS


Report of Independent Auditors.............................................   10

Audited Financial Statements

Balance Sheets.............................................................  11
Statements of Operations...................................................  13
Statements of Stockholder's Equity.........................................  14
Statements of Cash Flows...................................................  15
Notes to Financial Statements..............................................  16



________________________________________________________________________________

                         Report of Independent Auditors


Board of Directors and Stockholder


First ING Life Insurance Company of New York


We have audited the accompanying balance sheets of First ING Life Insurance Company of New York (a wholly-owned subsidiary of Security Life of Denver Insurance Company) as of December 31, 1996 and 1995, and the related statements of operations, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First ING Life Insurance Company of New York at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


                                    ERNST & YOUNG LLP


Denver, Colorado


April 11, 1997


________________________________________________________________________________

                 First ING Life Insurance Company of New York


                                Balance Sheets


                            (DOLLARS IN THOUSANDS)

                                                             DECEMBER 31
                                                            1996     1995
                                                        ----------------------
ASSETS
Investments (Note 2):
 Fixed maturity investments, at fair value (amortized
  cost:  1996--$17,161; 1995--$18,698)                    $17,162   $19,002
 Short-term investments                                     3,997         -
Total investments                                          21,159    19,002
                                                       -----------------------

Cash                                                       (2,129)      123
Accrued investment income                                     156       324
Reinsurance recoverable (Note 3):
 Paid benefits                                              2,817     2,569
 Unpaid benefits                                            1,804     1,584
Prepaid reinsurance premiums (Notes 3 and 4)                8,326     8,838
Deferred policy acquisition costs                              51         -
Federal income taxes recoverable (Note 5)                      12         9
Other assets                                                    5         -
Separate account assets (Note 10)                             673         -


                                                       -----------------------
Total assets                                              $32,874   $32,449
                                                       =======================



See accompanying notes.



________________________________________________________________________________

                 First ING Life Insurance Company of New York


                                Balance Sheets


                            (DOLLARS IN THOUSANDS)

                                                             DECEMBER 31
                                                            1996      1995
                                                       -----------------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
 Future policy benefits (Note 3):
  Life and annuity reserves                               $ 8,427   $ 8,921
  Unpaid claims                                             1,804     1,583
                                                       -----------------------
 Total future policy benefits                              10,231    10,504

 Accounts payable and accrued expenses                       (118)        8
 Indebtedness to related parties                              500       156
 Amounts due to reinsurers (Note 3)                            (1)       10
 Deferred federal income taxes (Note 5)                       359       421
 Separate account liabilities (Note 10)                       673
                                                       -----------------------
Total liabilities                                          11,644    11,099

Commitments and contingent liabilities
 (Notes 3 and 7)

Stockholder's equity (Note 6):
 Common stock, $110 par value:
  Authorized  10,000 shares
  Issued and outstanding  10,000 shares                     1,100     1,100
 Additional paid-in capital                                23,330    23,330
 Net unrealized gains on investments                            1       198
 Retained earnings (deficit)                               (3,201)   (3,278)
                                                       -----------------------
Total stockholder's equity                                 21,230    21,350
                                                       -----------------------
Total liabilities and stockholder's equity                $32,874   $32,449
                                                       =======================



See accompanying notes.


________________________________________________________________________________

                  First ING Life Insurance Company of New York


                            Statements of Operations


                             (DOLLARS IN THOUSANDS)


                                                   YEAR ENDED DECEMBER 31
                                                  1996       1995      1994
                                               -------------------------------
Revenues:
 Reinsurance premiums assumed                   $  7,402   $ 7,426   $ 7,696
 Investment product charges                            5         -         -
                                               -------------------------------
                                                   7,407     7,426     7,696
 Reinsurance ceded premiums                       (7,402)   (7,426)   (7,616)
                                               -------------------------------
                                                       5         -        80

 Net investment income                             1,070       789       567
 Net realized gains (losses) on investments          (91)       83      (412)
                                               -------------------------------
Total revenues                                       984       872       235

Benefits and expenses:
 Benefits:
  Death benefits                                  11,765     6,765     7,917
  Other benefits                                     316       206       163
  Increase in policy reserves and other funds          2         3        80
  Reinsurance recoveries                         (12,081)   (6,970)   (8,080)
                                               -------------------------------
                                                       2         4        80
 Expenses:
  Commissions                                       (330)     (344)     (402)
  Insurance operating expenses                     1,188       714       753
  Amortization of deferred policy
   acquisition costs                                   6         -         -
  Miscellaneous expenses                              (2)       (2)        2
                                               -------------------------------
Total benefits and expenses                          864       372       433
                                               -------------------------------

Income (loss) before federal income taxes            120       500      (198)
Federal income tax benefit (expense)
 (Note 5)                                            (43)      254        46
                                               -------------------------------
Net income (loss)                               $     77   $   754   $  (152)
                                               ===============================



See accompanying notes.


________________________________________________________________________________

                  First ING Life Insurance Company of New York


                       Statements of Stockholder's Equity


                             (DOLLARS IN THOUSANDS)

                                                  YEAR ENDED DECEMBER 31
                                                1996       1995       1994
                                            --------------------------------
Common stock:
 Balance at beginning and end of year          $ 1,100    $ 1,100    $ 1,100
                                            ================================

Additional paid-in capital:
 Balance at beginning of year                  $23,330    $14,330    $14,330
 Capital contribution                                -      9,000          -
 Balance at end of year                        $23,330    $23,330    $14,330
                                            ================================

Net unrealized gain (loss) on
 investments:
 Balance at beginning of year                  $   198    $  (491)   $     -
 Adjustment to beginning balance for
  change
  in accounting method used for
   investments
  net of $10 tax benefit (Note 1)                    -          -         18
 Net change in unrealized gain (loss) on
  investments, net of tax                         (197)       689       (509)
                                            --------------------------------
 Balance at end of year                        $     1    $   198    $  (491)
                                            ================================

Retained earnings (deficit):
 Balance at beginning of year                  $(3,278)   $(4,032)   $(3,880)
 Net income (loss)                                  77        754       (152)
                                            ================================
 Balance at end of year                        $(3,201)   $(3,278)   $(4,032)
                                            ================================

Total stockholder's equity                     $21,230    $21,350    $10,907
                                            ================================


See accompanying notes.


________________________________________________________________________________

                 First ING Life Insurance Company of New York

                           Statements of Cash Flows

                            (Dollars in Thousands)



                                                                         Years ended December 31
                                                                  1996            1995           1997
                                                            ------------------------------------------------

Operating activities
Net income (loss)                                               $      77      $    754       $  (152)
Adjustments to reconcile net income (loss) to
 net cash provided (used) by  operating activities:
  Increase (decrease) in future policy benefits                      (895)         (513)          423
  Net increase (decrease) in federal income taxes                      40           524          (107)
  Increase (decrease) in accounts payable, accrued
    expenses, and amounts due to reinsurers                          (137)         (858)          392
  Decrease (increase) in accrued investment income                    168          (229)          103
  Increase in reinsurance recoverable                                (468)       (2,160)         (316)
  Decrease in prepaid reinsurance premiums                            512           188            47
  Net realized (gain) loss on sale of investments                      91           (83)          412
  Policy acquisition costs deferred                                   (57)            -             -
  Amortization of deferred policy acquisition costs                     6             -             -
  Other, net                                                           23            57            97
Net cash provided (used) by operating activities            ------------------------------------------------
                                                                     (640)       (2,320)          899

Investing activities
Sales of fixed maturity investments, available-
 for-sale                                                          15,904         1,075         9,698
Maturities of fixed maturity investments,
 available-for-sale                                                    15           750             -
Purchase of fixed maturity investments,
 available-for-sale                                               (14,501)      (11,002)       (8,277)
Short-term investments, net                                        (3,997)            -             -
                                                            ------------------------------------------------
Net cash provided (used) by investing activities                   (2,579)       (9,177)        1,421

Financing activities
Increase (decrease) in indebtedness to related parties                344          (142)          256
Capital contribution                                                    -         9,000             -
Receipts from interest sensitive products credited to
 policyholder account balances                                        648             -             -
Return of policyholder account balances on interest
 sensitive policies                                                   (25)            -             -
                                                            ------------------------------------------------
Net cash provided by financing activities                             967         8,858           256
                                                            ------------------------------------------------
Net increase (decrease) in cash                                    (2,252)       (2,639)        2,576
Cash at beginning of year                                             123         2,762           186
                                                            ------------------------------------------------
Cash at end of year                                             $  (2,129)     $    123       $ 2,762
                                                            ================================================

See accompanying notes.



--------------------------------------------------------------------------------

                  First ING Life Insurance Company of New York

                         Notes to Financial Statements

                               December 31, 1996


1. Significant Accounting Policies

Nature of Operations

First ING Life Insurance Company of New York (the Company) is a stock life insurance company originally organized under the laws of the State of New York in 1973 as the Urbaine Life Reinsurance Company. It changed its name to First ING Life Insurance Company of New York in 1994. The Company is a wholly-owned subsidiary of Security Life of Denver Insurance Company (Security Life). Security Life is a wholly-owned subsidiary of ING America Insurance Holdings, Inc., an indirectly owned subsidiary of ING Groep, N.V. of the Netherlands. The Company is licensed to do business in twenty states and in the District of Columbia. Currently, the Company operates in two product markets:

  . The Company assumes closed blocks of business from various insurance companies, which it then retrocedes to other reinsurers. The Company receives compensation in the form of an inforce-based fee for administering these reinsurance contracts. The contracts are primarily comprised of traditional life policies, with some accident and health business.

  . During 1996, the Company entered the direct variable annuity insurance market in the state of New York. Most of the variable business is transferred to a Separate Account.

The significant accounting policies followed by the Company that materially affect the financial statements are summarized below:

Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (GAAP), which differ from statutory accounting practices prescribed or permitted by state insurance regulatory authorities.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

________________________________________________________________________________

                 First ING Life Insurance Company of New York

1. Significant Accounting Policies (Continued)

statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Changes

In May 1993, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities. The Company adopted the provisions of the new standard for investments held as of or acquired after January 1, 1994. The cumulative effect as of January 1, 1994 of adopting FASB Statement 115 had no impact on income. The opening balance of stockholder's equity was increased by $18,000 (net of $10,000 in deferred income taxes) to reflect the net unrealized holding gains on securities classified as available-for-sale previously carried at amortized cost.

Investments

Investments are presented on the following bases:

The carrying value of fixed maturities depends on the classification of the security: securities held-to-maturity, securities available-for-sale, and trading securities. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Debt securities not classified as held-to-maturity or trading are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gain or loss, net of tax, reported in a separate component of stockholder's equity.

The Company does not hold debt securities classified as held-to-maturity or trading.

The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in interest income from investments. Interest is included in net investment income as earned.
________________________________________________________________________________

                  First ING Life Insurance Company of New York

1. Significant Accounting Policies (Continued)

Realized gains and losses, and declines in value judged to be other-than-temporary are recognized in net income. The cost of securities sold is based on the specific identification method.

Recognition of Premium Revenues

Premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole life insurance policies, are recognized as revenue over the premium-paying period.

Revenues for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances during the year.

Future Policy Benefits

The liabilities for traditional life and accident and health benefits and expenses are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 3% to 6% at both December 31, 1996 and 1995. The liabilities calculated using this method are not materially different than liabilities calculated using generally accepted accounting principles.

Benefit reserves for Separate Account annuity contracts (including interest sensitive products) and investment products are computed under a retrospective deposit method and represent contract account balances before applicable surrender charges. Contract benefits and claims that are charged to expense include benefits and claims incurred during the year in excess of related contract account balances. Interest crediting rates for amounts invested in the general account were 4.6% during 1996.

________________________________________________________________________________

                 First ING Life Insurance Company of New York

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


UNPAID CLAIMS


The liabilities for unpaid claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of December
31. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.


FEDERAL INCOME TAXES


Deferred federal income taxes have been provided or credited to reflect significant temporary differences between income reported for tax and financial reporting purposes.


CASH FLOW INFORMATION


Cash includes cash on hand and demand deposits. No interest was paid in 1996, 1995, and 1994.


In accordance with the Company's cash management policy of maximizing the amount of funds invested in income-earning assets, the Company routinely anticipates the timing and amount of future cash flows. This policy frequently results in the existence of negative cash book balances.


DEFERRED POLICY ACQUISITION COSTS


Commissions and other costs of acquiring investment products that vary with and are primarily related to the production of new business have been deferred. For investment products, acquisition costs are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected gross margins from surrender charges and investment, mortality, and expense margins. This amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.



________________________________________________________________________________

                 First ING Life Insurance Company of New York

1. Significant Accounting Policies (continued)


Pending Accounting Standard


During 1996, the FASB issued Statement No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which requires an entity to recognize the financial and servicing assets it controls and the liabilities it has incurred and to derecognize financial assets when control has been surrendered in accordance with the criteria provided in the Statement. The Company will apply the new rules prospectively to transactions beginning in the first quarter of 1997. Based on current circumstances, the Company believes the application of the new rules will not have a material impact on the financial statements.


Reclassifications


Certain amounts in the 1994 and 1995 financial statements have been reclassified to conform with the 1996 presentation.


2. Investments


The amortized cost and fair value of investments in fixed maturities are as follows at December 31, 1996 and 1995:


                                                 Gross       Gross
                                    Amortized  Unrealized  Unrealized   Fair
                                      Cost       Gains       Losses     Value
                                  --------------------------------------------
                                              (Dollars in Thousands)
1996 Available-for-Sale:
 U.S. Treasury securities and
  obligations of U.S. government
  corporations and agencies          $ 6,060     $ 71       $  7      $ 6,124
 Corporate securities                  9,116       36         97        9,055
 Other asset-backed securities         1,985        1          3        1,983
                                  --------------------------------------------
                                     $17,161     $108       $107      $17,162
                                  ============================================



________________________________________________________________________________

                  First ING Life Insurance Company of New York

2. INVESTMENTS (CONTINUED)

                                                 GROSS       GROSS
                                    AMORTIZED  UNREALIZED  UNREALIZED   FAIR
                                      COST       GAINS       LOSSES     VALUE
                                  --------------------------------------------
                                              (DOLLARS IN THOUSANDS)
1995 Available-for-Sale:
 U.S. Treasury securities and
  obligations of U.S. government
  corporations and agencies           $12,105     $252         $1      $12,356
 Corporate securities                   3,300       23          6        3,317
 Other asset-backed securities          3,293       36          -        3,329
                                  --------------------------------------------
                                      $18,698     $311         $7      $19,002
                                  ============================================


The amortized cost and fair value of investments in fixed maturities at December 31, 1996, by contractual maturity, are shown in the following table. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                          AMORTIZED       FAIR
                                            COST          VALUE
                                        ------------------------
Available-for-sale:
 Due in one year or less                    $     -      $     -
 Due after one year through five years        8,194        8,232
 Due after five years through ten years       2,995        2,956
 Due after ten years                          3,987        3,991
                                        ---------------------------
                                             15,176       15,179

 Other asset-backed securities                1,985        1,983
                                        ---------------------------
Total available-for-sale                    $17,161      $17,162
                                        ===========================


________________________________________________________________________________

                  First ING Life Insurance Company of New York

2. INVESTMENTS (CONTINUED)


Changes in unrealized gains (losses) on investments in fixed maturities for the years ended December 31 are summarized as follows:



                                                1996     1995    1994
                                            ------------------------------
                                               (DOLLARS IN THOUSANDS)
Gross unrealized gains                          $ 108    $ 311   $  12
Gross unrealized losses                           107        7     769
                                            ------------------------------
Net unrealized gains (losses)                       1      304    (757)
Deferred income tax (expense) benefit               -     (106)    266
                                            ------------------------------
Net unrealized gains (losses) after taxes           1      198    (491)

Less:
 Balance at beginning of year                     198     (491)      -
 Adjustment for change in accounting method         -        -      18
                                            ------------------------------
Change in net unrealized gains (losses)
 on fixed maturities                            $(197)   $ 689   $(509)
                                            ==============================



Major categories of investment income for the years ended December 31 are summarized as follows:


                                                1996     1995    1994
                                            ------------------------------
                                                (DOLLARS IN THOUSANDS)
Fixed maturities                               $1,070    $797    $578
Other investments                                  20       -       -
                                            ------------------------------
                                                1,090     797     578
Investment expenses                               (20)     (8)    (11)
                                            ------------------------------
Net investment income                          $1,070    $789    $567
                                            ==============================



Debt and marketable equity securities available-for-sale with fair values at the date of sale of $15,904,000, $1,075,000 and $9,698,000 were sold during 1996,
1995 and 1994, respectively. Gross gains of $27,000, $83,000 and $0 and gross losses of $118,000, $0 and $412,000 were realized on those sales during 1996, 1995 and 1994, respectively.


________________________________________________________________________________

                  First ING Life Insurance Company of New York

2. INVESTMENTS (CONTINUED)


As part of its overall investment management strategy, the Company had not entered into any agreements to purchase or sell securities as of December 31, 1996 and 1995.


At December 31, 1996 and 1995, bonds with an amortized cost of $1,695,000 and $1,679,000, respectively, were on deposit with various state insurance departments to meet regulatory requirements.


3. REINSURANCE


The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of December 31, 1996, the Company's retention limit for acceptance of risk on assumed life insurance policies had been set at various levels up to $150,000. Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.


________________________________________________________________________________

                  First ING Life Insurance Company of New York

3. REINSURANCE (CONTINUED)


To the extent that the retrocessionaires become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion retroceded. Consequently, allowances are established for amounts deemed uncollectible. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of its retrocessionaires. A summary of the reinsured premiums is as follows:


                                                                               PERCENTAGE
                                            ASSUMED    RETROCEDED TO            OF AMOUNT
                                  GROSS   FROM OTHER       OTHER        NET    ASSUMED TO
                                  AMOUNT   COMPANIES     COMPANIES     AMOUNT      NET
                                ---------------------------------------------------------
                                                  (DOLLARS IN THOUSANDS)
As of  December 31, 1996:
 Life insurance in force          $  -       $670,345        $670,245   $ 100     N/A
                                =========================================================

Premiums:
 Life insurance                   $  -       $  7,403        $  7,403   $  -      N/A
 Accident and health insurance       -             (1)             (1)     -      N/A
                                ---------------------------------------------------------
Total  premiums                   $  -       $  7,402        $  7,402   $  -      N/A
                                =========================================================

As of  December 31, 1995:
 Life insurance in force          $  -       $797,204        $797,106   $ 98      N/A
                                =========================================================

Premiums:
 Life insurance                   $  -       $  7,426        $  7,426   $  -      N/A
 Accident and health insurance       -              -               -      -      N/A
                                ---------------------------------------------------------
Total  premiums                   $  -       $  7,426        $  7,426   $  -      N/A
                                =========================================================

As of December 31, 1994:
 Life insurance in force          $  -       $942,819        $942,722   $ 97      N/A
                                =========================================================

Premiums:
 Life insurance                   $  -       $  7,698        $  7,618   $ 80      9,623%
 Accident and health insurance       -             (2)             (2)            N/A
                                ---------------------------------------------------------
Total  premiums                   $  -       $  7,696        $  7,616   $ 80      9,620%
                                =========================================================



________________________________________________________________________________

               First ING Life Insurance Company of New York

4. CONCENTRATIONS OF CREDIT RISK


At both December 31, 1996 and 1995, the Company held no less-than-investment-grade bonds in its portfolio.


At December 31, 1996 and 1995, $8,323,000 and $8,600,000, respectively, of the
Company's prepaid reinsurance premiums were retroceded to one reinsurer. The amounts represent 97% of the total prepaid reinsurance premiums at both December 31, 1996 and 1995.


5. INCOME TAXES


Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities as of December 31 are as follows:


                                             1996         1995
                                       -----------------------------
                                           (DOLLARS IN THOUSANDS)
Deferred tax liabilities:
 Cession adjustment                         $(1,250)     $(1,250)
 Other                                           (7)        (102)
  Total deferred tax liabilities             (1,257)      (1,352)
                                       -----------------------------

Deferred tax assets:
 Tax-basis deferred acquisition costs           357          581
 Net operating loss carryforward                541          350
                                       -----------------------------
  Total deferred tax assets                     898          931
                                       -----------------------------
Net deferred tax liabilities                $  (359)     $  (421)
                                       =============================



The Policyholder's Surplus Account is an accumulation of certain special deductions for income tax purposes and a portion of the "gains from operations" which were not subject to current taxation under the Life Insurance Tax Act of 1959. At December 31, 1996, the balance in this account for tax return purposes was approximately $188,000. The Tax Reform Act of 1984 provides that no further accumulations will be made in this account. If amounts accumulated in the Policyholder's Surplus Account exceed certain limits or if distributions to the shareholders exceed amounts


________________________________________________________________________________

                 First ING Life Insurance Company of New York

5. INCOME TAXES (CONTINUED)


in the Shareholder's Surplus Account, to the extent of such excess amount or excess distributions as determined for income tax purposes, amounts in the Policyholder's Surplus Account would become subject to income tax at rates in effect at that time. Should this occur, the maximum tax which would be paid at the current tax rate is $65,800. The Company does not anticipate any such action or foresee any events which would result in such tax.

For financial reporting purposes, federal income tax benefit (expense) consists of the following:


                                           1996    1995     1994
                                       ----------------------------
                                         (DOLLARS IN THOUSANDS)
Current                                  $  -      $726      $44
Deferred                                  (43)     (910)       2
Current year change in
 valuation allowance                        -       438        -
                                      -----------------------------
Federal income tax benefit (expense)     $(43)     $254      $46
                                      =============================



Prior to 1995, a valuation allowance had been established by the Company to account for the fact that the full benefit of the deferred tax asset for tax-basis deferred acquisition costs more than likely would not be fully realized. In 1995, a change in judgment about the realization of the deferred tax asset occurred and the valuation allowance was removed.


In 1996 and 1994, the Company's effective income tax rate does not vary significantly from the statutory federal income tax rate. In 1995, the Company's effective income tax rate varies from the statutory federal income tax rate due to changes in the valuation allowance.


________________________________________________________________________________

                  First ING Life Insurance Company of New York

5. INCOME TAXES (CONTINUED)


As of December 31, 1996, the Company had net operating loss (NOL) carryforwards for tax purposes of $1,547,000 which are available to offset future taxable income. These NOLs expire as follows (dollars in thousands):


               2008                  $1,001
               2011                     546
                                   ----------
                                     $1,547
                                   ==========



The Company had net income tax payments (receipts) of $3,000, ($778,000), and $61,000 during 1996, 1995 and 1994, respectively, for current income tax payments and settlements of prior year returns.


6. STATUTORY ACCOUNTING INFORMATION AND PRACTICES


The Company prepares its statutory-basis financial statements in accordance with accounting practices prescribed or permitted by its state of domicile. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, from company to company within the state, and may change in the future. The NAIC is currently in the process of codifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1998, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that insurance companies use to prepare their statutory-basis financial statements.


The Company is required to identify those significant accounting practices that are permitted and obtain written approval of the practice from the Insurance Department of its state of domicile. As of December 31, 1996 and 1995, the Company had no significant permitted accounting practices.


________________________________________________________________________________

                  First ING Life Insurance Company of New York

6. Statutory Accounting Information and Practices (Continued)


The NAIC prescribes Risk-Based Capital (RBC) requirements for life/health
insurance companies.   At December 31, 1996, the Company exceeded all minimum
RBC requirements.


Stockholder's equity, determined in accordance with statutory accounting practices (SAP), was $21,427,000 and $21,441,000 at December 31, 1996 and 1995,
respectively. Net income determined in accordance with SAP was $175,000, $1,154,000, and $126,000 for the years ended December 31, 1996, 1995 and 1994, respectively.


The Company is required to maintain statutory paid-in capital of at least $1,000,000 and paid-in surplus of at least 50% of the paid-in capital in its state of domicile. The Company exceeded its minimum statutory capital and surplus requirements at December 31, 1996. Additionally, the amount of dividends which can be paid by the Company to its stockholder is subject to prior approval by the Insurance Department of its state of domicile based on the Department's review of the Company's financial condition.


7. Commitments and Contingent Liabilities


The Company is not currently a party to any pending or threatened lawsuits and is not aware of any material contingent liabilities.


8. Financing Arrangement


The Company is the beneficiary of two separate renewable letters of credit totaling $12,237,000 that were established in accordance with the terms of certain reinsurance agreements. These letters of credit expired on December 31, 1996 and were renewed in 1997. The letters of credit were unused during both 1996 and 1995.


9. Related Party Transactions


The Company obtains administrative, investment and other operating services from its parent. Amounts expensed for these services were $621,000, $41,000, and $362,000 during 1996, 1995 and 1994, respectively.


________________________________________________________________________________

                  First ING Life Insurance Company of New York

9. Related Party Transactions (Continued)


In 1994 the Company entered into a reinsurance contract with its parent to assume the reserves on a block of whole life insurance policies. Reserves were $85,000 and $83,000 at December 31, 1996 and 1995, respectively.


10. Separate Accounts


Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain contractholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account contractholders and are excluded from the amounts reported in the statements of operations except for fees charged for administration services and mortality risk.


11. Fair Value of Financial Instruments


In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and in many cases could not be realized in immediate settlement of the instrument. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.


Life insurance liabilities that contain mortality risk and all nonfinancial instruments are excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.


________________________________________________________________________________

                  First ING Life Insurance Company of New York

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


                                      DECEMBER 31
                                1996               1995
                        --------------------------------------
                          CARRYING   FAIR    CARRYING   FAIR
                           VALUE     VALUE    VALUE     VALUE
                        --------------------------------------
                                 (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities           $17,162  $17,162   $19,002  $19,002
Short-term investments       3,997    3,997         -        -

LIABILITIES
Individual annuities            16       15         -        -



The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments:


  FIXED MATURITIES: The fair values for fixed maturities are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of collateralized mortgage obligations, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.


  LETTERS OF CREDIT: The Company is the beneficiary of two separate renewable letters of credit totaling $12,237,000. These letters of credit have a fair value to the Company of $0 (see Note 8).


  INDIVIDUAL ANNUITIES: The fair values of the Company's deferred annuity contracts are estimated based on the cash surrender value.


  The carrying values of all other assets and liabilities approximate their fair values.


________________________________________________________________________________

                  First ING Life Insurance Company of New York

12. SUBSEQUENT EVENTS


Certain divisions of the Separate Account invest in corresponding mutual fund portfolios of The Palladian Trust. On January 24, 1997, the Company received notification that The Palladian Trust intends to terminate the participation agreement for the Fulcrum Fund variable annuity product effective July 24, 1997.


________________________________________________________________________________

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors and Stockholder
First ING Life Insurance Company of New York


We have audited the financial statements of First ING Life Insurance Company of New York (a wholly-owned subsidiary of Security Life of Denver Insurance Company) as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, and have issued our report thereon dated April 11, 1997 (included elsewhere in this Registration Statement). Our audits also included the financial statement schedule listed in Item 23 of this Registration Statement. This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits.


In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.


                                    ERNST & YOUNG LLP


Denver, Colorado
April 11, 1997


________________________________________________________________________________

                                                             SCHEDULE III


                  FIRST ING LIFE INSURANCE COMPANY OF NEW YORK


                      SUPPLEMENTARY INSURANCE INFORMATION


              For the Years Ended December 31, 1996, 1995 and 1994


                                       1996
                                    Individual     1996        1995       1994
           Description               Annuity       Life        Life       Life
--------------------------------------------------------------------------------
Deferred policy acquisition cost      $ 51,000  $        -  $        -  $      -

Future policy benefits, losses,
 claims, and loss expenses              16,000   8,411,000   8,921,000         -

Unearned premiums [1]                        -           -           -         -

Other policy claims and benefits
 payable                                     -   1,804,000   1,583,000

Premium revenue                          5,000           -           -         -

Net investment income                        -           -           -         -

Benefits, claims, losses, and
 settlement expenses [3]                     -           -           -         -

Amortization of deferred policy
 acquisition costs                       6,000           -           -         -

Other operating expenses               891,000     297,000     714,000   753,000

Premiums written [2]                         -           -           -         -



[1] N/A, as all of FING's A&H premiums are immaterial and are fully retroceded. [2] Per the S-X instructions, this is N/A for life insurance. This information is used to measure A&H business.
[3] $25,198 in annuity benefits were collapsed under FAS 97.


________________________________________________________________________________

                         Report of Independent Auditors


Contractholders
First ING Separate Account A1 of
 First ING Life Insurance Company of New York


We have audited the accompanying statement of net assets of First ING Separate Account A1 (comprising, respectively, the GAMCO Investors, Inc. Value Portfolio ("GAMCO Value"), the GAMCO Investors, Inc. Global Interactive/Telecom Portfolio ("GAMCO Global Interactive"), the Stonehill Capital Management, Inc. Growth Portfolio ("Stonehill Growth"), the Bee & Associates Incorporated International Growth Portfolio ("Bee & Associates International Growth"), and the Fischer Francis Trees & Watts, Inc. Global Strategic Income Portfolio ("Fischer Francis Global Strategic") Divisions) as of December 31, 1996, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First ING Separate Account A1 at December 31, 1996, and the results of its operations and changes in its net assets for the year then ended, in conformity with generally accepted accounting principles.



                                    ERNST & YOUNG LLP


Denver, Colorado
April 9, 1997


________________________________________________________________________________

                         First ING Separate Account A1


                            Statement of Net Assets


                               December 31, 1996


                                                                                              BEE &       FISCHER
                                          TOTAL                    GAMCO                   ASSOCIATES     FRANCIS
                                           ALL        GAMCO       GLOBAL      STONEHILL   INTERNATIONAL    GLOBAL
                                        DIVISIONS     VALUE     INTERACTIVE    GROWTH        GROWTH      STRATEGIC
                                      -----------------------------------------------------------------------------
ASSETS
Investments in mutual funds at
market value; combined cost

  $624,057(See Note C)                   $672,775  $   313,725   $   81,800  $   137,781     $   87,069  $   52,400
                                      -----------------------------------------------------------------------------
Total assets                              672,755      313,725       81,800      137,781         87,069      52,400
                                      -----------------------------------------------------------------------------

LIABILITIES
Due to Security Life of Denver              1,037          438          144          218            152          85
Total liabilities                           1,037          438          144          218            152          85
                                      -----------------------------------------------------------------------------

Net assets                               $671,738  $   313,287   $   81,656  $   137,563     $   86,917  $   52,315
                                      =============================================================================

CONTRACT OWNER RESERVES
Reserves for redeemable annuity
 contracts (See Note B)                  $671,738  $   313,287   $   81,656  $   137,563     $   86,917  $   52,315
                                      -----------------------------------------------------------------------------

TOTAL CONTRACT OWNER RESERVES            $671,738  $   313,287   $   81,656  $   137,563     $   86,917  $   52,315
                                      =============================================================================

Number of division units outstanding
 (See Note F)                                       27,860.970    8,279.460   14,334.490      8,357.410   5,205.830
                                                 ==================================================================

Value per divisional unit                          $     11.24   $     9.86  $      9.60     $    10.40  $    10.05
                                                 ==================================================================



See accompanying notes.


________________________________________________________________________________

                         First ING Separate Account A1


                            Statement of Operations


                          Year Ended December 31, 1996


                                                                                          BEE &        FISCHER
                                         TOTAL                 GAMCO                    ASSOCIATES     FRANCIS
                                          ALL       GAMCO      GLOBAL     STONEHILL   INTERNATIONAL     GLOBAL
                                       DIVISIONS    VALUE   INTERACTIVE     GROWTH        GROWTH      STRATEGIC
                                     --------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds              $19,501   $17,249       $  397   $       -         $ 1,519     $   336
Less:  Valuation period deductions
 (See Note B)                              4,629     2,272          668       1,033             522         134
                                     --------------------------------------------------------------------------
Net investment income (loss)              14,872    14,977         (271)     (1,033)            997         202
                                     --------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
 investments                              (4,999)      100         (328)        211          (2,269)     (2,713)
Net unrealized gains on investments       48,718    14,303        1,022      21,024          11,971         398
                                     --------------------------------------------------------------------------
Net realized and unrealized gains
 (losses) on investments                  43,719    14,403          694      21,235           9,702      (2,315)
                                     --------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                              $58,591   $29,380       $  423     $20,202         $10,699     $(2,113)
                                     ==========================================================================



See accompanying notes.


________________________________________________________________________________

                         First ING Separate Account A1


                       Statement of Changes in Net Assets


                          Year Ended December 31, 1996


                                                                                            BEE &        FISCHER
                                         TOTAL                   GAMCO                    ASSOCIATES     FRANCIS
                                          ALL        GAMCO       GLOBAL     STONEHILL   INTERNATIONAL     GLOBAL
                                       DIVISIONS     VALUE    INTERACTIVE     GROWTH        GROWTH      STRATEGIC
                                     ----------------------------------------------------------------------------
INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)            $ 14,872   $ 14,977       $  (271)   $ (1,033)        $   997     $   202
Net realized gains (losses) on
 investments                              (4,999)       100          (328)        211          (2,269)     (2,713)
Net unrealized gains on investments       48,718     14,303         1,022      21,024          11,971         398
                                     ----------------------------------------------------------------------------
Increase (decrease) in net assets
 from operations                          58,591     29,380           423      20,202          10,699      (2,113)
                                     ----------------------------------------------------------------------------

CHANGES FROM PRINCIPAL
 TRANSACTIONS
Contract purchase payments               635,993    280,848        85,200     140,700          77,502      51,743
Surrenders                               (25,198)       (41)       (5,139)    (14,987)         (4,992)        (39)
Net transfers among divisions
 (including the guaranteed interest
 division in the general account)              -      3,084         1,226      (8,225)          3,886          29
Other                                      2,352         16           (54)       (127)           (178)      2,695
                                     ----------------------------------------------------------------------------
Increase from principal
 transactions                            613,147    283,907        81,233     117,361          76,218      54,428
                                     ----------------------------------------------------------------------------

Total increase in net assets             671,738    313,287        81,656     137,563          86,917      52,315

Net assets at beginning of year                -          -             -           -               -           -
                                     ----------------------------------------------------------------------------

Net assets at end of year               $671,738   $313,287       $81,656    $137,563         $86,917     $52,315
                                     ============================================================================



See accompanying notes.

________________________________________________________________________________

                         First ING Separate Account A1


                         Notes to Financial Statements


                               December 31, 1996


NOTE A. ORGANIZATION


First ING Separate Account A1 (the "Separate Account") was established by resolution of the Board of Directors of First ING Life Insurance Company of New York (the "Company") on March 15, 1994. The Separate Account is organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.


The Separate Account supports the operations of the Fulcrum Fund variable annuity ("Fulcrum") contracts offered by the Company. The Separate Account may be used to support other variable annuity contracts as they are offered by the Company. The assets of the Separate Account are the property of the Company. However, the portion of the Separate Account's assets attributable to the contracts will not be chargeable with liabilities arising out of any other operations of the Company.


The Separate Account currently consists of five investment divisions available to the contractholders, each of which invests in an independently managed mutual fund portfolio of the Palladian Trust ("Fund"). The Funds are as follows:


PORTFOLIO MANAGERS/PORTFOLIOS (FUNDS)


GAMCO Investors, Inc.
  Value Portfolio
  Global Interactive/Telecom Portfolio


Stonehill Capital Management, Inc.
  Growth Portfolio


Bee & Associates Incorporated
  International Growth Portfolio


Fischer Francis Trees & Watts, Inc.
  Global Strategic Income Portfolio


________________________________________________________________________________

                         First ING Separate Account A1

NOTE A. ORGANIZATION (CONTINUED)


The Fulcrum contracts allow the contractholders to specify the allocation of their purchase payments to the various Funds. They can also transfer their account values among the Funds. The Fulcrum product also provides the contractholders the option to allocate their purchase payments, or to transfer their account values, to a Guaranteed Interest Division ("GID") in the Company's general account. The GID guarantees a rate of interest to the contractholder, and it is not variable in nature. Therefore, it is not included in the Separate Account statements.


NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


The accompanying financial statements of the Separate Account have been prepared on the basis of generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


The accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow.


INVESTMENT VALUATION--The investments in shares of the funds are valued at the closing net asset value (market value) per share as determined by the Funds on the day of measurement.


INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME--The investments in shares of the Funds are accounted for on the date the order to buy or sell is confirmed. Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from security transactions are reported using the first-in-first-out ("FIFO") method of accounting for cost. the difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized gain or loss on investment.


VALUATION PERIOD DEDUCTIONS--Charges are made directly against the assets of the Separate Account divisions and are reflected daily in the computation of the unit values of the divisions.


________________________________________________________________________________

                         First ING Separate Account A1

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


For Fulcrum contracts, a daily deduction, at an annual rate of 1.25% of the daily asset value of the Separate Account divisions, is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charges for the year ended December 31, 1996 were $4,136.


Fulcrum contracts are subject to a daily deduction, at an annual rate of .15% of the daily asset value of the Separate Account divisions, for an asset based administrative charge to compensate the Company for a portion of the administrative expenses under the contract. Total asset based administrative charges for the year ended December 31, 1996 were $493.


ANNUITY RESERVES--None of the Fulcrum contracts in the Separate Account have annuitized (reached the annuity date) and are redeemable for the net cash surrender value of the contracts. the annuity reserves are recorded in the Separate Account at the aggregate account values of the contractholders invested in the Separate Account divisions.


NOTE C. INVESTMENTS


Fund shares are purchased at net asset value with contract payments and divisional transfers from other Funds. Fund shares are redeemed at net asset value for the payment of benefits, for surrenders, for transfers to other divisions, and for certain administrative charges by the Company, which were $0 for the year ended December 31, 1996. Distributions made by the Funds are reinvested in the Funds.


________________________________________________________________________________

                         First ING Separate Account A1


                         Notes to Financial Statements


NOTE C. INVESTMENTS (CONTINUED)


The following is a summary of fund shares owned as of December 31, 1996:


                                        NUMBER     NET      VALUE
                                          OF      ASSET   OF SHARES  COST OF
                FUND                    SHARES    VALUE   AT MARKET   SHARES
-----------------------------------------------------------------------------
GAMCO Investors, Inc.
 Value Portfolio                       28,835.02  $10.88   $313,725  $299,422
 Global Interactive/Telecom             8,179.98   10.00     81,800    80,778
Stonehill Capital Management, Inc.
 The Growth Portfolio                  12,710.39   10.84    137,781   116,757
Bee & Associates Incorporated
 International Growth                   8,428.74   10.33     87,069    75,098
Fischer Francis Trees & Watts, Inc.
 Global Strategic Income                5,250.53    9.98     52,400    52,002
                                                        ---------------------
Total                                                      $672,775  $624,057
                                                        =====================



For the year ended December 31, 1996, the aggregate cost of purchases (plus reinvested dividends) and the proceeds from sales of investments were $666,986 and $37,930, respectively.


NOTE D. OTHER CONTRACT DEDUCTIONS


The Fulcrum contracts provide for certain deductions for surrender charges and taxes from amounts paid to contractholders. Such deductions are taken after the redemption of divisional units in the Separate Account and are not included in the Separate Account financial statements.


NOTE E. FEDERAL INCOME TAXES


The Separate Account is not taxed separately because the operations of the Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a "Regulated Investment Company" under subchapter "M" of the Internal Revenue Code.


________________________________________________________________________________

                         First ING Separate Account A1

NOTE F. SUMMARY OF CHANGES IN UNITS


The following schedule summarizes the changes in divisional units for the year ended December 31, 1996:


                                                                 INCREASE
                                       OUTSTANDING   INCREASE   (DECREASE)
                                           AT          FOR          FOR      (DECREASE)   OUTSTANDING
                                        BEGINNING    PAYMENTS   DIVISIONAL       FOR        AT END
              DIVISION                   OF YEAR     RECEIVED    TRANSFERS   SURRENDERS     OF YEAR
-----------------------------------------------------------------------------------------------------
GAMCO Investors, Inc.
 Value Portfolio                             0.000  27,564,290     300,280       (3,600)   27,860,970
 Global Interactive/Telecom
  Portfolio                                  0.000   8,710,310     124,590     (555,440)    8,279,460

Stonehill Capital Management, Inc.
 Growth Portfolio                            0.000  16,878,790    (895,900)  (1,648,400)   14,334,490

Bee & Associates Incorporated
 International Growth Portfolio              0.000   8,721,290     352,490     (716,370)    8,357,410

Fischer Francis Trees & Watts, Inc.
 Global Strategic Income
  Portfolio                                  0.000   5,206,860       2,880       (3,910)    5,205,830



________________________________________________________________________________

                         First ING Separate Account A1

NOTE G. NET ASSETS


Net assets at December 31, 1996 consisted of the following:


                                                                    ACCUMULATED       NET
                                                     ACCUMULATED   NET REALIZED   UNREALIZED
                                                      INVESTMENT       GAINS         GAINS
                                        PRINCIPAL       INCOME      (LOSSES) ON       ON
              DIVISION                 TRANSACTIONS     (LOSS)      INVESTMENTS   INVESTMENTS  NET ASSETS
---------------------------------------------------------------------------------------------------------
GAMCO Investors, Inc.
 Value Portfolio                           $283,907      $14,977        $   100       $14,303    $313,287
 Global Interactive/Telecom
  Portfolio                                  81,233         (271)          (328)        1,022      81,656

Stonehill Capital Management, Inc.
 Growth Portfolio                           117,361       (1,033)           211        21,024     137,563

Bee & Associates Incorporated
 International Growth Portfolio              76,218          997         (2,269)       11,971      86,917

Fischer Francis Trees & Watts, Inc.
 Global Strategic Income Portfolio           54,428          202         (2,713)          398      52,315
                                     --------------------------------------------------------------------
Total                                      $613,147      $14,872        $(4,999)      $48,718    $671,738
                                     ====================================================================



NOTE H. SUBSEQUENT EVENT


Certain divisions of the Separate Account invest in corresponding mutual fund portfolios of the Palladian Trust. On January 24, 1997, the Company received notification that the Palladian Trust intends to terminate the participation agreement for the Fulcrum Fund variable annuity product effective July 24, 1997.


________________________________________________________________________________

                                    PART C

                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a) All required financial statements are included in Parts A or B of this Registration Statement.

     (b)  Exhibits:

          The following exhibits are filed herewith:


          1. Resolutions of the Executive Committee of the Board of Directors of First ING Life Insurance Company of New York ("First ING Life") authorizing the establishment of the Registrant.1/

          2.  Not applicable.


          3. (a) First ING Life Insurance Company of New York Distribution Agreement.2/


               (b) Specimen Broker-Dealer Supervisory and Selling Agreement for Variable Contracts.1/


               (c)  Marketing Services Agreement.2/


          4.   (a)  Variable Annuity Contract.2/

               (b)  Variable Annuity Certificate.2/


               (c)  Supplementary Variable Annuity Contract.2/


          5.   (a)  Contract Application.2/


               (b)  Fulcrum Fund Certificate Application.2/


          6. (a) Articles of Incorporation of First ING Life Insurance Company of New York.2/


               (b)  By-Laws of First ING Life Insurance Company of New
                    York.2/

          7.        Not Applicable.


          8.   (a)  Participation Agreement.2/


               (b) Administration Services Agreement between First ING Life Insurance Company of New York and Financial Administrative Services Corporation.2/


               (c)    License Agreement.2/


               (d)    Service Agreement.2/


          9. Opinion and Consent of Eugene L. Copeland as to the legality of the securities being registered.1/

          10.  Consent of Independent Auditors.

--------------------------------------------------------------------------------

          11.  None.

          12.  None.


          13.  Schedule for Computation of Performance Quotations.

          14.  Financial Data Schedules.


          15.  Powers of Attorney.


          16. List of Affiliated Companies of First ING Life Insurance Company of New York.


1/ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of First ING Life Insurance Company of New York and its First ING Life Separate Account A1, filed with the Securities and Exchange Commission on July 31, 1995 (File Nos. 33-88794 and 811-8700).

2/ Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement of First ING Life and its First ING Life Separate Account A1, filed with the Securities and Exchange Commission on April 23, 1996 (File Nos. 33-82890 and 811-8700).

--------------------------------------------------------------------------------

Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

          Set forth below is information regarding the directors and officers of First ING Life Insurance Company of New York. First ING's address, and the business address of each person named, except as otherwise noted, is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699.


Name and Principal Business Address   Position and Offices with First ING
-----------------------------------   -----------------------------------
R. Glenn Hilliard                     Chairman of the Board
ING
North American Insurance Corporation
5780 Powers Ferry Road
Atlanta, GA  30327-4390

Stephen M. Christopher                Director, President and Chief Executive
                                      Officer, Chief Operating Officer

Stephen J. Yarina                     Director, Vice Chairman, Vice President,
                                      Treasurer and Chief Financial Officer,
                                      Chief Administrative Officer

Fred A. Deering                       Director

Weaver H. Gaines                      Director
528 Bayberry
Ocean City, NY  11770

Rodger D. Roenfeldt                   Director
100 So. Middle Neck Rd.
Great Neck, NY  11021

Stephen K. West                       Director
Sullivan & Cromwell
125 Broad Street
New York, NY  10004

Thomas F. Conroy                      Director, President, Reinsurance and
                                      Institutional Markets

Wayne D. Bidelman                     Director

Evelyn A. Bentz                       Director

Eugene L. Copeland                    Director



--------------------------------------------------------------------------------


Name and Principal Business Address   Position and Offices with First ING
-----------------------------------   -----------------------------------
William S. Lutter                     Director, Vice President, Administration
First ING Life Insurance Company of
  New York
225 Broadway, Suite 1901
New York 10007

Linda B. Emory                        Executive Vice President and Appointed
ING                                   Actuary
North American Insurance Corporation
5780 Powers Ferry Road
Atlanta, GA  30327-4390

John R. Barmeyer                      Chief Legal Officer and Corporate
                                      Secretary

Benjamin Currier                      Senior Vice President, Operations

Micheal B. Stevens                    Chief Investment Officer
ING
North American Insurance Corporation
5780 Powers Ferry Road
Atlanta, GA  30327-4390

James Livingston                      Senior Vice President, Chief Actuary

Carol D. Hard                         Senior Vice President, Variable Sales

Richard Lyons                         Vice President, Sales

Richard D. King                       Vice President, Medical Director

Amy L. Winsor                         Tax and Finance Officer

Sandra Forte'                         Assistant Secretary

Shari Enger                           Assistant Treasurer

Shirley A. Knarr                      Actuarial Officer


--------------------------------------------------------------------------------

Item 26. Persons Controlled by or Under Common Control with First ING Life Insurance Company of New York or Registrant

           First ING Life Insurance Company of New York, the depositor of First ING of New York Separate Account A1, is an indirect wholly owned subsidiary of ING Groep, N.W. ("ING"). ING is a holding company made up of two sub-holding companies, ING Verzekeringen N.V. ("ING Insurance") and ING Bank N.V. ("ING Bank") The ING address is:

               Post Office Box 810
               1000 AV Amsterdam
               The Netherlands


          The shares of ING are owned by and registered in the name of a Netherlands trustee, Stichting Administratiekantoor ING Groep N.V. ("Trustee"), under a trust agreement by which the Trustee has issued against these shares non-voting depositary receipts in bearer form which are traded and quoted on several European stock exchanges. This kind of trust arrangement is not uncommon among public companies in The Netherlands. The Trustee's principal business is the administration of such trust arrangements with respect to the common stock of ING. Although trustees in The Netherlands formally have and exercise limited voting rights, the Trustee adheres to the general policy in The Netherlands that these trustees follow the recommendations of the boards of directors and the management of corporations whose stock they hold and do not exercise voting rights to influence the operations of these corporations in the normal course of events.

          ING Insurance is one of the largest insurance operations in the world. More than half of its total consolidated premium income is derived from life insurance underwriting. ING Insurance also participates in underwriting fire, marine and aviation, motor vehicle, accident and sickness insurance, and professional reinsurance. ING Insurance subsidiaries are engaged in the insurance underwriting business in Europe, North America, Latin America, Australia, the Caribbean and Asia.

          Although First ING Life Insurance Company of New York's ultimate parent company is ING, one hundred percent of the issued and outstanding stock is owned directly by Security Life of Denver Insurance Company ("SLD"), an insurance company incorporated in the state of Colorado. Security Life of Denver Insurance Company is wholly owned by ING America Insurance Holdings, Inc. ("ING America Holdings"), a holding company incorporated in the state of Delaware. ING America Holdings is wholly owned by ING Insurance International B.V., which is in turn wholly owned by ING Insurance. SLD's subsidiary organizations are composed of the following:

          1) Wilderness Associates, a Colorado partnership in which SLD is a 49% partner.

          2)   CAMVEST Company No. 3, a wholly owned Colorado subsidiary.

          3) United Protective Company, a wholly owned Colorado subsidiary corporation.

          4) First Secured Mortgage Deposit Corp., a wholly owned Colorado subsidiary corporation.

--------------------------------------------------------------------------------

5) Midwestern United Life Insurance Company, a wholly owned Indiana subsidiary corporation.

6) ING America Equities, Inc., a wholly owned Colorado subsidiary corporation

          The list showing the U.S. holdings of ING America Holdings and the world-wide holdings of ING as of December, 1995 is hereby incorporated by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement filed by Security Life of Denver and its Security Life Separate Account A1 on April 23, 1996 (File Nos. 33-78444 and 811-8196).

          Included herein as Exhibit 16 is a list of the U.S. holdings of ING America Holdings as of December, 1996.

Items 27.  Number of Contract Owners


           As of March 31, 1996, a date within 90 days prior to the date of filing, there was 1 contract owner and 20 owners of the certificates offered by the prospectus filed as part of the Registrant's Registration Statement (File No. 33-88794).

Item 28.  Indemnification
          ---------------

          Incorporated herein by reference to the Form N-4 Pre-Effective Amendment No. 1 to the Registration Statement of First ING Life Insurance Company of New York and Its First ING Life Separate Account A1, filed with the Securities and Exchange Commission on July 31, 1995 (File Nos. 33-88794 and 811-
8700).


Item 29.  Principal Underwriters
          ----------------------

     a)   None

     b) The following table sets forth certain information regarding the officers and directors of ING America Equities, Inc. The business address of each person named below is Security Life of Denver, Security Life Center, 1290 Broadway, Attn: Variable, Denver, Colorado 80203-5699


Name and Principal                      Position and Offices
Business and Address                    with Underwriter
--------------------                    ----------------
Carol D. Hard                           Director and President

Edward K. Campbell                      Director, Vice President and
                                        Chief Legal  Officer

--------------------------------------------------------------------------------

Name and Principal                      Position and Offices
Business and Address                    with Underwriter
--------------------                    ----------------
Daniel B. Lazarus                       Director
5780 Powers Ferry Road
Atlanta, Georgia 30327

Melodie A. Maxwell-Jones                Director and Chief Compliance Officer

Debra Bell                              Chief Financial Officer and Financial
                                        Operations Officer

Wesley A. Coleman                       Vice President

Shari A. Enger                          Treasurer

Martha K. Evans                         Vice President

Jerrianne Smith                         Chief Operating Officer

Gary W. Waggoner                        Secretary


    c)    None


Item 30.  Location of Accounts and Records
          --------------------------------

    The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 and 31a-3 thereunder are maintained by First ING Life Insurance Company of New York at Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699, and at Financial Administrative Services Corporation, 8515 East Orchard Road, Englewood, Colorado 80111.

Item 31.  Management Services
          -------------------

    Not applicable.

Item 32.  Undertakings
          ------------


          (a) First ING Life Insurance Company of New York represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.


          (b)-(d) Additional undertakings are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of First ING Life Insurance Company of New York and its First ING Life Separate Account A1 filed with the Securities and Exchange Commission on July 31, 1995 (File Nos. 33-88794 and 811-8700).

--------------------------------------------------------------------------------

                                    SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, First ING Life Insurance Company of New York certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of Post-Effective Amendment No. 2 to the Registration Statement, and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City and County of Denver and the State of Colorado on the 29th day of April, 1997.


                    FIRST ING INSURANCE COMPANY OF NEW YORK
                    (Depositor)


               By:  /s/ Stephen M. Christopher
                    ----------------------------
                    Stephen M. Christopher

                    President and Chief Executive Officer



                    FIRST ING LIFE SEPARATE ACCOUNT A1
                    (Registrant)


               By:  FIRST ING LIFE INSURANCE COMPANY OF NEW YORK
                    (Depositor)


               By:  /s/ Stephen M. Christopher
                    ----------------------------
                    Stephen M. Christopher

                    President and Chief Executive Officer



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities with First ING Life Insurance Company of New York and on the date indicated.


PRINCIPAL EXECUTIVE OFFICERS:


/s/ Stephen M. Christopher
----------------------------
Stephen M. Christopher
Chief Executive Officer

PRINCIPAL FINANCIAL OFFICER


/s/ Stephen J. Yarina
----------------------
Stephen J. Yarina
Vice President, Treasurer, Chief Financial Officer,
Chief Administrative Officer


PRINCIPAL ACCOUNTING OFFICER


/s/ Stephen J. Yarina
----------------------
Stephen J. Yarina
Vice President, Treasurer, Chief Financial Officer,
Chief Administrative Officer

DIRECTORS:


/s/ Stephen M. Christopher*
---------------------------
Stephen M. Christopher


/s/ Stephen J. Yarina
------------------------------
Stephen J. Yarina


/s/ Thomas F. Conroy*
------------------------------
Thomas F. Conroy


/s/ Wayne D. Bidelman*
------------------------------
Wayne D. Bidelman


/s/ Evelyn A. Bentz*
------------------------------
Evelyn A. Bentz

/s/ Eugene L. Copeland*
------------------------------
Eugene L. Copeland


/s/ William S. Lutter*
------------------------------
William S. Lutter


/s/ Fred A. Deering*
------------------------------
Fred A. Deering


/s/ Weaver H. Gaines*
------------------------------
Weaver H. Gaines


/s/ Roger D. Roenfeldt*
------------------------------
Roger D. Roenfeldt


/s/ Stephen K. West*
------------------------------
Stephen K. West


*  By:  /s/Edward K. Campbell
------------------------------------
        Edward K. Campbell
        April 29, 1997